      (SPDR LOGO)




SPDR(R) SERIES TRUST PROSPECTUS
October 31, 2010,
as supplemented December 17, 2010


SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR DJ Global Titans ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR KBW Bank ETF (KBE)
SPDR KBW Capital Markets ETF (KCE)
SPDR KBW Insurance ETF (KIE)
SPDR KBW Mortgage Finance(SM) ETF (KME)
SPDR KBW Regional Banking(SM) ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P(R) Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Building & Construction ETF (XBC)
SPDR S&P Computer Hardware ETF (XHW)
SPDR S&P Computer Software ETF (STW)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P LeisureTime ETF (XLZ)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Outsourcing & IT Consulting ETF (XOT)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR Wells Fargo(R) Preferred Stock ETF (PSK)

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

PRECISE IN A WORLD THAT ISN'T. TM

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      (SPDR LOGO)




TABLE OF CONTENTS

      FUND SUMMARIES
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Total Market ETF                                                   1
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Large Cap ETF                                                      5
----------------------------------------------------------------------------------------------------
           SPDR S&P 500 Growth ETF                                                           8
----------------------------------------------------------------------------------------------------
           SPDR S&P 500 Value ETF                                                           12
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Mid Cap ETF                                                       16
----------------------------------------------------------------------------------------------------
           SPDR S&P 400 Mid Cap Growth ETF                                                  20
----------------------------------------------------------------------------------------------------
           SPDR S&P 400 Mid Cap Value ETF                                                   24
----------------------------------------------------------------------------------------------------
           SPDR S&P 600 Small Cap ETF                                                       28
----------------------------------------------------------------------------------------------------
           SPDR S&P 600 Small Cap Growth ETF                                                32
----------------------------------------------------------------------------------------------------
           SPDR S&P 600 Small Cap Value ETF                                                 36
----------------------------------------------------------------------------------------------------
           SPDR DJ Global Titans ETF                                                        40
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones REIT ETF                                                          43
----------------------------------------------------------------------------------------------------
           SPDR KBW Bank ETF                                                                47
----------------------------------------------------------------------------------------------------
           SPDR KBW Capital Markets ETF                                                     50
----------------------------------------------------------------------------------------------------
           SPDR KBW Insurance ETF                                                           53
----------------------------------------------------------------------------------------------------
           SPDR KBW Mortgage Finance ETF                                                    56
----------------------------------------------------------------------------------------------------
           SPDR KBW Regional Banking ETF                                                    59
----------------------------------------------------------------------------------------------------
           SPDR Morgan Stanley Technology ETF                                               62
----------------------------------------------------------------------------------------------------
           SPDR S&P Dividend ETF                                                            65
----------------------------------------------------------------------------------------------------
           SPDR S&P Aerospace & Defense ETF                                                 68
----------------------------------------------------------------------------------------------------
           SPDR S&P Biotech ETF                                                             71
----------------------------------------------------------------------------------------------------
           SPDR S&P Building & Construction ETF                                             75
----------------------------------------------------------------------------------------------------
           SPDR S&P Computer Hardware ETF                                                   78
----------------------------------------------------------------------------------------------------
           SPDR S&P Computer Software ETF                                                   81
----------------------------------------------------------------------------------------------------
           SPDR S&P Health Care Equipment ETF                                               84
----------------------------------------------------------------------------------------------------
           SPDR S&P Health Care Services ETF                                                87
----------------------------------------------------------------------------------------------------
           SPDR S&P Homebuilders ETF                                                        90
----------------------------------------------------------------------------------------------------
           SPDR S&P LeisureTime ETF                                                         94
----------------------------------------------------------------------------------------------------
           SPDR S&P Metals & Mining ETF                                                     97
----------------------------------------------------------------------------------------------------
           SPDR S&P Oil & Gas Equipment & Services ETF                                     100
----------------------------------------------------------------------------------------------------
           SPDR S&P Oil & Gas Exploration & Production ETF                                 104
----------------------------------------------------------------------------------------------------
           SPDR S&P Outsourcing & IT Consulting ETF                                        108
----------------------------------------------------------------------------------------------------
           SPDR S&P Pharmaceuticals ETF                                                    111
----------------------------------------------------------------------------------------------------
           SPDR S&P Retail ETF                                                             115
----------------------------------------------------------------------------------------------------
           SPDR S&P Semiconductor ETF                                                      118
----------------------------------------------------------------------------------------------------
           SPDR S&P Telecom ETF                                                            122
----------------------------------------------------------------------------------------------------
           SPDR S&P Transportation ETF                                                     125
----------------------------------------------------------------------------------------------------
           SPDR Wells Fargo Preferred Stock ETF                                            128
----------------------------------------------------------------------------------------------------
      SUMMARY INFORMATION ABOUT PURCHASES, SALES AND TAXES                                 132
----------------------------------------------------------------------------------------------------
      ADDITIONAL STRATEGIES                                                                132
----------------------------------------------------------------------------------------------------
      ADDITIONAL RISK INFORMATION                                                          133
----------------------------------------------------------------------------------------------------
      MANAGEMENT                                                                           137
----------------------------------------------------------------------------------------------------
      INDEX/TRADEMARK LICENSES/DISCLAIMERS                                                 139
----------------------------------------------------------------------------------------------------
      ADDITIONAL PURCHASE AND SALE INFORMATION                                             142
----------------------------------------------------------------------------------------------------
      OTHER CONSIDERATIONS                                                                 143
----------------------------------------------------------------------------------------------------
      DISTRIBUTIONS                                                                        143
----------------------------------------------------------------------------------------------------
      PORTFOLIO HOLDINGS                                                                   143
----------------------------------------------------------------------------------------------------
      ADDITIONAL TAX INFORMATION                                                           143
----------------------------------------------------------------------------------------------------
      GENERAL INFORMATION                                                                  146
----------------------------------------------------------------------------------------------------
      PREMIUM/DISCOUNT INFORMATION                                                         146
----------------------------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS                                                                 146
----------------------------------------------------------------------------------------------------
      WHERE TO LEARN MORE ABOUT THE FUNDS                                           Back Cover
----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]




                                 FUND SUMMARIES

SPDR(R) DOW JONES TOTAL MARKET ETF

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Total Market ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks a broad universe of exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $20                          $64                          $113                         $255
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Dow Jones U.S. Total Stock Market Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the

PRECISE IN A WORLD THAT ISN'T. TM                                              1

      (SPDR LOGO)






Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the performance of all U.S. equity securities with readily available price data. The Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock Exchange) and the NASDAQ Stock Market. The Index is a float-adjusted market capitalization weighted index that reflects shares of securities actually available to investors in the marketplace. To be included in the Index, an issue generally must be all of the following: (i) a company's primary equity issue (common stock, REIT or limited partnership); and (ii) the security of a U.S. company. A semiannual composition review of the Index is announced and implemented in March and September. Shares and float factors of the Index are updated on a quarterly basis. Except to account for stock splits and reverse splits, shares and float factors will not be adjusted for bulletin board, NYSE Arca and pink sheet stocks until they are returned to exchange listings. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly index additions and deletions, after the close of trading on the third Friday of each month. As of September 30, 2010, the Index was comprised of 3,934 stocks.

The Index is sponsored by Dow Jones & Company, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



2                                              PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2001                                               -10.23
2002                                               -21.21
2003                                                26.63
2004                                                10.01
2005                                                 6.91
2006                                                14.91
2007                                                 5.44
2008                                               -36.80
2009                                                28.08




  Highest Quarterly Return: 16.30% (Q2 2009)
  Lowest Quarterly Return: -22.49% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 5.04%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares. Prior to June 14, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Total Stock Market Index. Performance of the Fund prior to June 14, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (10/4/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     28.08%        0.96%          -0.24%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     27.69%        0.66%          -0.58%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             18.63%        0.79%          -0.30%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. TOTAL STOCK MARKET INDEX
(reflects no deduction for fees, expenses or taxes)                     28.57%        0.97%          -0.18%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                              3

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



4                                              PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) DOW JONES LARGE CAP ETF

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Large Cap ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $20                          $64                          $113                         $255
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Dow Jones U.S. Large-Cap Total Stock Market Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the large-cap portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the

PRECISE IN A WORLD THAT ISN'T. TM                                              5

      (SPDR LOGO)






U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 1-750 by full market capitalization. As of September 30, 2010, the Index was comprised of 747 stocks.

The Index is sponsored by Dow Jones & Company, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the large cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



6                                              PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2006                                                15.38
2007                                                 6.21
2008                                               -36.90
2009                                                26.89




  Highest Quarterly Return: 15.57% (Q2 2009)
  Lowest Quarterly Return: -22.14% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 4.44%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/8/05)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     26.89%          0.21%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     26.44%         -0.18%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             17.79%          0.11%
-----------------------------------------------------------------------------------------------------
DOW JONES U.S. LARGE-CAP TOTAL STOCK MARKET INDEX
(reflects no deduction for fees, expenses or taxes)                     26.98%          0.26%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                              7

      (SPDR LOGO)





SPDR(R) S&P 500 GROWTH ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P 500 Growth ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting "growth" characteristics.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $20                          $64                          $113                         $255
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P 500 Growth Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index measures the performance of the large-capitalization growth sector in the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest growth characteristics based on: (i) sales growth;


8                                              PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






(ii) earnings change to price; and (iii) momentum. The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations of $3.5 billion or more. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares for six consecutive months; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2010, the Index was comprised of 307 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                              9

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2001                                               -25.66
2002                                               -31.65
2003                                                29.18
2004                                                 4.92
2005                                                 3.10
2006                                                 8.93
2007                                                10.77
2008                                               -37.48
2009                                                37.10




  Highest Quarterly Return: 17.06% (Q4 2001)
  Lowest Quarterly Return: -24.88% (Q3 2001)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 4.01%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     37.10%        1.29%          -6.38%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     36.88%        1.15%          -6.50%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             24.34%        1.09%          -5.19%
-------------------------------------------------------------------------------------------------------------------
S&P 500 GROWTH INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     31.57%        0.96%          -3.70%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. LARGE-CAP GROWTH TOTAL STOCK MARKET INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     37.40%        2.19%          -3.78%
-------------------------------------------------------------------------------------------------------------------


   (1) Effective December 17, 2010, the Fund has changed its benchmark index to the S&P 500 Growth Index from the Dow Jones U.S. Large-Cap Growth Total Stock Market Index. The Fund's performance in the table above is based on the Fund's prior investment strategy to track a different benchmark index.



10                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             11

      (SPDR LOGO)





SPDR(R) S&P 500 VALUE ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P 500 Value ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting "value" characteristics.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $20                          $64                          $113                         $255
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P 500 Value Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index measures the performance of the large-capitalization value sector in the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics based on: (i) book value to


12                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations of $3.5 billion or more. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares for six consecutive months; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2010, the Index was comprised of 349 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             13

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2001                                                -6.30
2002                                               -17.60
2003                                                25.51
2004                                                13.12
2005                                                 5.48
2006                                                21.55
2007                                                 1.70
2008                                               -36.49
2009                                                17.17




  Highest Quarterly Return: 18.25% (Q2 2003)
  Lowest Quarterly Return: -21.13% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 4.73%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     17.17%        -0.60%         1.29%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     16.62%        -1.06%         0.75%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             11.67%        -0.49%         1.07%
-------------------------------------------------------------------------------------------------------------------
S&P 500 VALUE INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     21.18%        -0.27%         1.41%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. LARGE-CAP VALUE TOTAL STOCK MARKET INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     17.21%        -0.51%         2.32%
-------------------------------------------------------------------------------------------------------------------


   (1) Effective December 17, 2010, the Fund has changed its benchmark index to the S&P 500 Value Index from the Dow Jones U.S. Large-Cap Value Total Stock Market Index. The Fund's performance in the table above is based on the Fund's prior investment strategy to track a different benchmark index.



14                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.


For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             15

      (SPDR LOGO)





SPDR(R) DOW JONES MID CAP ETF

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Mid Cap ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of mid-capitalization exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*       0.25%
--------------------------------------------------------------------------------------------


   * Amounts do not reflect certain other expenses of 0.01% incurred during the prior fiscal year which are not expected to be incurred during the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $26                          $80                          $141                         $318
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).



16                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





The Index is a float-adjusted market capitalization weighted index that represents the mid-cap portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked 501-1,000 by full market capitalization. As of September 30, 2010, the Index was comprised of 500 stocks.

The Index is sponsored by Dow Jones & Company, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the mid cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             17

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.


  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2006                                                13.27
2007                                                 5.59
2008                                               -38.73
2009                                                44.20




  Highest Quarterly Return: 22.89% (Q3 2009)
  Lowest Quarterly Return: -25.80% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  10.48%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/8/05)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     44.20%         2.39%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     43.69%         1.77%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             28.91%         1.88%
-----------------------------------------------------------------------------------------------------
DOW JONES U.S. MID-CAP TOTAL STOCK MARKET INDEX
(reflects no deduction for fees, expenses or taxes)                     44.56%         2.45%
-----------------------------------------------------------------------------------------------------





18                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             19

      (SPDR LOGO)





SPDR(R) S&P 400 MID CAP GROWTH ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P 400 Mid Cap Growth ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting "growth" characteristics.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*       0.25%
--------------------------------------------------------------------------------------------



   * Amounts do not reflect certain other expenses of 0.01% incurred during the prior fiscal year which are not expected to be incurred during the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $26                          $80                          $141                         $318
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P MidCap 400 Growth Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).



20                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





The Index measures the performance of the mid-capitalization growth sector in the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) earnings change to price; and (iii) momentum. The selection universe for the S&P MidCap 400 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations between $850 million and $3.8 billion. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares for six consecutive months;
(iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2010, the Index was comprised of 246 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.


   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.


   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.


   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.


   GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.


   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.


   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             21

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2006                                                11.32
2007                                                11.04
2008                                               -41.55
2009                                                55.37




  Highest Quarterly Return: 22.24% (Q3 2009)
  Lowest Quarterly Return: -27.02% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  10.49%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/8/05)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     55.37%         3.89%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     55.16%         3.57%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             36.11%         3.25%
-----------------------------------------------------------------------------------------------------
S&P MIDCAP 400 GROWTH INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     41.08%         2.20%
-----------------------------------------------------------------------------------------------------
DOW JONES U.S. MID-CAP GROWTH TOTAL STOCK MARKET INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     55.55%         3.98%
-----------------------------------------------------------------------------------------------------


   (1) Effective December 17, 2010, the Fund has changed its benchmark index to the S&P MidCap 400 Growth Index from the Dow Jones U.S. Mid-Cap Growth Total Stock Market Index. The Fund's performance in the table above is based on the Fund's prior investment strategy to track a different benchmark index.



22                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             23

      (SPDR LOGO)





SPDR(R) S&P 400 MID CAP VALUE ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P 400 Mid Cap Value ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting "value" characteristics.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*       0.25%
--------------------------------------------------------------------------------------------


   * Amounts do not reflect certain other expenses of 0.01% incurred during the prior fiscal year which are not expected to be incurred during the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $26                          $80                          $141                         $318
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P MidCap 400 Value Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).



24                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





The Index measures the performance of the mid-capitalization value sector in the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P MidCap 400 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations between $850 million and $3.8 billion. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares for six consecutive months;
(iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2010, the Index was comprised of 292 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             25

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2006                                                15.42
2007                                                -1.52
2008                                               -34.64
2009                                                31.64




  Highest Quarterly Return: 23.46% (Q3 2009)
  Lowest Quarterly Return: -24.41% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  10.52%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/8/05)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     31.64%          0.50%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     30.64%         -0.15%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             20.71%          0.23%
-----------------------------------------------------------------------------------------------------
S&P MIDCAP 400 VALUE INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     33.73%          1.31%
-----------------------------------------------------------------------------------------------------
DOW JONES U.S. MID-CAP VALUE TOTAL STOCK MARKET INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     32.04%          0.63%
-----------------------------------------------------------------------------------------------------


   (1) Effective December 17, 2010, the Fund has changed its benchmark index to the S&P MidCap 400 Value Index from the Dow Jones U.S. Mid-Cap Value Total Stock Market Index. The Fund's performance in the table above is based on the Fund's prior investment strategy to track a different benchmark index.




26                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             27

      (SPDR LOGO)





SPDR(R) S&P 600 SMALL CAP ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P 600 Small Cap ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*       0.20%
--------------------------------------------------------------------------------------------


   * Amounts do not reflect certain other expenses of 0.01% incurred during the prior fiscal year which are not expected to be incurred during the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $20                          $64                          $113                         $255
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P SmallCap 600 Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).



28                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





The Index measures the performance of the small-capitalization sector in the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations between $250 million and $1.2 billion. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares for six consecutive months; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is float-adjusted, market capitalization weighted and changes to the Index are made on an as-needed basis. As of September 30, 2010, the Index was comprised of 600 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             29

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)


2006                                                16.59
2007                                                 1.69
2008                                               -37.47
2009                                                41.21




  Highest Quarterly Return: 26.04% (Q2 2009)
  Lowest Quarterly Return: -26.84% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  10.56%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                        SINCE
                                                                                      INCEPTION
                                                                       ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     41.21%          1.97%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     40.67%          1.56%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             26.89%          1.57%
-------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     25.57%          0.17%
-------------------------------------------------------------------------------------------------------
DOW JONES U.S. SMALL-CAP TOTAL STOCK MARKET INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     41.93%          2.13%
-------------------------------------------------------------------------------------------------------


   (1) Effective December 17, 2010, the Fund has changed its benchmark index to the S&P SmallCap 600 Index from the Dow Jones U.S. Small-Cap Total Stock Market Index. The Fund's performance in the table above is based on the Fund's prior investment strategy to track a different benchmark index.



30                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.


JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             31

      (SPDR LOGO)





SPDR(R) S&P 600 SMALL CAP GROWTH ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P 600 Small Cap Growth ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting "growth" characteristics.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.25%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $26                          $80                          $141                         $318
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P SmallCap 600 Growth Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index measures the performance of the small-capitalization growth sector in the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest growth characteristics based on:


32                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






(i) sales growth; (ii) earnings change to price; and (iii) momentum. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations between $250 million and $1.2 billion. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares for six consecutive months;
(iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2010, the Index was comprised of 356 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             33

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

(BAR CHART)

2001                                                -8.88
----                                                -----
2002                                               -38.94
2003                                                48.05
2004                                                15.18
2005                                                 8.73
2006                                                13.37
2007                                                 7.89
2008                                               -41.00
2009                                                46.84




  Highest Quarterly Return: 32.87% (Q4 2001)
  Lowest Quarterly Return: -30.33% (Q3 2001)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  11.41%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                    SINCE
                                                                                     FIVE         INCEPTION
                                                                     ONE YEAR       YEARS         (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                   46.84%        2.88%           -1.41%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                   46.66%        2.74%           -1.49%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           30.49%        2.44%           -1.20%
-------------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 GROWTH INDEX(1)
(reflects no deduction for fees, expenses or taxes)                   28.35%        1.46%            4.97%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. SMALL-CAP GROWTH TOTAL STOCK MARKET INDEX(1)
(reflects no deduction for fees, expenses or taxes)                   47.38%        3.14%            0.81%
-------------------------------------------------------------------------------------------------------------------


   (1) Effective December 17, 2010, the Fund has changed its benchmark index to the S&P SmallCap 600 Growth Index from the Dow Jones U.S. Small-Cap Growth Total Stock Market Index. The Fund's performance in the table above is based on the Fund's prior investment strategy to track a different benchmark index.



34                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             35

      (SPDR LOGO)





SPDR(R) S&P 600 SMALL CAP VALUE ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P 600 Small Cap Value ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting "value" characteristics.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*       0.25%
--------------------------------------------------------------------------------------------


   * Amounts do not reflect certain other expenses of 0.01% incurred during the prior fiscal year which are not expected to be incurred during the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $26                          $80                          $141                         $318
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P SmallCap 600 Value Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).



36                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





The Index measures the performance of the small-capitalization value sector in the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NASDAQ Global Select Market, NASDAQ Select Market and NASDAQ Capital Market with market capitalizations between $250 million and $1.2 billion. To be included in the Index, a security should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares for six consecutive months; (iii) have a public float of at least 50%; and (iv) have four consecutive quarters of positive as-reported earnings. The Index is market capitalization weighted and rebalanced annually on the third Friday of December. As of September 30, 2010, the Index was comprised of 427 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             37

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2001                                                12.33
----                                                -----
2002                                                -2.72
2003                                                42.91
2004                                                17.96
2005                                                 5.89
2006                                                19.66
2007                                                -4.22
2008                                               -33.58
2009                                                36.57




  Highest Quarterly Return: 25.67% (Q3 2009)
  Lowest Quarterly Return: -25.28% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 9.67%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     36.57%        1.94%          9.64%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     35.71%        1.21%          8.49%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             23.94%        1.43%          8.30%
-------------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 VALUE INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     22.85%        1.16%          6.53%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. SMALL-CAP VALUE TOTAL STOCK MARKET INDEX(1)
(reflects no deduction for fees, expenses or taxes)                     36.83%        1.84%          8.45%
-------------------------------------------------------------------------------------------------------------------


   (1) Effective December 17, 2010, the Fund has changed its benchmark index to the S&P SmallCap 600 Value Index from the Dow Jones U.S. Small-Cap Value Total Stock Market Index. The Fund's performance in the table above is based on the Fund's prior investment strategy to track a different benchmark index.




38                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             39

      (SPDR LOGO)





SPDR(R) DJ GLOBAL TITANS ETF

  INVESTMENT OBJECTIVE
  The SPDR DJ Global Titans ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of multinational blue-chip issuers.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $51                          $160                         $280                         $628
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Dow Jones Global Titans 50 Index U.S. Close (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index (American Depositary Receipts ("ADRs") may be included for purposes of this test). The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. The Fund purchases ADRs or U.S. shares, if available, of foreign companies included in the Index. If an ADR for a company is not available, the Fund will purchase the actual foreign security included in the Index. The Fund purchases such ADRs or U.S. shares rather than the underlying foreign securities, because the closing value of the Index is calculated based on ADR or U.S. share prices and, therefore, the Adviser believes that ADRs or U.S. shares best enable the Fund to accurately track the Index. In addition, the Fund may invest in equity securities that are not included in the


40                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index includes 50 stocks of multinational blue-chip companies that are traded on a major U.S. or foreign stock exchange. The Index component stocks are chosen by Dow Jones & Company, Inc. ("Dow Jones" or "Index Provider") based on the combination of market data and fundamental data, such as float-adjusted market capitalization, sales/revenue and net profit. The stock must, in the opinion of Dow Jones, meet all four of the following criteria to qualify as a candidate for the Index: (1) it must be a well established company with a solid financial situation and a broad client base; (2) it must be well known to global investors for either its long history of success or its widely used products or services; (3) it must be a market leader in its industry with either a dominant position or a competitive advantage; and (4) it must be among the largest of blue-chip companies in the global arena. Investors should also be aware that Dow Jones has retained editorial control over the Index and has reserved the right to modify the Index and/or its methodology at any time. As of September 30, 2010, the Index was comprised of 50 stocks.

The Index is sponsored by Dow Jones which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             41

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2001                                               -12.92
----                                               ------
2002                                               -23.35
2003                                                24.94
2004                                                 7.32
2005                                                 2.90
2006                                                19.83
2007                                                 5.95
2008                                               -37.73
2009                                                23.40




  Highest Quarterly Return: 15.94% (Q2 2009)
  Lowest Quarterly Return: -19.80% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  -3.13%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     23.40%         0.08%         -2.09%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     22.83%        -0.30%         -2.47%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             15.76%         0.08%         -1.83%
-------------------------------------------------------------------------------------------------------------------
DOW JONES GLOBAL TITANS 50 INDEX U.S. CLOSE
(reflects no deduction for fees, expenses or taxes)                     23.15%         0.26%         -1.89%
-------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



42                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) DOW JONES REIT ETF

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones REIT ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded real estate investment trusts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.25%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $26                          $80                          $141                         $318
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Dow Jones U.S. Select REIT Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The

PRECISE IN A WORLD THAT ISN'T. TM                                             43

      (SPDR LOGO)






reason for the exclusions is that factors other than real estate supply and demand, such as interest rates and health care, influence the market value of these companies. The Index is a market capitalization weighted index of publicly traded real estate investment trusts ("REITs") and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. As of September 30, 2010, the Index was comprised of 81 REITs.

The Index is sponsored by Dow Jones & Company, Inc. (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

The Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the Index is weighted by its float-adjusted market capitalization. That is, each security is weighted to reflect the attainable market performance of the security which reflects that portion of securities shares that are accessible to investors. The Index is priced daily and is a total return (price and income) benchmark.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   REAL ESTATE SECTOR RISK: The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund's investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of


44                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2002                                                3.26
----                                                ----
2003                                                35.45
2004                                                32.71
2005                                                13.63
2006                                                35.51
2007                                               -17.69
2008                                               -38.94
2009                                                28.52




  Highest Quarterly Return: 35.38% (Q3 2009)
  Lowest Quarterly Return: -39.70% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  19.10%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (4/23/01)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     28.52%        -0.11%         8.90%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     26.11%        -1.47%         7.14%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             18.10%        -0.60%         7.26%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. SELECT REIT INDEX
(reflects no deduction for fees, expenses or taxes)                     28.46%        -0.07%         9.04%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             45

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. The Tuckerman Group LLC ("Tuckerman" or "Sub-Adviser"), an affiliate of the Adviser, serves as sub-adviser to the Fund, subject to supervision of the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Tuckerman with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Amos Rogers III and Sophia Banar.

AMOS ROGERS is Managing Director of Tuckerman. He joined the Sub-Adviser in
2003.

SOPHIA BANAR is a Securities Analyst and an Assistant Portfolio Manager for Tuckerman. She joined the Sub-Adviser in 2006.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



46                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) KBW BANK ETF

  INVESTMENT OBJECTIVE
  The SPDR KBW Bank ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded national money centers and leading regional banks.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the KBW Bank Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of publicly traded companies that do business as banks or thrifts. The Index is currently comprised of common stocks of

PRECISE IN A WORLD THAT ISN'T. TM                                             47

      (SPDR LOGO)






national money centers and leading regional banks or thrifts listed on the New York Stock Exchange or another U.S. national securities exchange, or NASDAQ Stock Market. The Index components are selected to provide appropriate representation of the industry's sub-sectors. As of September 30, 2010, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is sponsored by Keefe, Bruyette & Woods, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BANKING SECTOR RISK: The Fund's assets will generally be concentrated in the banking sector, which means the Fund will be more affected by the performance of the banking sector versus a fund that was more diversified. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and failure to maintain or increase market share may result in lost market share.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



48                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)


2006                                                16.50
2007                                               -21.81
2008                                               -47.39
2009                                                -1.44




  Highest Quarterly Return: 30.43% (Q2 2009)
  Lowest Quarterly Return: -35.84% (Q1 2009)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 8.65%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/8/05)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -1.44%        -15.79%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -1.91%        -16.44%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -0.80%        -12.71%
-----------------------------------------------------------------------------------------------------
KBW BANK INDEX
(reflects no deduction for fees, expenses or taxes)                     -1.77%        -15.75%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             49

      (SPDR LOGO)





SPDR(R) KBW CAPITAL MARKETS ETF

  INVESTMENT OBJECTIVE
  The SPDR KBW Capital Markets ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the KBW Capital Markets Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).



50                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





The Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of U.S. publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges. The Index is currently comprised of leading companies active in the U.S. capital markets that are listed on the New York Stock Exchange, or another U.S. national securities exchange, or NASDAQ Stock Market. As of September 30, 2010, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is sponsored by Keefe, Bruyette & Woods, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   CAPITAL MARKETS SECTOR RISK: The Fund's assets will generally be concentrated in the capital markets sector, which means the Fund will be more affected by the performance of the capital markets sector versus a fund that was more diversified. Companies within the Index can be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             51

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)


2006                                                28.47
2007                                                 0.94
2008                                               -60.27
2009                                                40.94




  Highest Quarterly Return: 29.06% (Q2 2009)
  Lowest Quarterly Return: -33.43% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  -9.95%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/8/05)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     40.94%         -6.78%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     40.71%         -7.06%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             26.79%         -5.60%
-----------------------------------------------------------------------------------------------------
KBW CAPITAL MARKETS INDEX
(reflects no deduction for fees, expenses or taxes)                     41.60%         -6.50%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



52                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) KBW INSURANCE ETF

  INVESTMENT OBJECTIVE
  The SPDR KBW Insurance ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies in the insurance industry.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the KBW Insurance Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified-market capitalization weighted index which measures the performance of companies in the insurance industry which are publicly traded in the United States. The securities in the Index are

PRECISE IN A WORLD THAT ISN'T. TM                                             53

      (SPDR LOGO)






selected to provide appropriate representation of the industry's diverse sub-sectors, including personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee. Index components account for approximately three-quarters of the market capitalization of the entire U.S. public insurance company universe. As of September 30, 2010, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is sponsored by Keefe, Bruyette & Woods, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   INSURANCE SECTOR RISK: The Fund's assets will generally be concentrated in the insurance sector, which means the Fund will be more affected by the performance of the insurance sector versus a fund that was more diversified. Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulations or tax law changes in the future.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



54                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)


2006                                                10.19
2007                                                -5.81
2008                                               -46.80
2009                                                28.47




  Highest Quarterly Return: 36.67% (Q3 2009)
  Lowest Quarterly Return: -28.64% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  14.59%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/8/05)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     28.47%         -7.74%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     28.11%         -8.03%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             18.81%         -6.45%
-----------------------------------------------------------------------------------------------------
KBW INSURANCE INDEX
(reflects no deduction for fees, expenses or taxes)                     28.91%         -7.42%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             55

      (SPDR LOGO)





SPDR(R) KBW MORTGAGE FINANCE(SM) ETF

  INVESTMENT OBJECTIVE
  The SPDR KBW Mortgage Finance ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the mortgage banking, processing and marketing segment of the U.S. financial services industry.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the KBW Mortgage Finance Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified-market capitalization weighted index that seeks to reflect the performance of companies representing mortgage banks, loan processors, marketing and service institutions listed on U.S. stock


56                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






markets. The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor. As of September 30, 2010, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is sponsored by Keefe, Bruyette & Woods, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MORTGAGE SECTOR RISK: The Fund's assets will generally be concentrated in the mortgage industry, which means the Fund will be more affected by the performance of the mortgage industry versus a fund that was more diversified. The mortgage industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at banks and other federally insured institutions, in response to a high failure rate, have led to high capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home loans. Significant changes are occurring in the origination, packaging, marketing and selling, holding, and insuring of mortgage products.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.


PRECISE IN A WORLD THAT ISN'T. TM                                             57

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


58                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) KBW REGIONAL BANKING(SM) ETF

  INVESTMENT OBJECTIVE
  The SPDR KBW Regional Banking ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the regional banking segment of the U.S. banking industry.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the KBW Regional Banking Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted equal capitalization-weighted index that seeks to reflect the performance of publicly traded companies that do business as regional banks or thrifts listed on U.S. stock markets. The Index components are


PRECISE IN A WORLD THAT ISN'T. TM                                             59

      (SPDR LOGO)






selected to provide appropriate representation of the industry's sub-sectors. The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor. As of September 30, 2010, the Index was comprised of 50 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is sponsored by Keefe, Bruyette & Woods, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BANKING SECTOR RISK: The Fund's assets will generally be concentrated in the banking sector, which means the Fund will be more affected by the performance of the banking sector versus a fund that was more diversified. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and failure to maintain or increase market share may result in lost market share.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



60                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Regional Banking Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2007                                               -22.01
2008                                               -18.33
2009                                               -22.00




  Highest Quarterly Return: 34.92% (Q3 2008)
  Lowest Quarterly Return: -33.24% (Q1 2009)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 4.01%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (6/19/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -22.00%        -16.60%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -22.33%        -17.36%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -14.06%        -13.72%
-----------------------------------------------------------------------------------------------------
KBW REGIONAL BANKING INDEX
(reflects no deduction for fees, expenses or taxes)                    -22.13%        -16.28%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             61

      (SPDR LOGO)





SPDR(R) MORGAN STANLEY TECHNOLOGY ETF

  INVESTMENT OBJECTIVE
  The SPDR Morgan Stanley Technology ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded electronics-based technology companies.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $51                          $160                         $280                         $628
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Morgan Stanley Technology Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is composed purely of electronics-based technology companies. The Index was the first listed broad-market technology barometer dedicated exclusively to the electronics-based technology industry. The Index comprises


62                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






companies drawn from the following technology sub-sectors: computer services; design software; server software, PC software and new media; networking and telecom equipment; server hardware, PC hardware and peripherals; specialized systems; and semiconductors. The New York Stock Exchange ("NYSE") calculates the Index. Morgan Stanley & Co. Incorporated acts as consultant to the NYSE in connection with NYSE's maintenance of the Index. The Index is equal-dollar-weighted to ensure that each of its component securities is represented in approximate equal dollar value. As of September 30, 2010, the Index was comprised of 35 stocks.

The Index is sponsored by Morgan Stanley & Co. Incorporated (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

To ensure that each component stock continues to represent approximate equal market value in the Index, adjustments, if necessary, are made annually after the close of trading on the third Friday of December.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   TECHNOLOGY SECTOR RISK: The Fund's assets will generally be concentrated in the technology sector, which means the Fund will be more affected by the performance of the technology sector versus a fund that was more diversified. The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             63

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2001                                               -24.33
----                                               ------
2002                                               -43.44
2003                                                65.05
2004                                                 6.56
2005                                                 2.85
2006                                                 8.83
2007                                                 9.73
2008                                               -44.91
2009                                                70.21




  Highest Quarterly Return: 35.54% (Q4 2001)
  Lowest Quarterly Return: -35.46% (Q3 2001)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 1.14%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     70.21%        2.86%          -5.43%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     70.12%        2.83%          -5.45%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             45.72%        2.45%          -4.44%
-------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY TECHNOLOGY INDEX
(reflects no deduction for fees, expenses or taxes)                     71.06%        3.34%          -5.01%
-------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



64                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) DIVIDEND ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Dividend ETF (the "Fund") seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of making dividend payments.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P High Yield Dividend Aristocrats Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is designed to measure the performance of the 50 highest dividend yielding S&P Composite 1500(R) Index constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least

PRECISE IN A WORLD THAT ISN'T. TM                                             65

      (SPDR LOGO)






25 consecutive years. Stocks included in the Index have both capital growth and dividend income characteristics, as opposed to stocks that are pure yield, or pure capital oriented. Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share) and weight-adjusted each quarter. As of September 30, 2010, the Index was comprised of 50 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

The Index components are reviewed annually in December for continued inclusion in the Index and re-weighted quarterly in March, June and September. A component stock may be removed from the Index if 1) during the year-end review, dividends did not increase from the previous year or a company falls out of the top 50 of index eligible companies in terms of indicated dividend yield, 2) at quarterly rebalancings, the company ranks 60 or higher in terms of indicated dividend yield, where "higher" means lower yield, or 3) at any time during the year, a company is removed from the S&P Composite 1500 Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



66                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)


2006                                                17.74
2007                                                -6.39
2008                                               -23.02
2009                                                19.12




  Highest Quarterly Return: 17.28% (Q3 2009)
  Lowest Quarterly Return: -16.22% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  11.36%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/8/05)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     19.12%          0.66%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     18.18%         -0.11%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             13.06%          0.42%
-----------------------------------------------------------------------------------------------------
S&P HIGH YIELD DIVIDEND ARISTOCRATS INDEX
(reflects no deduction for fees, expenses or taxes)                     18.94%          0.71%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             67

      (SPDR LOGO)





SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Aerospace & Defense ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the aerospace and defense segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


  * "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Aerospace & Defense Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the aerospace and defense sub-industry portion of the S&P Total Stock Market Index (the "S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each


68                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., aerospace & defense) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 25 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   AEROSPACE AND DEFENSE SECTOR RISK: The Fund's assets will generally be concentrated in the aerospace and defense industry, which means the Fund will be more affected by the performance of the aerospace and defense industry versus a fund that was more diversified. The aerospace and defense industry can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.


PRECISE IN A WORLD THAT ISN'T. TM                                             69

      (SPDR LOGO)





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



70                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) BIOTECH ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Biotech ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the biotechnology segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Biotechnology Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the biotechnology sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards

PRECISE IN A WORLD THAT ISN'T. TM                                             71

      (SPDR LOGO)






("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., biotechnology) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 29 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BIOTECHNOLOGY SECTOR RISK: The Fund's assets will generally be concentrated in the biotechnology industry, which means the Fund will be more affected by the performance of the biotechnology industry versus a fund that was more diversified. Companies within the biotech industry invest heavily in research and development which may not necessarily lead to commercially successful products. This industry is also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.



72                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)


2007                                               29.10
2008                                               -8.81
2009                                                0.47




  Highest Quarterly Return: 13.92% (Q3 2007)
  Lowest Quarterly Return: -11.68% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  10.79%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (1/31/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     0.47%          2.44%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     0.42%          2.34%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             0.36%          2.05%
-----------------------------------------------------------------------------------------------------
S&P BIOTECHNOLOGY SELECT INDUSTRY INDEX
(reflects no deduction for fees, expenses or taxes)                     0.49%          2.76%
-----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             73

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



74                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Building & Construction ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the building and construction segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Building & Construction Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the building and construction sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each

PRECISE IN A WORLD THAT ISN'T. TM                                             75

      (SPDR LOGO)






designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., building & construction) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 38 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BUILDING AND CONSTRUCTION SECTOR RISK: The Fund's assets will generally be concentrated in the building and construction industry, which means the Fund will be more affected by the performance of the building and construction industry versus a fund that was more diversified. Companies within the Index can be significantly affected by the national, regional and local residential and commercial real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, zoning laws, taxation, consumer confidence, real estate values, demographic patterns, building inventories, and the level of new and existing home sales. Natural disasters and environmental issues can also affect the building industry.



76                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             77

      (SPDR LOGO)





SPDR(R) S&P(R) COMPUTER HARDWARE ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Computer Hardware ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the computer hardware segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Computer Hardware Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the computer hardware sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to


78                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., computer hardware) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 25 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   COMPUTER HARDWARE SECTOR RISK: The Fund's assets will generally be concentrated in the computer hardware industry, which means the Fund will be more affected by the performance of the computer hardware industry versus a fund that was more diversified. The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an

PRECISE IN A WORLD THAT ISN'T. TM                                             79

      (SPDR LOGO)






   issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

   Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

   TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



80                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) COMPUTER SOFTWARE ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Computer Software ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the computer software segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Computer Software Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the computer software sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to

PRECISE IN A WORLD THAT ISN'T. TM                                             81

      (SPDR LOGO)






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., computer software) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 36 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   COMPUTER SOFTWARE SECTOR RISK: The Fund's assets will generally be concentrated in the computer software industry, which means the Fund will be more affected by the performance of the computer software industry versus a fund that was more diversified. The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an


82                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

   Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

   TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             83

      (SPDR LOGO)





SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Health Care Equipment ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):


--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Health Care Equipment Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the health care equipment and supplies sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen
(19) of the S&P Select Industry Indexes (the "Select Industry Indexes"),


84                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., health care equipment and supplies) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 33 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   HEALTH CARE EQUIPMENT SECTOR RISK: The Fund's assets will generally be concentrated in the health care equipment and supplies industry, which means the Fund will be more affected by the performance of the health care equipment and supplies industry versus a fund that was more diversified. Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration ("FDA"). The process of obtaining FDA approval is often long and expensive.


PRECISE IN A WORLD THAT ISN'T. TM                                             85

      (SPDR LOGO)





   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



86                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) HEALTH CARE SERVICES ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Health Care Services ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the health care providers and services segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Health Care Services Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the health care providers and services sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen
(19) of the S&P Select Industry Indexes (the "Select Industry Indexes"),

PRECISE IN A WORLD THAT ISN'T. TM                                             87

      (SPDR LOGO)






each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., health care providers and services) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 34 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   HEALTH CARE SERVICES SECTOR RISK: The Fund's assets will generally be concentrated in the health care providers and services industry, which means the Fund will be more affected by the performance of the health care providers and services industry versus a fund that was more diversified. Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration ("FDA"). The process of obtaining FDA approval is often long and expensive.



88                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             89

      (SPDR LOGO)





SPDR(R) S&P(R) HOMEBUILDERS ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Homebuilders ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the homebuilding segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Homebuilders Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the homebuilding sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards


90                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., homebuilding) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 25 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   HOMEBUILDING SECTOR RISK: The Fund's assets will generally be concentrated in the homebuilding industry, which means the Fund will be more affected by the performance of the homebuilding industry versus a fund that was more diversified. Companies within the Index can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

   RETAIL SECTOR RISK: Companies within the Index may include companies in the retail industry or companies that are closely tied to the retail industry. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.


PRECISE IN A WORLD THAT ISN'T. TM                                             91

      (SPDR LOGO)





   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)


2007                                               -47.65
2008                                               -36.19
2009                                                26.83




  Highest Quarterly Return: 27.71% (Q3 2009)
  Lowest Quarterly Return: -37.91% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 5.28%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (1/31/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     26.83%        -24.12%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     26.56%        -24.34%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             17.62%        -19.02%
-----------------------------------------------------------------------------------------------------
S&P HOMEBUILDERS SELECT INDUSTRY INDEX
(reflects no deduction for fees, expenses or taxes)                     26.82%        -24.26%
-----------------------------------------------------------------------------------------------------





92                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             93

      (SPDR LOGO)





SPDR(R) S&P(R) LEISURETIME ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P LeisureTime ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the leisure industry segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):


--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P LeisureTime Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the leisure sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS").


94                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., leisure) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry;
(ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 26 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LEISURE SECTOR RISK: The Fund's assets will generally be concentrated in the leisure industry, which means the Fund will be more affected by the performance of the leisure industry versus a fund that was more diversified. The leisure industry can be significantly affected by the performance of the overall economy, changing consumer tastes, intense competition, technological developments, and government regulation.

   RETAIL SECTOR RISK: Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.


PRECISE IN A WORLD THAT ISN'T. TM                                             95

      (SPDR LOGO)





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



96                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) METALS & MINING ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Metals & Mining ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the metals and mining segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Metals & Mining Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the metals and mining sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to

PRECISE IN A WORLD THAT ISN'T. TM                                             97

      (SPDR LOGO)






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., metals & mining) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.- based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 25 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   METALS AND MINING SECTOR RISK: The Fund's assets will generally be concentrated in the metals and mining industry, which means the Fund will be more affected by the performance of the metals and mining industry versus a fund that was more diversified. The metals and mining industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



98                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2007                                                42.58
2008                                               -59.53
2009                                                87.93




  Highest Quarterly Return: 47.81% (Q2 2009)
  Lowest Quarterly Return: -49.76% (Q3 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 3.95%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (6/19/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     87.93%         6.15%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     87.54%         5.97%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             57.38%         5.22%
-----------------------------------------------------------------------------------------------------
S&P METALS & MINING SELECT INDUSTRY INDEX
(reflects no deduction for fees, expenses or taxes)                     88.41%         6.30%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             99

      (SPDR LOGO)





SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Oil & Gas Equipment & Services ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Oil & Gas Equipment & Services Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the oil and gas equipment and services sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen
(19) of the S&P Select Industry Indexes (the "Select Industry Indexes"),


100                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., oil and gas equipment and services) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 25 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   OIL AND GAS SECTOR RISK: The Fund's assets will generally be concentrated in the oil and gas equipment and services industry, which means the Fund will be more affected by the performance of the oil and gas equipment and services industry versus a fund that was more diversified. Companies in the oil and gas sector develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services

PRECISE IN A WORLD THAT ISN'T. TM                                            101

      (SPDR LOGO)






   or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas equipment and services can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2007                                                38.79
2008                                               -57.63
2009                                                67.61




  Highest Quarterly Return: 30.39% (Q2 2009)
  Lowest Quarterly Return: -47.62% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 4.81%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (6/19/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     67.61%         1.00%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     67.41%         0.90%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             44.12%         0.83%
-----------------------------------------------------------------------------------------------------
S&P OIL & GAS EQUIPMENT & SERVICES SELECT INDUSTRY INDEX
(reflects no deduction for fees, expenses or taxes)                     68.11%         1.24%
-----------------------------------------------------------------------------------------------------





102                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            103

      (SPDR LOGO)





SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Oil & Gas Exploration & Production ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the oil and gas exploration and production sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry


104                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., oil and gas exploration and production) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and
(iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 35 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   OIL AND GAS SECTOR RISK: The Fund's assets will generally be concentrated in the oil and gas exploration and production industry, which means the Fund will be more affected by the performance of the oil and gas exploration and production industry versus a fund that was more diversified. Companies in the oil and gas sector develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services

PRECISE IN A WORLD THAT ISN'T. TM                                            105

      (SPDR LOGO)






   or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)


2007                                                36.90
2008                                               -42.75
2009                                                39.94




  Highest Quarterly Return: 30.52% (Q2 2008)
  Lowest Quarterly Return: -35.77% (Q3 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 2.88%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (6/19/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     39.94%         6.25%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     39.75%         6.17%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             26.11%         5.36%
-----------------------------------------------------------------------------------------------------
S&P OIL & GAS EXPLORATION & PRODUCTION SELECT INDUSTRY INDEX
(reflects no deduction for fees, expenses or taxes)                     40.35%         6.43%
-----------------------------------------------------------------------------------------------------





106                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            107

      (SPDR LOGO)





SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Outsourcing & IT Consulting ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the outsourcing and information technology consulting segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Outsourcing & IT Consulting Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the outsourcing and information technology consulting sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry


108                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., outsourcing and information technology) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and
(iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 25 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   OUTSOURCING AND CONSULTING SECTOR RISK: The Fund's assets will generally be concentrated in the outsourcing and information technology consulting industry, which means the Fund will be more affected by the performance of the outsourcing and information technology consulting industry versus a fund that was more diversified. The information technology consulting services and outsourcing industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies in this industry is subject to continued demand for business services.

   COMPUTER SECTOR RISK: The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product

PRECISE IN A WORLD THAT ISN'T. TM                                            109

      (SPDR LOGO)






   obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

   Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

   TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



110                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) PHARMACEUTICALS ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Pharmaceuticals ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*       0.35%
--------------------------------------------------------------------------------------------


   * Amounts do not reflect certain other expenses of 0.01% incurred during the prior fiscal year which are not expected to be incurred during the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Pharmaceuticals Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).


PRECISE IN A WORLD THAT ISN'T. TM                                            111

      (SPDR LOGO)





The Index represents the pharmaceuticals sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., pharmaceuticals) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.- based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 23 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   PHARMACEUTICALS SECTOR RISK: The Fund's assets will generally be concentrated in the pharmaceuticals industry, which means the Fund will be more affected by the performance of the pharmaceuticals industry versus a fund that was more diversified. Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the U.S. Food and Drug Administration ("FDA"). The process of obtaining FDA approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.



112                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2007                                               -1.38
2008                                               -9.18
2009                                               28.06




  Highest Quarterly Return: 17.74% (Q3 2009)
  Lowest Quarterly Return: -10.04% (Q1 2009)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  14.85%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (6/19/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     28.06%         6.96%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     27.82%         6.72%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             18.46%         5.91%
-----------------------------------------------------------------------------------------------------
S&P PHARMACEUTICALS SELECT INDUSTRY INDEX
(reflects no deduction for fees, expenses or taxes)                     28.39%         7.04%
-----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                            113

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



114                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) RETAIL ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Retail ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the retail segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Retail Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the retail sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS").

PRECISE IN A WORLD THAT ISN'T. TM                                            115

      (SPDR LOGO)






Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., retail) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry;
(ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 66 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   RETAIL SECTOR RISK: The Fund's assets will generally be concentrated in the retail industry, which means the Fund will be more affected by the performance of the retail industry versus a fund that was more diversified. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



116                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2007                                               -16.13
2008                                               -38.79
2009                                                77.66




  Highest Quarterly Return: 23.68% (Q3 2009)
  Lowest Quarterly Return: -32.30% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  17.99%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (6/19/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     77.66%         0.36%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     77.01%         0.03%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             50.67%         0.13%
-----------------------------------------------------------------------------------------------------
S&P RETAIL SELECT INDUSTRY INDEX
(reflects no deduction for fees, expenses or taxes)                     78.32%         0.71%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            117

      (SPDR LOGO)





SPDR(R) S&P(R) SEMICONDUCTOR ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Semiconductor ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the semiconductor segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $36                          $113                         $197                         $443
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Semiconductor Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the semiconductor sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to


118                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., semiconductor) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.- based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 25 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   TECHNOLOGY SECTOR RISK: The Fund's assets will generally be concentrated in the technology industry, which means the Fund will be more affected the performance of the technology industry versus a fund that was more diversified. The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may

PRECISE IN A WORLD THAT ISN'T. TM                                            119

      (SPDR LOGO)






   face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2007                                                -5.04
2008                                               -47.81
2009                                                99.20




  Highest Quarterly Return: 23.93% (Q2 2009)
  Lowest Quarterly Return: -31.08% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  -3.82%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (1/31/06)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     99.20%         -2.31%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     98.91%         -2.40%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             64.73%         -1.97%
-----------------------------------------------------------------------------------------------------
S&P SEMICONDUCTOR SELECT INDUSTRY INDEX
(reflects no deduction for fees, expenses or taxes)                     99.92%         -2.49%
-----------------------------------------------------------------------------------------------------





120                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            121

      (SPDR LOGO)





SPDR(R) S&P(R) TELECOM ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Telecom ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the telecommunications segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Telecom Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the telecommunications sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to


122                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., telecommunications) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 27 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   TELECOMMUNICATIONS SECTOR RISK: The Fund's assets will generally be concentrated in the telecommunications industry, which means the Fund will be more affected by the performance of the telecommunications industry versus a fund that was more diversified. The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international

PRECISE IN A WORLD THAT ISN'T. TM                                            123

      (SPDR LOGO)






   businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.



124                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) S&P(R) TRANSPORTATION ETF

  INVESTMENT OBJECTIVE
  The SPDR S&P Transportation ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the transportation segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Transportation Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the transportation sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards

PRECISE IN A WORLD THAT ISN'T. TM                                            125

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      (SPDR LOGO)






("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., transportation) that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million ("market capitalization threshold") and rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. Companies are added sequentially in order of float-adjusted market capitalization until the cumulative float-adjusted market capitalization equals 90% of each relevant GICS sub-industry. If there are fewer than 25 stocks, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2010, the Index was comprised of 30 stocks.

The Index is sponsored by Standard & Poor's, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   TRANSPORTATION SECTOR RISK: The Fund's assets will generally be concentrated in the transportation industry, which means the Fund will be more affected by the performance of the transportation industry versus a fund that was more diversified. The transportation industry can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



126                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2010 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            127

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      (SPDR LOGO)





SPDR(R) WELLS FARGO(R) PREFERRED STOCK ETF

  INVESTMENT OBJECTIVE
  The SPDR Wells Fargo Preferred Stock ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon Preferred Securities (as defined below).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.45%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.45%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $46                          $144                         $252                         $567
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (September 16, 2009) to the end of the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).



128                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





The Index is a modified market capitalization weighted index designed to measure the performance of non-convertible preferred stock and securities that are functionally equivalent to preferred stock, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock (collectively, "Preferred Securities"). Preferred Securities generally pay fixed rate distributions and typically have "preference" over common stock in the payment of distributions and the liquidation of a company's assets -- preference means that a company must pay distributions on its Preferred Securities before paying dividends on its common stock, and the claims of Preferred Securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. The Index includes Preferred Securities that meet the following criteria: (i) are non-convertible;
(ii) have a par amount of $25; (iii) are listed on the New York Stock Exchange or NYSE Arca, Inc. ("NYSE Arca"); (iv) maintain a minimum par value of $250 million; (v) are U.S. dollar denominated; (vi) are rated investment grade by one of Moody's Investors Service, Inc. or Standard & Poor's Ratings Services; (vii) are publicly registered or exempt from registration under the Securities Act of 1933; and (viii) have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. The Index does not include auction rate preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, or repackaged securities linked to a security, a basket of securities or an index. The Index is rebalanced monthly, on the final NYSE Arca trading day of each month. Issuers of Preferred Securities may be either U.S. based or foreign. As of September 30, 2010, the Index was comprised of 160 Preferred Securities.

The Index is sponsored by Wells Fargo & Company (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   PREFERRED SECURITIES RISK: There are special risks associated with investing in Preferred Securities. Generally, Preferred Security holders (such as the
   Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, Preferred Securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a Preferred Security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on Preferred Securities at any time. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer's Preferred Securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the Preferred Security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund's holdings will default (fail to make scheduled dividend payments on the Preferred Security or scheduled interest payments on other obligations of the issuer not held by the Fund).


PRECISE IN A WORLD THAT ISN'T. TM                                            129

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   INTEREST RATE RISK. Because many Preferred Securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds -- that is, as interest rates rise, the value of the Preferred Securities held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate Preferred Securities, rising interest rates may cause the value of the Fund's investments to decline significantly.

   ISSUER RISK. Because many Preferred Securities allow holders to convert the Preferred Securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline.

   CALL RISK. Preferred Securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a Preferred Security having a higher than average yield may cause a decrease in the Fund's yield.

   FINANCIAL SECTOR RISK: Preferred Securities may be issued by financial institutions. Financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial institutions to incur large losses. Numerous financial institutions have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial institutions to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.



130                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA Funds Management, Inc. serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Senior Managing Director of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Managing Director of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 128 of the Prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            131

      (SPDR LOGO)





SUMMARY INFORMATION ABOUT PURCHASES, SALES AND TAXES

PURCHASE AND SALE INFORMATION
A Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of a Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
Each Fund's distributions are expected to be taxed as ordinary income and/or capital gains.


ADDITIONAL STRATEGIES


GENERAL. The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund or amounts of such securities in proportion to their weighting in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Fund but not the Index), and in particular with respect to the SPDR Dow Jones Total Market ETF, the Adviser will utilize a sampling strategy. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives, that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

Certain of the Funds, as described in the Statement of Additional Information ("SAI"), have adopted a non-fundamental investment policy to invest at least 80% of their respective net assets in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term "assets" means net assets plus the amount of


132                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






borrowings for investment purposes. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. The Board may also change a Fund's investment objective without shareholder approval.

CERTAIN OTHER INVESTMENTS. Each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")); convertible securities; variable rate demand notes (VRDNs); commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY. Each Fund may borrow money from a bank as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission ("SEC") or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.

LENDING SECURITIES. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company ("Lending Agent"), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under "Risks of Investing in the Fund" in the Fund Summaries along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS
MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

FOREIGN SECURITIES RISK (SPDR DJ GLOBAL TITANS ETF AND SPDR WELLS FARGO PREFERRED STOCK ETF ONLY): Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

   FOREIGN SECURITIES. A Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include Global Depositary Receipts ("GDRs"), which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks

PRECISE IN A WORLD THAT ISN'T. TM                                            133

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   in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

   DEPOSITARY RECEIPTS MAY BE "SPONSORED" OR "UNSPONSORED." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

   DEPOSITARY RECEIPTS MAY BE UNREGISTERED AND UNLISTED. A Fund's investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended ("Securities Act"). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund's limitation on investment in illiquid securities. It is possible that ADRs and GDRs purchased by a Fund in reliance on Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of ADRs or GDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

   FOREIGN SECURITIES INVOLVE SPECIAL RISKS AND COSTS. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   CURRENCY RISK. Each Fund's net asset value is determined on the basis of U.S. dollars, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

   POLITICAL AND ECONOMIC RISK. The Funds are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause a Fund's investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

   FOREIGN MARKET AND TRADING RISK. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

ADDITIONAL RISKS
TRADING ISSUES. Although the shares of the Funds ("Shares") are listed for trading on NYSE Arca, Inc. (the "Exchange") and may be listed or traded on U.S. and


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non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

FLUCTUATION OF NET ASSET VALUE. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower's default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

INVESTMENT STYLE RISK: Funds that have not been designated as a "large cap", "mid cap" or "small cap" fund may nonetheless invest in companies that fall within

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a particular investment style from time to time. Risks associated with these types of companies are set forth below:

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   MICRO CAP RISK: Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

DERIVATIVES. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

CONTINUOUS OFFERING. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.



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MANAGEMENT

ADVISER. SSgA Funds Management, Inc. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of August 31, 2010, the Adviser managed approximately $170.50 billion in assets and SSgA managed approximately $1.81 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2010, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR Dow Jones Total Market ETF.......  0.20%
SPDR Dow Jones Large Cap ETF..........  0.20%
SPDR S&P 500 Growth ETF...............  0.20%
SPDR S&P 500 Value ETF................  0.20%
SPDR Dow Jones Mid Cap ETF............  0.25%
SPDR S&P 400 Mid Cap Growth ETF.......  0.25%
SPDR S&P 400 Mid Cap Value ETF........  0.25%
SPDR S&P 600 Small Cap ETF............  0.20%
SPDR S&P 600 Small Cap Growth ETF.....  0.25%
SPDR S&P 600 Small Cap Value ETF......  0.25%
SPDR DJ Global Titans ETF.............  0.50%
SPDR Dow Jones REIT ETF...............  0.25%
SPDR KBW Bank ETF.....................  0.35%
SPDR KBW Capital Markets ETF..........  0.35%
SPDR KBW Insurance ETF................  0.35%
SPDR KBW Mortgage Finance ETF.........  0.35%
SPDR KBW Regional Banking ETF.........  0.35%
SPDR Morgan Stanley Technology ETF....  0.50%
SPDR S&P Dividend ETF.................  0.35%
SPDR S&P Aerospace & Defense ETF*.....  0.35%
SPDR S&P Biotech ETF..................  0.35%
SPDR S&P Building & Construction
  ETF*................................  0.35%
SPDR S&P Computer Hardware ETF*.......  0.35%
SPDR S&P Computer Software ETF*.......  0.35%
SPDR S&P Health Care Equipment ETF*...  0.35%
SPDR S&P Health Care Services ETF*....  0.35%
SPDR S&P Homebuilders ETF.............  0.35%
SPDR S&P LeisureTime ETF*.............  0.35%
SPDR S&P Metals & Mining ETF..........  0.35%
SPDR S&P Oil & Gas Equipment &
  Services ETF........................  0.35%
SPDR S&P Oil & Gas Exploration &
  Production ETF......................  0.35%
SPDR S&P Outsourcing & IT Consulting
  ETF*................................  0.35%
SPDR S&P Pharmaceuticals ETF..........  0.35%
SPDR S&P Retail ETF...................  0.35%
SPDR S&P Semiconductor ETF............  0.35%
SPDR S&P Telecom ETF*.................  0.35%
SPDR S&P Transportation ETF*..........  0.35%
SPDR Wells Fargo Preferred Stock ETF..  0.45%


   *   Fund had not commenced operation as of June 30, 2010.

From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

INVESTMENT SUB-ADVISER - SPDR DOW JONES REIT ETF. Pursuant to the Advisory Agreement between the SPDR Dow Jones REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones REIT ETF's investments, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of August 31, 2010, Tuckerman managed approximately $6.11 billion in assets. Tuckerman's principal business address is Four International Drive, Suite 230, Rye Brook, New York 10573.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser pays Tuckerman a fee based on the Fund's average daily net assets. The Fund is not responsible for the fees paid to Tuckerman.

A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreement can be found in the Trust's Semi-Annual

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Report to Shareholders for the period ended December 31, 2009.

PORTFOLIO MANAGERS. The Adviser and, with respect to the SPDR Dow Jones REIT ETF, Tuckerman, manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

The professionals primarily responsible for the day-to-day management of each Fund, except for the SPDR Dow Jones REIT ETF, include Lynn Blake and John Tucker. The professionals primarily responsible for the day-to-day management of the SPDR Dow Jones REIT ETF are Amos J. Rogers III and Sophia Banar.

LYNN BLAKE. Ms. Blake, CFA, is a Senior Managing Director of SSgA and the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the firm in 1987 and is responsible for overseeing the management of all non-U.S. equity index strategies as well as serving as portfolio manager for several non-U.S. equity index portfolios. In addition, she is a member of the Senior Management Group. Ms. Blake received a BS from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

JOHN TUCKER. Mr. Tucker, CFA, is a Managing Director of SSgA and the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the firm in 1988 and is responsible for overseeing the management of all U.S. equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and operational functions. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

SPDR Dow Jones REIT ETF Portfolio Management Team:

AMOS ROGERS. Mr. Rogers is Managing Director of the Tuckerman Group with 19 years commercial real estate lending and asset management experience. He has been with the Tuckerman group since 2003. He leads the real estate securities business and is the portfolio manager for the REIT investment strategies. Prior to joining the Tuckerman Group, he spent eight years at Citicorp, holding various positions in the real estate division. Mr. Rogers received his undergraduate degree form Clarkson University, and holds an MS degree in Management with a concentration in Real Estate Finance from the M.I.T. -- Sloan School of Management.

SOPHIA BANAR. Ms. Banar is a Securities Analyst and an Assistant Portfolio Manager for the Tuckerman Group. She performs fundamental analysis of the REIT universe for the active strategy and provides oversight on implementation of index strategies. She joined the Tuckerman Group from State Street Corporation where she was an Analyst for the Wealth Manager Services division. Prior to joining State Street Corporation in 2004, Ms. Banar spent five years as a consultant with CSC Consulting Inc. Ms. Banar received her BS in Management from Bentley College, and holds an MBA with a concentration in Finance from Columbia University Graduate Business School.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street Bank"), part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

LENDING AGENT. State Street Bank is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

DISTRIBUTOR. State Street Global Markets, LLC (the "Distributor"), part of State Street Corporation, is the distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The


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Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

INDEX/TRADEMARK LICENSES/DISCLAIMERS

The index providers are not affiliated with the Trust, the Adviser, the Sub-Adviser, the Funds' administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser ("Licensee") has entered into license agreements with the index providers to use their respective Indexes. The Adviser is sub-licensing rights to the Indexes to the Funds at no charge.

DOW JONES INDEXES. "Dow Jones" "Dow Jones U.S. Large-Cap Total Stock Market Index," "Dow Jones U.S. Mid-Cap Total Stock Market Index," "Dow Jones Global Titans 50 Index," "Dow Jones U.S. Select REIT Index," and "Dow Jones U.S. Total Stock Market Index" (collectively, the "Dow Jones Indexes") are each service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Funds, other than the licensing of the Dow Jones Indexes and its service marks for use in connection with the Funds.

Dow Jones does not:

- Sponsor, endorse, sell or promote the Funds.

- Recommend that any person invest in the Funds or any other securities.

- Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

- Have any responsibility or liability for the administration, management or marketing of the Funds.

- Consider the needs of the Fund or the owners of the Funds in determining, composing or calculating the Dow Jones Indexes or have any obligation to do so.


DOW JONES WILL HAVE NO LIABILITY IN CONNECTION WITH THE FUNDS. SPECIFICALLY,

- DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:
  - THE RESULTS TO BE OBTAINED BY THE FUNDS, THE SHAREHOLDERS OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES INDEXES AND THE DATA INCLUDED IN THE DOW JONES INDEXES;
  - THE ACCURACY OR COMPLETENESS OF THE DOW JONES INDEXES AND ANY RELATED DATA;
  - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES INDEXES AND/OR ITS RELATED DATA;
- DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES INDEXES OR RELATED DATA;
- UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT AMONG THE ADVISER AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE SHAREHOLDERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.

KBW INDEXES: The "KBW Bank Index(SM)", the "KBW Capital Markets Index(SM)", the "KBW Insurance Index(SM)", the "KBW Regional Banking Index(SM)" and the "KBW Mortgage Finance Index(SM)" (collectively, the "KBW Indexes"), "KBW" and "Keefe, Bruyette & Woods(SM)" are service marks of Keefe, Bruyette & Woods, Inc.(SM) KBW has no relationship to the Funds, other than the licensing of the KBW Indexes and its service marks for use in connection with the Funds. KBW makes no express or implied warranties with respect to the KBW Indexes and shall have no liability for any damages, claims, losses or expenses caused by errors in the KBW Indexes calculation. KBW makes no representation regarding the advisability of investing in the Funds or the Shares.

The Funds and the Shares are not sponsored, endorsed, sold or promoted by KBW. KBW makes no representation or warranty, express or implied, to the owners of the Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the KBW Indexes to track general stock market performance. KBW's only relationship to the Trust is the licensing of

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certain service marks and trade names of KBW and of the KBW Indexes which are determined, composed and calculated by KBW without regard to the Funds or the shareholders. KBW has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the KBW Indexes. KBW is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW has no obligation or liability in connection with the administration, marketing or trading of the Funds.

KBW DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE KBW INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE ADVISER, THE FUNDS, THEIR SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE KBW INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE LICENSED RIGHTS OR FOR ANY OTHER USE. KBW MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE KBW INDEXES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KBW INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORGAN STANLEY TECHNOLOGY INDEX. The SPDR Morgan Stanley Technology ETF is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated or any of its affiliates (collectively "MSC"). Neither MSC nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly or the ability of the Morgan Stanley Technology Index to track general stock market performance. MSC is the licensor of certain trademarks, service marks and trade names of MSC and the Morgan Stanley Technology Index which are determined, composed and calculated by the Exchange without regard to the issuer of this Fund or the owners of this Fund. Neither the Exchange nor MSC has any obligation to take the needs of the issuer of the Fund or the owners of this Fund into consideration in determining, composing or calculating the Morgan Stanley Technology Index. MSC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSC nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although the Exchange and MSC shall obtain information for inclusion in or for use in the calculation of the Index from sources which they consider reliable, neither the Exchange, MSC nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither the Exchange, MSC nor any other party makes any warranty, express or implied, as to results to be obtained by the Adviser, the Adviser's customers and counterparties, owners of the Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSC nor any other party makes any express or implied warranties, and MSC hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall MSC or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

S&P INDEXES: The "S&P(R) 500 Growth Index", "S&P(R) 500 Value Index", "S&P(R) MidCap 400 Growth Index", "S&P(R) MidCap 400 Value Index", "S&P(R) SmallCap 600 Index", "S&P(R) SmallCap 600 Growth Index", S&P(R) SmallCap 600 Value Index", "S&P(R) Composite 1500 Index", "S&P(R) High Yield Dividend Aristocrats Index", "S&P(R) Aerospace & Defense Select Industry Index," "S&P(R) Biotechnology Select Industry Index," "S&P(R) Building & Construction Select Industry Index," "S&P(R) Computer Hardware Select Industry Index," "S&P(R) Computer Software Select Industry Index," "S&P(R) Health Care Equipment Select Industry Index," "S&P(R) Health Care Services Select Industry Index," "S&P(R) Homebuilders Select Industry Index," "S&P(R) LeisureTime Select Industry Index," "S&P(R) Metals & Mining Select Industry Index," "S&P(R) Oil & Gas Equipment & Services Select Industry Index," "S&P(R) Oil & Gas Exploration & Production Select Industry Index," "S&P(R) Outsourcing & IT Consulting Select Industry Index," "S&P(R) Pharmaceuticals Select Industry Index," "S&P(R) Retail Select Industry Index," "S&P(R) Semiconductor Select Industry Index," "S&P(R) Telecom Select Industry Index,"


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"S&P(R) Transportation Select Industry Index," and "S&P(R) Total Stock Market
Index" (together, the "S&P Indexes"), "S&P(R)", "S&P 1500(R)", "Standard & Poor's 1500(R)", are trademarks of The McGraw-Hill Companies, Inc. SSgA Fund Management Inc., and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's Financial Services LLC, an affiliate of The McGraw-Hill Companies, Inc. ("S&P" or "Standard & Poor's").

The Funds are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Funds' Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Funds particularly or the ability of the S&P Indexes to track stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Funds or their shareholders. S&P has no obligation to take the needs of the Funds or its shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds' Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX: The Fund and its Shares are not sponsored, endorsed, sold or promoted by Wells Fargo & Company nor any of its affiliates (collectively, "Wells Fargo"). Wells Fargo makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Wells Fargo(SM) Hybrid and Preferred Securities Aggregate Index to track general stock market performance. Wells Fargo's only relationship to the Fund is the licensing of certain service marks and trade names of Wells Fargo and of the Wells Fargo Hybrid(SM) and Preferred Securities Aggregate Index which is determined, composed and calculated by Wachovia without regard to the Fund or the shareholders. Wells Fargo has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the Wells Fargo(SM) Hybrid and Preferred Securities Aggregate Index. Wells Fargo is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of the Fund.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX OR ANY DATA INCLUDED THEREIN AND WELLS FARGO SHALL HAVE NO LIABILITY FOR ANY ERRORS OR OMISSIONS THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY INVESTORS OR ANY OTHER PERSON FROM THE USE OF THE WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX OR ANY DATA INCLUDED THEREIN OR ANY PRODUCT BASED ON OR INDEXED TO THE WELLS FARGO(R) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX. WACHOVIA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE

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WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX OR ANY DATA
CONTAINED THEREIN. THE WHPS(SM) FINANCIAL INDEX IS A SEPARATE INDEX BUT IS A SUB-INDEX OF THE WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX.

SPDR TRADEMARK. The "SPDR" trademark is used under license from S&P. No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund's Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund's Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long. Information showing the number of days the market price of a Fund's Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at http://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and


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does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

OTHER CONSIDERATIONS

DISTRIBUTION AND SERVICE PLAN. Each Fund (except for the SPDR Dow Jones Total Market ETF) has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made through at least October 31, 2011. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from quarter to quarter. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code (the "Code").

For the SPDR S&P Dividend ETF and SPDR Wells Fargo Preferred Stock ETF: The Funds intend to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

-  Each Fund makes distributions;

-  You sell Shares listed on the Exchange; and

-  You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a lower percentage for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how

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long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Beginning in 2013, for U.S. individuals with income exceeding $200,000 ($250,000 if married and filling jointly), a 3.8% Medicare contribution tax will apply on "Net Investment Income," including interest, dividends and capital gains.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, a Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by a Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

NON-U.S. INVESTORS. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under currently pending legislation, a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. Under such pending legislation, the Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

In addition, distributions of a Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital


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gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

CERTAIN FUNDS MAY INVEST IN REITS. The Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a "qualified investment entity" (a "qualified investment entity" includes entities taxable as regulated investment companies ("RICs") if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations); and
(ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a Fund are treated as gain from the disposition of a U.S. real property interest ("USRPI"), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that non-U.S. investors to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. If these rules do not apply to a distribution, such distribution in the hands of a non-U.S. investor is subject to the same treatment referenced in the preceding paragraph. Even if a non-U.S. shareholder does not own more than 5% of a class of Fund shares, Fund distributions to you that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

TAXES ON EXCHANGE-LISTED SHARE SALES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

CERTAIN TAX EXEMPT INVESTORS. A Fund investing in certain limited real estate investments and other publicly traded partnerships may be required to pass-through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisors prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

Certain investments held by the Funds may be classified as passive foreign investment companies or "PFICs" under the Code. Accordingly, investors should carefully consider the tax consequences of the impact that the PFIC investments may have on the Funds and consult their own tax advisors before making an investment. Additional information pertaining to the potential tax consequence to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the SAI.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has

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provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since each Fund's inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2010 Annual Report to shareholders of each of the Funds, which is available upon request. Funds that do not have information set forth below had not commenced operations as of June 30, 2010.



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                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period


                                                       SPDR DOW JONES TOTAL MARKET ETF
                                           ------------------------------------------------------

                                           YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                             6/30/10    6/30/09    6/30/08    6/30/07    6/30/06
                                           ---------- ---------- ---------- ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD......  $  67.33   $  93.41   $ 108.50   $  91.82    $ 85.26
                                            --------   --------   --------   --------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............      1.41(1)    1.66(1)    1.74       1.61       1.50
Net realized and unrealized gain
  (loss) (2)..............................      9.36     (26.18)    (15.07)     16.69       6.54
                                            --------   --------   --------   --------    -------
Total from investment operations..........     10.77     (24.52)    (13.33)     18.30       8.04
                                            --------   --------   --------   --------    -------
Net equalization credits and charges (1)..     (0.03)      0.09       0.03         --         --
                                            --------   --------   --------   --------    -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................     (1.30)     (1.65)     (1.79)     (1.62)     (1.48)
Net realized gains........................        --         --         --         --         --
Return of capital.........................        --         --         --         --         --
                                            --------   --------   --------   --------    -------
Total distributions.......................     (1.30)     (1.65)     (1.79)     (1.62)     (1.48)
                                            --------   --------   --------   --------    -------
NET ASSET VALUE, END OF PERIOD............  $  76.77   $  67.33   $  93.41   $ 108.50    $ 91.82
                                            ========   ========   ========   ========    =======
TOTAL RETURN (4)..........................     15.87%    (26.18)%   (12.36)%    20.06%      9.47%
Net assets, end of period (in 000's)......  $157,382   $158,238   $126,113   $130,218    $96,416
Ratio of expenses to average net assets...      0.20%      0.21%      0.20%      0.20%      0.21%
Ratio of net investment income (loss) to
  average net assets......................      1.76%      2.42%      1.74%      1.62%      1.62%
Portfolio turnover rate (6)...............         2%        10%         1%         2%         2%




 *   Commencement of operations
(1)  Per share numbers have been calculated using the average shares method.
(2)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)  Amount is less than $0.005 per share.
(4)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)  Annualized.
(6)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





148                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

               SPDR DOW JONES LARGE CAP ETF                                SPDR S&P 500 GROWTH ETF
---------------------------------------------------------- ------------------------------------------------------
                                            FOR THE PERIOD
YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED    11/8/05*-   YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
  6/30/10    6/30/09    6/30/08    6/30/07      6/30/06      6/30/10    6/30/09    6/30/08    6/30/07    6/30/06
---------- ---------- ---------- ---------- -------------- ---------- ---------- ---------- ---------- ----------
  $ 42.69    $ 59.55    $ 68.91    $ 58.17      $56.03      $  39.70   $  54.02   $  57.36   $  49.05   $  46.27
  -------    -------    -------    -------      ------      --------   --------   --------   --------   --------

     0.93(1)    1.09(1)    1.18       1.11        0.94          0.39(1)    0.52(1)    0.44       0.47       0.34
     5.38     (17.02)     (9.26)     10.74        2.11          5.52     (14.31)     (3.33)      8.32       2.78
  -------    -------    -------    -------      ------      --------   --------   --------   --------   --------
     6.31     (15.93)     (8.08)     11.85        3.05          5.91     (13.79)     (2.89)      8.79       3.12
  -------    -------    -------    -------      ------      --------   --------   --------   --------   --------
    (0.02)      0.21      (0.00)(3)     --          --            --      (0.03)      0.01      (0.01)        --
  -------    -------    -------    -------      ------      --------   --------   --------   --------   --------

    (0.81)     (1.14)     (1.18)     (1.11)      (0.91)        (0.37)     (0.50)     (0.46)     (0.47)     (0.34)
       --         --      (0.10)        --          --            --         --         --         --         --
       --         --         --         --          --         (0.03)        --         --         --         --
  -------    -------    -------    -------      ------      --------   --------   --------   --------   --------
    (0.81)     (1.14)     (1.28)     (1.11)      (0.91)        (0.40)     (0.50)     (0.46)     (0.47)     (0.34)
  -------    -------    -------    -------      ------      --------   --------   --------   --------   --------
  $ 48.17    $ 42.69    $ 59.55    $ 68.91      $58.17      $  45.21   $  39.70   $  54.02   $  57.36   $  49.05
  =======    =======    =======    =======      ======      ========   ========   ========   ========   ========
    14.67%    (26.44)%   (11.84)%    20.50%       5.47%        14.83%    (25.58)%    (5.04)%    17.96%      6.75%
  $33,720    $38,419    $ 8,933    $10,337      $5,817      $167,284   $154,817   $289,015   $223,708   $137,353
     0.20%      0.23%      0.20%      0.20%       0.21%(5)      0.20%      0.20%      0.20%      0.20%      0.21%
     1.84%      2.63%      1.80%      1.69%       1.68%(5)      0.83%      1.27%      0.81%      0.92%      0.74%
        5%        10%         7%         4%          4%           15%        32%        14%        15%        43%




PRECISE IN A WORLD THAT ISN'T. TM                                            149

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                                                           SPDR S&P 500 VALUE ETF
                                           ------------------------------------------------------

                                           YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                             6/30/10    6/30/09    6/30/08    6/30/07  6/30/06(1)
                                           ---------- ---------- ---------- ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD......   $ 48.38    $ 69.18    $ 87.77   $  73.15   $  67.72
                                             -------    -------    -------   --------   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............      1.51(2)    1.93(2)    2.37       1.99       1.80
Net realized and unrealized gain
  (loss) (3)..............................      5.54     (20.78)    (18.59)     14.61       5.44
                                             -------    -------    -------   --------   --------
Total from investment operations..........      7.05     (18.85)    (16.22)     16.60       7.24
                                             -------    -------    -------   --------   --------
Net equalization credits and charges (2)..     (0.03)      0.07      (0.09)      0.02         --
                                             -------    -------    -------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................     (1.38)     (2.02)     (2.28)     (2.00)     (1.81)
Net realized gains........................        --         --         --         --         --
                                             -------    -------    -------   --------   --------
Total distributions.......................     (1.38)     (2.02)     (2.28)     (2.00)     (1.81)
                                             -------    -------    -------   --------   --------
NET ASSET VALUE, END OF PERIOD............   $ 54.02    $ 48.38    $ 69.18   $  87.77   $  73.15
                                             =======    =======    =======   ========   ========
TOTAL RETURN (5)..........................     14.39%    (27.33)%   (18.85)%    22.90%     10.80%
Net assets, end of period (in 000's)......   $99,985    $99,221    $93,428   $149,247   $102,432
Ratio of expenses to average net assets...      0.20%      0.21%      0.20%      0.20%      0.21%
Ratio of net investment income (loss) to
  average net assets......................      2.66%      3.73%      2.80%      2.44%      2.52%
Portfolio turnover rate (7)...............        15%        36%        13%        13%        42%




 *   Commencement of operations
(1)  All share amounts representing data prior to September 21, 2005 have been adjusted for the effect of a 2 for 1 stock split which occurred on September 21, 2005.
(2)  Per share numbers have been calculated using the average shares method.
(3)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)  Amount is less than $0.005 per share.
(5)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(6)  Annualized.
(7)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





150                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                SPDR DOW JONES MID CAP ETF                                 SPDR S&P 400 MID CAP GROWTH ETF
---------------------------------------------------------- --------------------------------------------------------------
                                            FOR THE PERIOD                                             FOR THE PERIOD
YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED    11/8/05*-   YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED    11/8/05*-
  6/30/10    6/30/09    6/30/08    6/30/07      6/30/06      6/30/10    6/30/09    6/30/08    6/30/07      6/30/06
---------- ---------- ---------- ---------- -------------- ---------- ---------- ---------- ---------- --------------
  $ 36.78    $ 52.05    $ 62.63    $ 53.16      $ 49.18      $ 45.20    $ 62.82    $ 68.88    $ 58.22      $ 53.95
  -------    -------    -------    -------      -------      -------    -------    -------    -------      -------

     0.69(2)    0.74(2)    0.65       0.78         0.41         0.30(2)    0.33(2)    0.28       0.51         0.11
     9.67     (15.32)     (7.80)     10.28         3.96        11.84     (17.64)     (5.01)     12.17         4.26
  -------    -------    -------    -------      -------      -------    -------    -------    -------      -------
    10.36     (14.58)     (7.15)     11.06         4.37        12.14     (17.31)     (4.73)     12.68         4.37
  -------    -------    -------    -------      -------      -------    -------    -------    -------      -------
     0.04       0.06      (0.01)        --           --         0.01       0.01      (0.00)(4)     --           --
  -------    -------    -------    -------      -------      -------    -------    -------    -------      -------

    (0.58)     (0.75)     (0.72)     (0.80)       (0.39)       (0.28)     (0.32)     (0.29)     (0.52)       (0.10)
       --         --      (2.70)     (0.79)          --           --         --      (1.04)     (1.50)          --
  -------    -------    -------    -------      -------      -------    -------    -------    -------      -------
    (0.58)     (0.75)     (3.42)     (1.59)       (0.39)       (0.28)     (0.32)     (1.33)     (2.02)       (0.10)
  -------    -------    -------    -------      -------      -------    -------    -------    -------      -------
  $ 46.60    $ 36.78    $ 52.05    $ 62.63      $ 53.16      $ 57.07    $ 45.20    $ 62.82    $ 68.88      $ 58.22
  =======    =======    =======    =======      =======      =======    =======    =======    =======      =======
    28.26%    (27.89)%   (11.53)%    21.11%        8.92%       26.86%    (27.51)%    (6.85)%    22.22%        8.10%
  $53,585    $31,260    $20,820    $25,054      $15,949      $59,923    $42,939    $43,977    $24,106      $20,375
     0.26%      0.30%      0.25%      0.25%        0.26%(6)     0.26%      0.28%      0.25%      0.25%        0.26%(6)
     1.47%      2.02%      1.17%      1.41%        1.24%(6)     0.52%      0.75%      0.45%      0.83%        0.30%(6)
       31%        58%        45%        40%          25%          45%        74%        59%        55%          34%




PRECISE IN A WORLD THAT ISN'T. TM                                            151

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                                                        SPDR S&P 400 MID CAP VALUE ETF
                                          ----------------------------------------------------------
                                                                                      FOR THE PERIOD
                                          YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED    11/8/05*-
                                            6/30/10    6/30/09    6/30/08    6/30/07      6/30/06
                                          ---------- ---------- ---------- ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $ 35.29    $ 50.34    $ 63.10    $ 54.63      $50.42
                                            -------    -------    -------    -------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............      1.17(1)    1.30(1)    1.28       1.28        0.73
Net realized and unrealized gain
  (loss) (2).............................      9.32     (14.89)    (12.58)      9.32        4.18
                                            -------    -------    -------    -------      ------
Total from investment operations.........     10.49     (13.59)    (11.30)     10.60        4.91
                                            -------    -------    -------    -------      ------
Net equalization credits and
  charges (1)............................      0.08      (0.09)     (0.10)     (0.01)         --
                                            -------    -------    -------    -------      ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................     (0.85)     (1.37)     (1.36)     (1.29)      (0.70)
Net realized gains.......................        --         --         --      (0.83)         --
Return of capital........................     (0.20)        --         --         --          --
                                            -------    -------    -------    -------      ------
Total distributions......................     (1.05)     (1.37)     (1.36)     (2.12)      (0.70)
                                            -------    -------    -------    -------      ------
NET ASSET VALUE, END OF PERIOD...........   $ 44.81    $ 35.29    $ 50.34    $ 63.10      $54.63
                                            =======    =======    =======    =======      ======
TOTAL RETURN (4).........................     29.92%    (27.27)%   (18.18)%    19.68%       9.76%
Net assets, end of period (in 000's).....   $20,164    $ 8,823    $10,068    $18,929      $8,194
Ratio of expenses to average net assets..      0.26%      0.34%      0.25%      0.25%       0.26%(5)
Ratio of net investment income (loss) to
  average net assets.....................      2.56%      3.52%      2.18%      2.10%       2.20%(5)
Portfolio turnover rate (6)..............        50%        73%        51%        45%         29%




 *   Commencement of operations
(1)  Per share numbers have been calculated using the average shares method.
(2)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)  Amount is less than $0.005 per share.
(4)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)  Annualized.
(6)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





152                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                SPDR S&P 600 SMALL CAP ETF                            SPDR S&P 600 SMALL CAP GROWTH ETF
---------------------------------------------------------- ------------------------------------------------------
                                            FOR THE PERIOD
YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED    11/8/05*-   YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
  6/30/10    6/30/09    6/30/08    6/30/07      6/30/06      6/30/10    6/30/09    6/30/08    6/30/07    6/30/06
---------- ---------- ---------- ---------- -------------- ---------- ---------- ---------- ---------- ----------
  $ 41.18    $ 55.27    $ 66.57    $58.03       $ 52.42     $  67.19    $ 90.65    $104.00    $ 87.11    $ 75.96
  -------    -------    -------    ------       -------     --------    -------    -------    -------    -------

     0.67(1)    0.86(1)    0.69      0.89          0.46         0.26(1)    0.56(1)    0.42       0.20       0.23
    10.28     (14.20)    (11.19)     9.78          5.56        15.35     (23.51)    (11.83)     16.88      11.17
  -------    -------    -------    ------       -------     --------    -------    -------    -------    -------
    10.95     (13.34)    (10.50)    10.67          6.02        15.61     (22.95)    (11.41)     17.08      11.40
  -------    -------    -------    ------       -------     --------    -------    -------    -------    -------
     0.01       0.06       0.04        --            --           --       0.04      (0.00)(3)     --         --
  -------    -------    -------    ------       -------     --------    -------    -------    -------    -------

    (0.57)     (0.81)     (0.84)    (0.99)        (0.41)       (0.18)     (0.55)     (0.45)     (0.19)     (0.25)
       --         --         --     (1.14)           --           --         --      (1.49)        --         --
       --         --         --        --            --           --         --         --         --         --
  -------    -------    -------    ------       -------     --------    -------    -------    -------    -------
    (0.57)     (0.81)     (0.84)    (2.13)        (0.41)       (0.18)     (0.55)     (1.94)     (0.19)     (0.25)
  -------    -------    -------    ------       -------     --------    -------    -------    -------    -------
  $ 51.57    $ 41.18    $ 55.27    $66.57       $ 58.03     $  82.62    $ 67.19    $ 90.65    $104.00    $ 87.11
  =======    =======    =======    ======       =======     ========    =======    =======    =======    =======
    26.57%    (23.98)%   (15.76)%   18.70%        11.49%       23.22%    (25.21)%   (11.01)%    19.63%     15.02%
  $51,570    $22,651    $13,817    $9,985       $26,113     $123,946    $94,077    $86,129    $88,408    $78,405
     0.26%      0.32%      0.25%     0.25%         0.26%(5)     0.25%      0.26%      0.25%      0.25%      0.26%

     1.27%      2.16%      1.34%     1.18%         1.35%(5)     0.31%      0.88%      0.46%      0.22%      0.26%
       20%        28%        24%       16%           10%          34%        42%        38%        25%        84%




PRECISE IN A WORLD THAT ISN'T. TM                                            153

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                                                      SPDR S&P 600 SMALL CAP VALUE ETF
                                           ------------------------------------------------------
                                           YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                             6/30/10    6/30/09    6/30/08    6/30/07  6/30/06(1)
                                           ---------- ---------- ---------- ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD......  $  43.64    $ 57.92    $ 75.01   $  65.35   $  59.03
                                            --------    -------    -------   --------   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............      1.30(2)    1.52(2)    1.25       1.62       1.40(2)
Net realized and unrealized gain
  (loss) (3)..............................     11.96     (14.33)    (16.50)      9.76       8.21
                                            --------    -------    -------   --------   --------
Total from investment operations..........     13.26     (12.81)    (15.25)     11.38       9.61
                                            --------    -------    -------   --------   --------
Net equalization credits and charges (2)..      0.06      (0.02)      0.01       0.02         --
                                            --------    -------    -------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................     (1.08)     (1.28)     (1.56)     (1.73)     (1.30)
Net realized gains........................        --      (0.17)     (0.29)     (0.01)     (1.99)
                                            --------    -------    -------   --------   --------
Total distributions.......................     (1.08)     (1.45)     (1.85)     (1.74)     (3.29)
                                            --------    -------    -------   --------   --------
NET ASSET VALUE, END OF PERIOD............  $  55.88    $ 43.64    $ 57.92   $  75.01   $  65.35
                                            ========    =======    =======   ========   ========
TOTAL RETURN (4)..........................     30.49%    (22.20)%   (20.46)%    17.64%     16.66%
Net assets, end of period (in 000's)......  $142,564    $69,885    $89,856   $120,090   $101,344
Ratio of expenses to average net assets...      0.26%      0.27%      0.25%      0.25%      0.26%
Ratio of net investment income (loss) to
  average net assets......................      2.29%      3.32%      2.12%      2.27%      2.21%
Portfolio turnover rate (5)...............        35%        38%        28%        23%        97%




(1)  All share amounts representing data prior to September 21, 2005 have been adjusted for the effect of a 3 for 1 stock split which occurred on September 21, 2005.
(2)  Per share numbers have been calculated using the average shares method.
(3)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





154                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

               SPDR DJ GLOBAL TITANS ETF                                 SPDR DOW JONES REIT ETF
------------------------------------------------------ ----------------------------------------------------------
YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
  6/30/10    6/30/09    6/30/08    6/30/07    6/30/06    6/30/10    6/30/09    6/30/08    6/30/07  6/30/06(1)
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
  $ 47.27    $ 66.79   $  79.11   $  66.98    $ 62.88  $    34.00  $  65.40  $    80.93 $    75.98 $    65.56
  -------    -------   --------   --------    -------  ----------  --------  ---------- ---------- ----------

     1.33(2)    1.64(2)    1.89       1.67       1.46        1.39(2)   1.91(2)     2.43       2.57       2.99
     1.21     (19.47)    (12.28)     12.11       4.08       17.37    (31.15)     (14.86)      6.27      10.88
  -------    -------   --------   --------    -------  ----------  --------  ---------- ---------- ----------
     2.54     (17.83)    (10.39)     13.78       5.54       18.76    (29.24)     (12.43)      8.84      13.87
  -------    -------   --------   --------    -------  ----------  --------  ---------- ---------- ----------
     0.01      (0.09)      0.03         --         --        0.01      0.11        0.16      (0.02)        --
  -------    -------   --------   --------    -------  ----------  --------  ---------- ---------- ----------

    (1.43)     (1.60)     (1.96)     (1.65)     (1.44)      (1.72)    (2.27)      (3.26)     (3.33)     (3.00)
       --         --         --         --         --          --        --          --      (0.54)     (0.45)
  -------    -------   --------   --------    -------  ----------  --------  ---------- ---------- ----------
    (1.43)     (1.60)     (1.96)     (1.65)     (1.44)      (1.72)    (2.27)      (3.26)     (3.87)     (3.45)
  -------    -------   --------   --------    -------  ----------  --------  ---------- ---------- ----------
  $ 48.39    $ 47.27   $  66.79   $  79.11    $ 66.98  $    51.05  $  34.00  $    65.40 $    80.93 $    75.98
  =======    =======   ========   ========    =======  ==========  ========  ========== ========== ==========
     5.10%    (26.89)%   (13.28)%    20.72%      8.88%      55.42%   (44.96)%    (15.41)%    11.43%     21.73%
  $79,871    $70,923   $163,654   $170,108    $77,044  $1,137,458  $908,890  $1,289,796 $1,247,893 $1,049,212
     0.50%      0.51%      0.50%      0.51%      0.51%       0.25%     0.25%      (0.25)%     0.25%      0.26%
     2.45%      3.20%      2.55%      2.33%      2.11%       2.94%     4.58%       2.79%      2.95%      3.57%
        6%        10%        15%         9%         9%         10%       15%         14%        16%        11%




PRECISE IN A WORLD THAT ISN'T. TM                                            155

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                                                                     SPDR KBW BANK ETF
                                            ------------------------------------------------------------------
                                                                                                FOR THE PERIOD
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      11/8/05*-
                                              6/30/10      6/30/09      6/30/08      6/30/07        6/30/06
                                            ----------   ----------   ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $  18.08     $  28.58     $  55.44      $ 53.73       $  50.17
                                             --------     --------     --------      -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        0.18(1)      0.94(1)      1.60         2.54           0.93
Net realized and unrealized gain
  (loss) (2).............................        4.80       (10.67)      (27.35)        1.64           3.52
                                             --------     --------     --------      -------       --------
Total from investment operations.........        4.98        (9.73)      (25.75)        4.18           4.45
                                             --------     --------     --------      -------       --------
Net equalization credits and
  charges (1)............................          --         0.03         0.66         0.30             --
                                             --------     --------     --------      -------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................       (0.16)       (0.80)       (1.77)       (2.77)         (0.89)
Return of capital........................          --           --           --           --             --
                                             --------     --------     --------      -------       --------
Total distributions......................       (0.16)       (0.80)       (1.77)       (2.77)         (0.89)
                                             --------     --------     --------      -------       --------
NET ASSET VALUE, END OF PERIOD...........    $  22.90     $  18.08     $  28.58      $ 55.44       $  53.73
                                             ========     ========     ========      =======       ========
TOTAL RETURN (3).........................       27.55%      (34.54)%     (46.07)%       8.28%          8.90%
Net assets, end of period (in 000's).....    $746,684     $821,694     $883,280      $72,068       $147,756
Ratio of expenses to average net assets..        0.35%        0.35%        0.35%        0.35%          0.36%(4)
Ratio of net investment income (loss) to
  average net assets.....................        0.79%        4.29%        4.46%        2.93%          3.06%(4)
Portfolio turnover rate (5)..............          18%          51%          23%           8%            22%




 *   Commencement of operations
(1)  Per share numbers have been calculated using the average shares method.
(2)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4)  Annualized.
(5)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





156                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                   SPDR KBW CAPITAL MARKETS ETF
------------------------------------------------------------------                 SPDR KBW INSURANCE ETF
                                                    FOR THE PERIOD   -------------------------------------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      11/8/05*-     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
  6/30/10      6/30/09      6/30/08      6/30/07        6/30/06        6/30/10      6/30/09      6/30/08      6/30/07
----------   ----------   ----------   ----------   --------------   ----------   ----------   ----------   ----------
  $ 33.41      $ 45.12     $  68.80      $ 56.18        $ 53.07       $  26.52     $  40.89      $ 59.41      $ 51.22
  -------      -------     --------      -------        -------       --------     --------      -------      -------

     0.22(1)      0.52(1)      0.53(1)      0.41           2.63           0.54(1)      0.67(1)      1.02(1)      0.76
    (2.28)      (11.79)      (23.68)       12.60           3.09           8.67       (14.55)      (18.56)        8.17
  -------      -------     --------      -------        -------       --------     --------      -------      -------
    (2.06)      (11.27)      (23.15)       13.01           5.72           9.21       (13.88)      (17.54)        8.93
  -------      -------     --------      -------        -------       --------     --------      -------      -------
    (0.01)       (0.03)        0.10        (0.04)            --          (0.02)        0.14         0.12        (0.02)
  -------      -------     --------      -------        -------       --------     --------      -------      -------

    (0.24)       (0.41)       (0.63)       (0.35)         (2.61)         (0.45)       (0.63)       (1.10)       (0.72)
    (0.02)          --           --           --             --             --           --           --           --
  -------      -------     --------      -------        -------       --------     --------      -------      -------
    (0.26)       (0.41)       (0.63)       (0.35)         (2.61)         (0.45)       (0.63)       (1.10)       (0.72)
  -------      -------     --------      -------        -------       --------     --------      -------      -------
  $ 31.10      $ 33.41     $  45.12      $ 68.80        $ 56.18       $  35.26     $  26.52      $ 40.89      $ 59.41
  =======      =======     ========      =======        =======       ========     ========      =======      =======
    (6.28)%     (24.98)%     (33.71)%      23.14%         10.55%         34.65%      (33.69)%     (29.67)%      17.46%
  $51,307      $80,188     $117,300      $86,003        $50,559       $163,972     $139,205      $63,374      $59,413
     0.35%        0.36%        0.35%        0.35%          0.36%(4)       0.35%        0.35%        0.35%        0.35%

     0.60%        1.65%        0.89%        0.52%          2.42%(4)       1.49%        2.56%        1.99%        1.32%
        9%          52%          52%          96%            11%            14%          53%          18%           6%
 SPDR KBW
  CAPITAL     SPDR KBW INSURANCE
  MARKETS             ETF
    ETF      --------------------
----------   FOR THE PERIOD
YEAR ENDED      11/8/05*-
  6/30/10        6/30/06
----------   --------------
  $ 33.41        $ 52.12
  -------        -------

     0.22(1)        0.44
    (2.28)         (0.93)
  -------        -------
    (2.06)         (0.49)
  -------        -------
    (0.01)            --
  -------        -------

    (0.24)         (0.41)
    (0.02)            --
  -------        -------
    (0.26)         (0.41)
  -------        -------
  $ 31.10        $ 51.22
  =======        =======
    (6.28)%        (0.93)%
  $51,307        $35,855
     0.35%          0.36%(4)

     0.60%          1.27%(4)
        9%            16%




PRECISE IN A WORLD THAT ISN'T. TM                                            157

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                                                                        SPDR KBW MORTGAGE
                                                                           FINANCE ETF
                                                                   ---------------------------
                                                                                FOR THE PERIOD
                                                                   YEAR ENDED      4/29/09*-
                                                                     6/30/10        6/30/09
                                                                   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $36.18         $ 41.19
                                                                     ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................................       0.78(1)         0.15(1)
Net realized and unrealized gain (loss) (2).....................       3.18           (5.02)
                                                                     ------         -------
Total from investment operations................................       3.96           (4.87)
                                                                     ------         -------
Net equalization credits and charges (1)........................      (0.06)           0.04
                                                                     ------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................      (0.73)          (0.18)
Net realized gains..............................................      (0.20)             --
Return of capital...............................................         --              --
                                                                     ------         -------
Total distributions.............................................      (0.93)          (0.18)
                                                                     ------         -------
NET ASSET VALUE, END OF PERIOD..................................     $39.15         $ 36.18
                                                                     ======         =======
TOTAL RETURN (4)................................................      10.67%         (11.73)%
Net assets, end of period (in 000's)............................     $3,915         $ 5,427
Ratio of expenses to average net assets.........................       0.35%           0.35%(5)
Ratio of net investment income (loss) to average net assets.....       1.84%           2.38%(5)
Portfolio turnover rate (6).....................................         27%              5%




 *   Commencement of operations
(1)  Per share numbers have been calculated using the average shares method.
(2)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)  Amount is less than $0.005 per share.
(4)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)  Annualized.
(6)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





158                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period


                   SPDR KBW REGIONAL BANKING ETF                                   SPDR MORGAN STANLEY TECHNOLOGY ETF
------------------------------------------------------------------   --------------------------------------------------------------
                                                    FOR THE PERIOD
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      6/19/06*-     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
  6/30/10      6/30/09      6/30/08      6/30/07        6/30/06        6/30/10      6/30/09      6/30/08      6/30/07      6/30/06
----------   ----------   ----------   ----------   --------------   ----------   ----------   ----------   ----------   ----------
 $  18.31     $  26.56     $  45.90     $  48.33        $ 48.02       $  44.96     $  55.15     $  61.90     $  49.11     $  46.99
 --------     --------     --------     --------        -------       --------     --------     --------     --------     --------

     0.40(1)      0.94(1)      1.43         1.84           0.02           0.23(1)      0.23(1)      0.15         0.05         0.03
     4.66        (8.04)      (18.58)       (2.40)          0.29           6.39       (10.18)       (6.74)       12.80         2.13
 --------     --------     --------     --------        -------       --------     --------     --------     --------     --------
     5.06        (7.10)      (17.15)       (0.56)          0.31           6.62        (9.95)       (6.59)       12.85         2.16
 --------     --------     --------     --------        -------       --------     --------     --------     --------     --------
     0.01         0.07        (0.60)       (0.43)            --          (0.03)       (0.00)(3)    (0.01)       (0.00)(3)       --
 --------     --------     --------     --------        -------       --------     --------     --------     --------     --------

    (0.33)       (1.22)       (1.59)       (1.44)            --          (0.23)       (0.24)       (0.15)       (0.05)       (0.03)
       --           --           --           --             --             --           --           --           --           --
       --           --           --           --             --             --           --           --        (0.01)       (0.01)
 --------     --------     --------     --------        -------       --------     --------     --------     --------     --------
    (0.33)       (1.22)       (1.59)       (1.44)            --          (0.23)       (0.24)       (0.15)       (0.06)       (0.04)
 --------     --------     --------     --------        -------       --------     --------     --------     --------     --------
 $  23.05     $  18.31     $  26.56     $  45.90        $ 48.33       $  51.32     $  44.96     $  55.15     $  61.90     $  49.11
 ========     ========     ========     ========        =======       ========     ========     ========     ========     ========
    27.70%      (27.94)%     (39.51)%      (2.16)%         0.66%         14.62%      (17.97)%     (10.67)%      26.19%        4.60%
 $703,213     $434,937     $709,284     $128,523        $99,076       $182,188     $197,818     $228,870     $188,811     $144,873
     0.35%        0.35%        0.35%        0.36%          0.36%(5)       0.50%        0.50%        0.50%        0.50%        0.51%
     1.72%        3.68%        4.04%        2.16%          4.01%(5)       0.42%        0.56%        0.26%        0.09%        0.07%
       23%          51%          35%          39%             0%            17%          19%          24%          22%          23%
             SP-
              DR
             MO-
             RG-
              AN
             ST-
             AN-
 SPDR KBW    LEY
 REGIONAL    TE-
  BANKING    CH-
    ETF      NO-
----------   LO-
YEAR ENDED    GY
  6/30/10    ETF
----------   ---
 $  18.31
 --------

     0.40(1)
     4.66
 --------
     5.06
 --------
     0.01
 --------

    (0.33)
       --
       --
 --------
    (0.33)
 --------
 $  23.05
 ========
    27.70%
 $703,213
     0.35%
     1.72%
       23%




PRECISE IN A WORLD THAT ISN'T. TM                                            159

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                                                                   SPDR S&P DIVIDEND ETF
                                            ------------------------------------------------------------------
                                                                                                FOR THE PERIOD
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      11/8/05*-
                                              6/30/10      6/30/09      6/30/08      6/30/07        6/30/06
                                            ----------   ----------   ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $    37.96    $  44.30     $  62.57     $  55.70       $  53.49
                                            ----------    --------     --------     --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............         1.71(1)     1.97(1)      2.19(1)      1.75           1.12
Net realized and unrealized gain
  (loss) (2).............................         6.97       (6.47)      (17.49)        6.87           2.15
                                            ----------    --------     --------     --------       --------
Total from investment operations.........         8.68       (4.50)      (15.30)        8.62           3.27
                                            ----------    --------     --------     --------       --------
Net equalization credits and
  charges (1)............................         0.15        0.16         0.02         0.12          (0.00)(3)
                                            ----------    --------     --------     --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................        (1.57)      (2.00)       (2.19)       (1.87)         (1.06)
Net realized gains.......................           --          --        (0.80)          --             --
Return of capital........................        (0.09)         --           --           --             --
                                            ----------    --------     --------     --------       --------
Total distributions......................        (1.66)      (2.00)       (2.99)       (1.87)         (1.06)
                                            ----------    --------     --------     --------       --------
Voluntary contribution from Adviser......           --          --           --           --             --
                                            ----------    --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD...........   $    45.13    $  37.96     $  44.30     $  62.57       $  55.70
                                            ==========    ========     ========     ========       ========
TOTAL RETURN (4).........................        23.25%     (10.06)%     (25.05)%      15.78%          6.16%
Net assets, end of period (in 000's).....   $1,949,711    $658,655     $230,378     $275,319       $100,263
Ratio of expenses to average net assets..         0.35%       0.35%        0.35%        0.34%          0.30%(6)
Ratio of expenses to average net assets
  before waivers.........................           --%         --%          --%        0.35%          0.36%(6)
Ratio of net investment income (loss) to
  average net assets.....................         3.70%       5.10%        3.92%        3.11%          3.45%(6)
Portfolio turnover rate (7)..............           44%        105%          48%          41%            25%




 *   Commencement of operations
(1)  Per share numbers have been calculated using the average shares method.
(2)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)  Amount is less than $0.005 per share.
(4)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)  If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09, the total return would have been (11.79)%.
(6)  Annualized.
(7)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





160                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                              SPDR S&P BIOTECH ETF
-------------------------------------------------------------------------------         SPDR S&P HOMEBUILDERS ETF
                                                    FOR THE PERIOD                ------------------------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      1/31/06*-     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
  6/30/10      6/30/09      6/30/08      6/30/07        6/30/06        6/30/10      6/30/09      6/30/08      6/30/07
----------   ----------   ----------   ----------   --------------   ----------   ----------   ----------   ----------
 $  50.71     $  57.47     $  50.93     $  45.90        $ 49.67       $  11.77     $  16.53     $  30.37     $  33.86
 --------     --------     --------     --------        -------       --------     --------     --------     --------

    (0.12)(1)     0.44(1)      0.66         0.18          (0.07)          0.13(1)      0.24(1)      0.36         0.28
     1.23        (7.23)        6.59         5.04          (3.70)          2.55        (4.72)      (13.82)       (3.49)
 --------     --------     --------     --------        -------       --------     --------     --------     --------
     1.11        (6.79)        7.25         5.22          (3.77)          2.68        (4.48)      (13.46)       (3.21)
 --------     --------     --------     --------        -------       --------     --------     --------     --------
     0.00(3)      0.00(3)     (0.02)       (0.05)            --          (0.01)        0.01        (0.06)        0.01
 --------     --------     --------     --------        -------       --------     --------     --------     --------

       --        (0.16)       (0.69)       (0.14)            --          (0.12)       (0.29)       (0.32)       (0.29)
       --           --           --           --             --             --           --           --           --
       --           --           --           --             --             --           --           --           --
 --------     --------     --------     --------        -------       --------     --------     --------     --------
       --        (0.16)       (0.69)       (0.14)            --          (0.12)       (0.29)       (0.32)       (0.29)
 --------     --------     --------     --------        -------       --------     --------     --------     --------
       --         0.19           --           --             --             --           --           --           --
 --------     --------     --------     --------        -------       --------     --------     --------     --------
 $  51.82     $  50.71     $  57.47     $  50.93        $ 45.90       $  14.32     $  11.77     $  16.53     $  30.37
 ========     ========     ========     ========        =======       ========     ========     ========     ========
     2.20%      (11.46)%(5)   14.15%       11.26%         (7.59)%        22.61%      (27.30)%     (44.63)%      (9.51)%
 $450,860     $428,508     $264,342     $106,957        $29,835       $700,790     $556,111     $535,553     $331,067
     0.35%        0.35%        0.35%        0.35%          0.36%(6)       0.35%        0.35%        0.35%        0.35%
       --%          --%          --%          --%            --%            --%          --%          --%          --%

    (0.23)%       0.83%        1.48%        0.51%         (0.33)%(6)      0.84%        1.84%        1.80%        0.64%
       80%          78%          79%          74%            38%            48%          82%          76%          16%
                SPDR S&P
 SPDR S&P     HOMEBUILDERS
  BIOTECH          ETF
    ETF      --------------
----------   FOR THE PERIOD
YEAR ENDED      1/31/06*-
  6/30/10        6/30/06
----------   --------------
 $  50.71       $  46.92
 --------       --------

    (0.12)(1)       0.07
     1.23         (13.06)
 --------       --------
     1.11         (12.99)
 --------       --------
     0.00(3)       (0.00)(3)
 --------       --------

       --          (0.07)
       --             --
       --             --
 --------       --------
       --          (0.07)
 --------       --------
       --             --
 --------       --------
 $  51.82       $  33.86
 ========       ========
     2.20%        (27.70)%
 $450,860       $165,908
     0.35%          0.36%(6)
       --%            --%

    (0.23)%         0.34%(6)
       80%            19%




PRECISE IN A WORLD THAT ISN'T. TM                                            161

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                                                               SPDR S&P METALS & MINING ETF
                                            ------------------------------------------------------------------
                                                                                                FOR THE PERIOD
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      6/19/06*-
                                              6/30/10      6/30/09      6/30/08      6/30/07        6/30/06
                                            ----------   ----------   ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $  37.07     $  94.16     $  62.63     $  50.08        $ 43.29
                                             --------     --------     --------     --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        0.38(1)      0.55(1)      0.39         0.39           0.02
Net realized and unrealized gain
  (loss) (3).............................        8.59       (57.11)       31.54        12.55           6.77
                                             --------     --------     --------     --------        -------
Total from investment operations.........        8.97       (56.56)       31.93        12.94           6.79
                                             --------     --------     --------     --------        -------
Net equalization credits and
  charges (1)............................       (0.02)        0.04           --        (0.03)            --
                                             --------     --------     --------     --------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................       (0.35)       (0.57)       (0.40)       (0.36)            --
Net realized gains.......................          --           --           --           --             --
                                             --------     --------     --------     --------        -------
Total distributions......................       (0.35)       (0.57)       (0.40)       (0.36)            --
                                             --------     --------     --------     --------        -------
NET ASSET VALUE, END OF PERIOD...........    $  45.67     $  37.07     $  94.16     $  62.63        $ 50.08
                                             ========     ========     ========     ========        =======
TOTAL RETURN (4).........................       24.08%      (59.95)%      51.22%       25.93%         15.70%
Net assets, end of period (in 000's).....    $698,812     $602,423     $819,193     $203,540        $30,050
Ratio of expenses to average net assets..        0.35%        0.35%        0.35%        0.35%          0.36%(5)
Ratio of net investment income (loss) to
  average net assets.....................        0.78%        1.43%        0.59%        0.70%          1.65%(5)
Portfolio turnover rate (6)..............          43%          68%          59%          31%             0%




 *   Commencement of operations
(1)  Per share numbers have been calculated using the average shares method.
(2)  Amount is less than $0.005 per share.
(3)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)  Annualized.
(6)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





162                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

            SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF
------------------------------------------------------------------    SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF
                                                    FOR THE PERIOD   -------------------------------------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      6/19/06*-     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
  6/30/10      6/30/09      6/30/08      6/30/07        6/30/06        6/30/10      6/30/09      6/30/08      6/30/07
----------   ----------   ----------   ----------   --------------   ----------   ----------   ----------   ----------
 $  21.76     $  50.90     $  36.90     $  31.07        $ 27.99       $  31.67     $  70.10     $  45.93      $ 39.12
 --------     --------     --------     --------        -------       --------     --------     --------      -------

     0.16(1)      0.18(1)      0.11         0.08           0.00(2)        0.24(1)      0.29(1)      0.13         0.10
     3.27       (29.14)       14.11         5.83           3.08           7.38       (38.46)       24.16         6.81
 --------     --------     --------     --------        -------       --------     --------     --------      -------
     3.43       (28.96)       14.22         5.91           3.08           7.62       (38.17)       24.29         6.91
 --------     --------     --------     --------        -------       --------     --------     --------      -------
    (0.00)(2)    (0.00)(2)    (0.00)(2)    (0.00)(2)         --          (0.04)        0.02         0.02        (0.00)(2)
 --------     --------     --------     --------        -------       --------     --------     --------      -------

    (0.15)       (0.18)       (0.12)       (0.08)            --          (0.23)       (0.28)       (0.14)       (0.10)
       --           --        (0.10)          --             --             --           --           --           --
 --------     --------     --------     --------        -------       --------     --------     --------      -------
    (0.15)       (0.18)       (0.22)       (0.08)            --          (0.23)       (0.28)       (0.14)       (0.10)
 --------     --------     --------     --------        -------       --------     --------     --------      -------
 $  25.04     $  21.76     $  50.90     $  36.90        $ 31.07       $  39.02     $  31.67     $  70.10      $ 45.93
 ========     ========     ========     ========        =======       ========     ========     ========      =======
    15.71%      (56.87)%      38.61%       19.08%         10.98%         23.92%      (54.44)%      52.99%       17.68%
 $249,145     $199,101     $279,948     $143,927        $15,535       $536,504     $280,282     $311,952      $39,041
     0.35%        0.35%        0.36%        0.35%          0.36%(5)       0.35%        0.35%        0.35%        0.35%

     0.56%        0.75%        0.28%        0.36%          0.17%(5)       0.60%        0.82%        0.28%        0.23%
       39%          42%          51%          43%             0%            33%          45%          44%          48%
 SPDR S&P    SPDR S&P OIL &
 OIL & GAS         GAS
 EQUIPMENT    EXPLORATION &
& SERVICES   PRODUCTION ETF
    ETF      --------------
----------   FOR THE PERIOD
YEAR ENDED      6/19/06*-
  6/30/10        6/30/06
----------   --------------
 $  21.76        $ 33.80
 --------        -------

     0.16(1)        0.00(2)
     3.27           5.32
 --------        -------
     3.43           5.32
 --------        -------
    (0.00)(2)         --
 --------        -------

    (0.15)            --
       --             --
 --------        -------
    (0.15)            --
 --------        -------
 $  25.04        $ 39.12
 ========        =======
    15.71%         15.74%
 $249,145        $19,560
     0.35%          0.36%(5)

     0.56%          0.10%(5)
       39%             0%




PRECISE IN A WORLD THAT ISN'T. TM                                            163

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                                                               SPDR S&P PHARMACEUTICALS ETF
                                              -------------------------------------------------------------
                                                                                                   FOR THE
                                                                                                    PERIOD
                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   6/19/06*-
                                                6/30/10      6/30/09      6/30/08      6/30/07     6/30/06
                                              ----------   ----------   ----------   ----------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $  30.00      $ 31.08      $ 35.57      $31.88      $ 31.42
                                               --------      -------      -------      ------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.38(1)      0.45(1)      0.32(1)     0.38         0.00(2)
Net realized and unrealized gain
  (loss) (3)...............................        8.56        (1.07)       (4.51)       3.80         0.46
                                               --------      -------      -------      ------      -------
Total from investment operations...........        8.94        (0.62)       (4.19)       4.18         0.46
                                               --------      -------      -------      ------      -------
Net equalization credits and charges (1)...        0.04         0.03         0.03          --           --
                                               --------      -------      -------      ------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................       (0.32)       (0.44)       (0.33)      (0.38)          --
Net realized gains.........................          --        (0.05)          --       (0.11)          --
                                               --------      -------      -------      ------      -------
Total distributions........................       (0.32)       (0.49)       (0.33)      (0.49)          --
                                               --------      -------      -------      ------      -------
Voluntary contribution from Adviser........          --           --           --          --           --
                                               --------      -------      -------      ------      -------
NET ASSET VALUE, END OF PERIOD.............    $  38.66      $ 30.00      $ 31.08      $35.57      $ 31.88
                                               ========      =======      =======      ======      =======
TOTAL RETURN (4)...........................       30.00%       (1.89)%     (11.73)%     13.17%        1.46%
Net assets, end of period (in 000's).......    $143,064      $40,499      $ 9,328      $8,897      $15,939
Ratio of expenses to average net assets....        0.36%        0.36%        0.35%       0.35%        0.36%(6)
Ratio of net investment income (loss) to
  average net assets.......................        1.00%        1.59%        0.97%       0.95%        0.29%(6)
Portfolio turnover rate (7)................          47%          80%          50%         23%           0%




 *   Commencement of operations
(1)  Per share numbers have been calculated using the average shares method.
(2)  Amount is less than $0.005 per share.
(3)  Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)  Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
     Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)  If the Adviser had not made a voluntary contribution during the Year Ended 6/30/10, the total return would have decreased by less than 0.005%. If the Adviser had not make a voluntary contribution during the Year Ended 6/30/09, the total return would have been (3.62)%. If the Adviser had not made a voluntary contribution during the Year
     Ended 6/30/08, the total return would have been (32.44)%.
(6)  Annualized.
(7)  Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





164                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period

                     SPDR S&P RETAIL ETF                                          SPDR S&P SEMICONDUCTOR ETF
-------------------------------------------------------------   -------------------------------------------------------------
                                                     FOR THE                                                         FOR THE
                                                      PERIOD                                                          PERIOD
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   6/19/06*-   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   1/31/06*-
  6/30/10      6/30/09      6/30/08      6/30/07     6/30/06      6/30/10      6/30/09      6/30/08      6/30/07     6/30/06
----------   ----------   ----------   ----------   ---------   ----------   ----------   ----------   ----------   ---------
 $  27.70    $    29.26    $  43.54     $  37.61     $ 36.72     $  33.86     $  41.62      $ 53.22     $  47.29     $ 53.32
 --------    ----------    --------     --------     -------     --------     --------      -------     --------     -------

     0.36(1)       0.40(1)     0.37         0.11        0.01         0.38(1)      0.35(1)      0.24         0.16        0.02
     8.30         (1.70)     (14.39)        5.93        0.88         8.01        (7.84)      (11.58)        5.93       (6.03)
 --------    ----------    --------     --------     -------     --------     --------      -------     --------     -------
     8.66         (1.30)     (14.02)        6.04        0.89         8.39        (7.49)      (11.34)        6.09       (6.01)
 --------    ----------    --------     --------     -------     --------     --------      -------     --------     -------
    (0.16)        (0.01)      (0.09)        0.02          --        (0.02)        0.02         0.01        (0.00)(2)      --
 --------    ----------    --------     --------     -------     --------     --------      -------     --------     -------

    (0.55)        (0.43)      (0.31)       (0.13)         --        (0.37)       (0.29)       (0.27)       (0.16)      (0.02)
       --            --          --           --          --           --           --           --           --          --
 --------    ----------    --------     --------     -------     --------     --------      -------     --------     -------
    (0.55)        (0.43)      (0.31)       (0.13)         --        (0.37)       (0.29)       (0.27)       (0.16)      (0.02)
 --------    ----------    --------     --------     -------     --------     --------      -------     --------     -------
     0.00(2)       0.18        0.14           --          --           --           --           --           --          --
 --------    ----------    --------     --------     -------     --------     --------      -------     --------     -------
 $  35.65    $    27.70    $  29.26     $  43.54     $ 37.61     $  41.86     $  33.86      $ 41.62     $  53.22     $ 47.29
 ========    ==========    ========     ========     =======     ========     ========      =======     ========     =======
    30.67%(5)     (3.61)%(5) (32.11)%(5)   16.12%       2.42%       24.66%      (17.88)%     (21.30)%      12.89%     (11.26)%
 $689,757    $1,018,007    $263,380     $134,978     $20,687     $104,662     $103,282      $39,538     $106,439     $47,290
     0.35%         0.35%       0.35%        0.35%       0.36%(6)     0.35%        0.35%        0.35%        0.35%       0.36%(6)
     0.99%         1.61%       1.40%        0.35%       0.82%(6)     0.87%        1.12%        0.52%        0.35%       0.10%(6)
       26%           69%         50%          71%          0%          19%          41%          65%          52%         40%
                 SPDR
             WELLS FARGO
              PREFERRED
              STOCK ETF
 SPDR S&P    -----------
RETAIL ETF     FOR THE
----------      PERIOD
YEAR ENDED    9/16/09*-
  6/30/10      6/30/10*
----------   -----------
 $  27.70      $ 40.00
 --------      -------

     0.36(1)      2.41(1)
     8.30         0.95
 --------      -------
     8.66         3.36
 --------      -------
    (0.16)        0.63
 --------      -------

    (0.55)       (1.84)
       --           --
 --------      -------
    (0.55)       (1.84)
 --------      -------
     0.00(2)        --
 --------      -------
 $  35.65      $ 42.15
 ========      =======
    30.67%(5)    10.04%
 $689,757      $65,340
     0.35%        0.45%(6)
     0.99%        7.25%(6)
       26%          22%




PRECISE IN A WORLD THAT ISN'T. TM                                            165

WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at http://www.spdrs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

SPDRSTPROS               The Trust's Investment Company Act Number is 811-08839.

                                                                     (SPDR LOGO)

                              SPDR(R) SERIES TRUST

                       Supplement Dated December 17, 2010
                                     to the
      Prospectus Dated October 31, 2010, as supplemented December 17, 2010

                     SPDR(R) S&P(R) Aerospace & Defense ETF
                   SPDR(R) S&P(R) Building & Construction ETF
                      SPDR(R) S&P(R) Computer Hardware ETF
                      SPDR(R) S&P(R) Computer Software ETF
                    SPDR(R) S&P(R) Health Care Equipment ETF
                     SPDR(R) S&P(R) Health Care Services ETF
                         SPDR(R) S&P(R) LeisureTime ETF
                 SPDR(R) S&P(R) Outsourcing & IT Consulting ETF
                           SPDR(R) S&P(R) Telecom ETF
                        SPDR(R) S&P(R) Transportation ETF

         All above-listed ETFs are not yet in operation and thus are not currently offered by the SPDR Series Trust.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

      (SPDR LOGO)




SPDR(R) SERIES TRUST PROSPECTUS
October 31, 2010,
as supplemented December 17, 2010


SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE) SPDR Barclays Capital Long Term Treasury ETF (TLO)
SPDR Barclays Capital Intermediate Term Corporate Bond
  ETF (ITR)
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC)
SPDR Barclays Capital Convertible Securities ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)
SPDR Nuveen Barclays Capital California Municipal Bond
  ETF (CXA)
SPDR Nuveen Barclays Capital New York Municipal Bond
  ETF (INY)
SPDR Nuveen Barclays Capital Short Term Municipal Bond
  ETF (SHM)
SPDR Nuveen S&P(R) VRDO Municipal Bond ETF (VRD)
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS) SPDR DB International Government Inflation-Protected Bond
  ETF (WIP)
SPDR Barclays Capital Short Term International Treasury Bond
  ETF (BWZ)
SPDR Barclays Capital International Treasury Bond ETF (BWX) SPDR Barclays Capital International Corporate Bond ETF (IBND) SPDR Barclays Capital High Yield Bond ETF (JNK)
SPDR Barclays Capital Short Term Corporate Bond ETF (SCPB)

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)




TABLE OF CONTENTS

      FUND SUMMARIES
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital 1-3 Month T-Bill ETF                                        1
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital TIPS ETF                                                    5
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Intermediate Term Treasury ETF                              9
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Long Term Treasury ETF                                     13
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Intermediate Term Corporate Bond ETF                       17
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Long Term Corporate Bond ETF                               20
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Convertible Securities ETF                                 23
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Mortgage Backed Bond ETF                                   26
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Aggregate Bond ETF                                         30
----------------------------------------------------------------------------------------------------
           SPDR Nuveen Barclays Capital Municipal Bond ETF                                  35
----------------------------------------------------------------------------------------------------
           SPDR Nuveen Barclays Capital California Municipal Bond ETF                       39
----------------------------------------------------------------------------------------------------
           SPDR Nuveen Barclays Capital New York Municipal Bond ETF                         43
----------------------------------------------------------------------------------------------------
           SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF                       47
----------------------------------------------------------------------------------------------------
           SPDR Nuveen S&P VRDO Municipal Bond ETF                                          51
----------------------------------------------------------------------------------------------------
           SPDR Nuveen Barclays Capital Build America Bond ETF                              55
----------------------------------------------------------------------------------------------------
           SPDR DB International Government Inflation-Protected Bond ETF                    59
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Short Term International Treasury Bond ETF                 63
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital International Treasury Bond ETF                            67
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital International Corporate Bond ETF                           71
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital High Yield Bond ETF                                        75
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Short Term Corporate Bond ETF                              79
----------------------------------------------------------------------------------------------------
      ADDITIONAL STRATEGIES                                                                 82
----------------------------------------------------------------------------------------------------
      ADDITIONAL RISK INFORMATION                                                           83
----------------------------------------------------------------------------------------------------
      MANAGEMENT                                                                            88
----------------------------------------------------------------------------------------------------
      INDEX/TRADEMARK LICENSES/DISCLAIMERS                                                  92
----------------------------------------------------------------------------------------------------
      ADDITIONAL PURCHASE AND SALE INFORMATION                                              95
----------------------------------------------------------------------------------------------------
      OTHER CONSIDERATIONS                                                                  96
----------------------------------------------------------------------------------------------------
      DISTRIBUTIONS                                                                         96
----------------------------------------------------------------------------------------------------
      PORTFOLIO HOLDINGS                                                                    96
----------------------------------------------------------------------------------------------------
      ADDITIONAL TAX INFORMATION                                                            96
----------------------------------------------------------------------------------------------------
      GENERAL INFORMATION                                                                  100
----------------------------------------------------------------------------------------------------
      PREMIUM/DISCOUNT INFORMATION                                                         100
----------------------------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS                                                                 100
----------------------------------------------------------------------------------------------------
      WHERE TO LEARN MORE ABOUT THE FUNDS                                           Back Cover
----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]




                                 FUND SUMMARIES

SPDR(R) BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital 1-3 Month T-Bill ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1345%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      None
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1345%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
           YEAR 1                       YEAR 3                       YEAR 5                      YEAR 10
------------------------------------------------------------------------------------------------------------------
            $14                          $43                          $76                          $172
------------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 623% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of Barclays Capital 1-3 Month U.S. Treasury Bill Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in fixed income securities that SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") has determined have economic characteristics that are substantially identical to the economic characteristics of the fixed income securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).


PRECISE IN A WORLD THAT ISN'T. TM                                              1

      (SPDR LOGO)





The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2010, there were approximately 8 securities in the Index and the modified adjusted duration of securities in the Index was approximately 0.17 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



2                                              PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                                1.77
2009                                                0.07




  Highest Quarterly Return: 0.70% (Q1 2008)
  Lowest Quarterly Return: -0.01% (Q4 2009)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (5/25/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     0.07%          1.70%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     0.04%          1.14%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             0.05%          1.12%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL 1-3 MONTH U.S. TREASURY BILL INDEX
(reflects no deductions for fees, expenses or taxes)                    0.15%          1.77%
-----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                              3

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Todd Bean, Steve Meier and Jeff St. Peters.

TODD BEAN is a Vice President of SSgA FM and a Senior Portfolio Manager in the firm's U.S. Cash Management Group. He joined the Adviser in 2004.

STEVE MEIER, CFA, FRM, is an Executive Vice President of SSgA FM and is the Global Cash CIO responsible for cash investment strategies. He joined the Adviser in 2003.

JEFF ST. PETERS is a Managing Director of SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He joined the Adviser in 2001.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



4                                              PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL TIPS ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital TIPS ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1845%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      None
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1845%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $19                 $59                $104                $236
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of Barclays U.S. Government Inflation-Linked Bond Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in fixed income securities that SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") has determined have economic characteristics that are substantially identical to the economic characteristics of the fixed income securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).


PRECISE IN A WORLD THAT ISN'T. TM                                              5

      (SPDR LOGO)





The Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the Index rebalancing date. As of September 30, 2010, there were approximately 30 securities in the Index and the modified adjusted duration of securities in the Index was approximately 8.13 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



6                                              PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                               -2.33
2009                                               11.18




  Highest Quarterly Return: 5.44% (Q1 2009)
  Lowest Quarterly Return: -3.56% (Q3 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 6.93%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (5/25/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     11.18%         6.84%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     10.45%         5.45%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              7.26%         4.93%
-----------------------------------------------------------------------------------------------------
BARCLAYS U.S. GOVERNMENT INFLATION-LINKED BOND INDEX
(reflects no deductions for fees, expenses or taxes)                    10.48%         6.94%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are David Kobuszewski and Marc Touchette.

DAVID KOBUSZEWSKI is a Vice President of SSgA FM and a Portfolio Manager in the Fixed Income Group. He joined the Adviser in 2004.

MARC TOUCHETTE is a Principal of SSgA FM and a Portfolio Manager in the Interest Rate Strategies Group. He joined the Adviser in 2008.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).


PRECISE IN A WORLD THAT ISN'T. TM                                              7

      (SPDR LOGO)





TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



8                                              PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Intermediate Term Treasury ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1345%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      None
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1345%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $14                 $43                 $76                $172
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of Barclays Capital Intermediate U.S. Treasury Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in fixed income securities that SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") has determined have economic characteristics that are substantially identical to the economic characteristics of the fixed income securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).


PRECISE IN A WORLD THAT ISN'T. TM                                              9

      (SPDR LOGO)





The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 10 years. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2010, there were approximately 150 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.05 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



10                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                               11.47
2009                                               -1.44




  Highest Quarterly Return: 6.53% (Q4 2008)
  Lowest Quarterly Return: -2.16% (Q2 2009)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 7.09%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (5/23/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -1.44%         6.43%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -2.22%         5.28%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -0.93%         4.83%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL INTERMEDIATE U.S. TREASURY INDEX
(reflects no deductions for fees, expenses or taxes)                    -1.41%         6.47%
-----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             11

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Karen Tsang.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and U.S. Treasury Index Funds. She joined the Adviser in 1998.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



12                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL LONG TERM TREASURY ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Long Term Treasury ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1345%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      None
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1345%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $14                 $43                 $76                $172
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of Barclays Capital Long U.S. Treasury Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in fixed income securities that SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") has determined have economic characteristics that are substantially identical to the economic characteristics of the fixed income securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).


PRECISE IN A WORLD THAT ISN'T. TM                                             13

      (SPDR LOGO)





The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 or more years. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2010, there were approximately 35 securities in the Index and the modified adjusted duration of securities in the Index was approximately 14.46 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



14                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                                24.14
2009                                               -12.84




  Highest Quarterly Return:  18.71% (Q4 2008)
  Lowest Quarterly Return:  -7.11% (Q2 2009)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  18.96%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (5/23/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -12.84%         6.79%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -14.07%         5.19%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -8.32%         4.88%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL LONG U.S. TREASURY INDEX
(reflects no deductions for fees, expenses or taxes)                   -12.92%         6.79%
-----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             15

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Karen Tsang.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and U.S. Treasury Index Funds. She joined the Adviser in 1998.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



16                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CORPORATE BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Intermediate Term Corporate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States corporate bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.15%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.15%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $15                 $48                 $85                $192
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Intermediate Corporate Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the

PRECISE IN A WORLD THAT ISN'T. TM                                             17

      (SPDR LOGO)






Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index is a component of the Barclays Capital U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating-rate securities, and Eurobonds are excluded from the Index. The Index is rebalanced monthly, on the last day business day of the month. As of September 30, 2010, there were approximately 2,533 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.53 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on


18                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are John Kirby and Allen Kwong.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             19

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL LONG TERM CORPORATE BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Long Term Corporate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States corporate bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.15%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.15%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $15                 $48                 $85                $192
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Long Corporate Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the


20                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. The Index is a component of the Barclays Capital U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating-rate securities, and Eurobonds are excluded from the Index. The Index is rebalanced monthly, on the last day business day of the month. As of September 30, 2010, there were approximately 984 securities in the Index and the modified adjusted duration of securities in the Index was approximately 12.86 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.


PRECISE IN A WORLD THAT ISN'T. TM                                             21

      (SPDR LOGO)





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are John Kirby and Allen Kwong.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



22                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL CONVERTIBLE SECURITIES ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Convertible Securities ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets with outstanding issue sizes greater than $500 million.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.40%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.40%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $41                $128                $224                $505
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Convertible Bond >$500MM Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the

PRECISE IN A WORLD THAT ISN'T. TM                                             23

      (SPDR LOGO)






Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds, with outstanding issue sizes greater than $500 million. Convertible bonds are bonds that can be exchanged, at the option of the holder, for a specific number of shares of the issuer's preferred stock ("Preferred Securities") or common stock. The Index components are a subset of issues in the Barclays Capital Convertible Composite Index. To be included in the Index a security must meet the following requirements: (i) have an outstanding issue size greater than $500 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be a registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index is rebalanced on a monthly basis, at the end of each month. As of September 30, 2010, there were approximately 121 securities in the Index.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   CONVERTIBLE SECURITIES RISK: Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

   PREFERRED SECURITIES RISK: There are special risks associated with investing in Preferred Securities. Generally, Preferred Security holders (such as the
   Fund) have no voting rights with respect to the issuing company unless


24                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   certain events occur. In addition, Preferred Securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a Preferred Security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on Preferred Securities at any time. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer's Preferred Securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the Preferred Security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund's holdings will default (fail to make scheduled dividend payments on the Preferred Security or scheduled interest payments on other obligations of the issuer not held by the Fund).

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Max DeSantis.

MICHAEL BRUNELL, CFA, is a Vice President of SSgA FM and is a member of the Fixed Income Portfolio Management team. He joined the Adviser in 1997.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index Team. He joined the Adviser in 1997.

MAX DESANTIS is a Principal of SSgA FM and is a Portfolio Manger in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             25

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Mortgage Backed Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. agency mortgage pass-through sector of the U.S. investment grade bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)          0.12%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.32%
--------------------------------------------------------------------------------------------


(1) The Fund is required to disclose "Acquired Fund Fees and Expenses" in the table above. Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies, including affiliated investment companies. Since "Total Annual Fund Operating Expenses" for purposes of the table above includes Acquired Fund Fees and Expenses, it does not correlate to the ratio of "Expenses to Average Net Assets" in the Financial Highlights section of the Prospectus.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $33                $103                $180                $406
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 897% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. MBS Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.



26                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. TBA Transactions (as defined below) are included within the above-noted investment policy. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government-sponsored enterprises: Government National Mortgage Association ("GNMA"); Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). The Index is formed by grouping the universe of individual fixed rate mortgage backed securities pools into generic aggregates according to the following parameters: (i) agency; (ii) program; (iii) pass-through coupon; and (iv) origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. To be included in the Index, securities must be fixed rate, denominated in U.S. dollars, have $250 million or more of outstanding face value and have a weighted average maturity of at least one year. Excluded from the Index are buydowns, graduated equity mortgages, project loans, manufactured homes (dropped in January 1992), graduated payment mortgages (dropped in January
1995), non-agency (whole loan) securities, jumbo securities, and collateralized mortgage obligations. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of September 30, 2010, there were approximately 1,313 securities in the Index.

Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be announced transaction" or "TBA Transaction." In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund expects to enter into such contracts on a regular basis, and pending settlement of such contracts, the Fund will invest its assets in liquid, short-term instruments, including shares of money market funds advised by the Adviser or its affiliates.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.


PRECISE IN A WORLD THAT ISN'T. TM                                             27

      (SPDR LOGO)





   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   PREPAYMENT RISK: The Fund may invest in mortgage-related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

   MORTGAGE-BACKED SECURITIES RISK: Mortgage-backed securities, other than GNMA mortgage-backed securities, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

   MORTGAGE PASS-THROUGH SECURITIES RISK: Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.

   U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.



28                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.


PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Allen Kwong and Karen Tsang.

ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and US Treasury Index Funds. She joined the Adviser in 1998.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             29

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL AGGREGATE BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Aggregate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

----------------------------------------------------------------------------------------------
MANAGEMENT FEES                           0.1845%
----------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES     None
----------------------------------------------------------------------------------------------
OTHER EXPENSES                            0.0000%
----------------------------------------------------------------------------------------------
ACQUIRED FUND FEES AND EXPENSES(1)        0.0400%
----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      0.2245%
----------------------------------------------------------------------------------------------
LESS CONTRACTUAL FEE WAIVER(2)            (0.0500%)
----------------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES(2)     0.1745%
----------------------------------------------------------------------------------------------


(1) The Fund is required to disclose "Acquired Fund Fees and Expenses" in the table above. Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies, including affiliated investment companies. Since "Total Annual Fund Operating Expenses" for purposes of the table above includes Acquired Fund Fees and Expenses, it does not correlate to the "Ratio of Expenses to Average Net Assets" in the Financial Highlights section of the Prospectus. In addition, please note that the contractual fee waiver discussed in footnote (2) below does not include Acquired Fund Fees and Expenses.

(2) The Adviser has contractually agreed to waive a portion of its advisory fee, until October 31, 2011, so that the Net Annual Fund Operating Expenses of the Fund will be limited to 0.1345% of the Fund's average daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2011, the waiver may be cancelled or modified at any time.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $18                 $67                $121                $281
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 376% of the average value of its portfolio.



30                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Aggregate Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. TBA transactions (as defined below) are included within the above-noted investment policy. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB-or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity and must have $250 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the Index. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes, and state and local government series bonds are excluded from the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2010, there were approximately 8,249 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.67 years.

As of September 30, 2010, approximately 24.37% of the bonds represented in the Index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as Government National Mortgage Association ("GNMA") and Federal National Mortgage Association ("FNMA") that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be-announced transaction" or "TBA Transaction." In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.


PRECISE IN A WORLD THAT ISN'T. TM                                             31

      (SPDR LOGO)





RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

   PREPAYMENT RISK: The Fund may invest in mortgage-related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

   MORTGAGE-BACKED SECURITIES RISK: Mortgage-backed securities, other than GNMA mortgage-backed securities, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

   MORTGAGE PASS-THROUGH SECURITIES RISK: Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



32                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                                6.77
2009                                                5.11




  Highest Quarterly Return: 5.90% (Q4 2008)
  Lowest Quarterly Return: -1.23% (Q2 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 7.96%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (5/23/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     5.11%          6.65%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     3.25%          4.85%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             3.33%          4.63%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE INDEX (reflects no deductions for
fees, expenses or taxes)                                                5.93%          6.43%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Max DeSantis.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

MAX DESANTIS is a Principal of SSgA FM and is a Portfolio Manger in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).


PRECISE IN A WORLD THAT ISN'T. TM                                             33

      (SPDR LOGO)





TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



34                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) NUVEEN BARCLAYS CAPITAL MUNICIPAL BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Nuveen Barclays Capital Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.30%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      None
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.00%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.30%
---------------------------------------------------------------------------------------------
LESS CONTRACTUAL FEE WAIVER(1)             (0.07%)
---------------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES(1)      0.23%
---------------------------------------------------------------------------------------------


(1) The Adviser has contractually agreed to waive a portion of its advisory fee, until October 31, 2011, so that the Net Annual Fund Operating Expenses of the Fund will be limited to 0.23% of the Fund's average daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2011, the waiver may be cancelled or modified at any time.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $24                 $89                $162                $374
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Municipal Managed Money Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen" or the

PRECISE IN A WORLD THAT ISN'T. TM                                             35

      (SPDR LOGO)





"Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the
Fund).

The Index is designed to track the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. The Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts and their respective agencies. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index engineered for the tax exempt bond market. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investors Service, Inc., Standard & Poor's, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have been issued within the last five years, and must be at least one year from their maturity date. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2010, there were approximately 19,073 securities in the Index and the modified adjusted duration of securities in the Index was approximately
9.25 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.



36                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                               -0.31
2009                                               10.52




  Highest Quarterly Return: 6.75% (Q3 2009)
  Lowest Quarterly Return: -3.36% (Q3 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 7.00%.


PRECISE IN A WORLD THAT ISN'T. TM                                             37

      (SPDR LOGO)





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (9/11/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     10.52%         4.83%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     10.52%         4.83%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              8.26%         4.68%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL MANAGED MONEY INDEX
(reflects no deductions for fees, expenses or taxes)                    11.47%         5.30%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



38                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) NUVEEN BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Nuveen Barclays Capital California Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from federal and California state income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $64                $113                $255
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Managed Money Municipal California Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that

PRECISE IN A WORLD THAT ISN'T. TM                                             39

      (SPDR LOGO)






are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from both Federal income tax and California income tax. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund).

The Index is designed to track the publicly traded California municipal bonds that cover the U.S. dollar denominated California tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies:
Moody's Investors Service, Inc., Standard & Poor's, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must be issued by authorities in California, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2010, there were approximately 2,058 securities in the Index and the modified adjusted duration of securities in the Index was approximately 11.20 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling


40                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   CALIFORNIA STATE-SPECIFIC RISK: Because the Fund concentrates its investments in California municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. As of March, 2010, California had the lowest credit ratings of any state in the country, and in 2009 all three major credit rating agencies lowered their ratings on State bonds.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                               -3.51
2009                                               12.32




  Highest Quarterly Return: 10.08% (Q3 2009)
  Lowest Quarterly Return: -4.55% (Q3 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 8.68%.


PRECISE IN A WORLD THAT ISN'T. TM                                             41

      (SPDR LOGO)





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (10/10/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     12.32%         4.28%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     12.32%         4.28%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              9.63%         4.26%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MANAGED MONEY MUNICIPAL CALIFORNIA INDEX
(reflects no deductions for fees, expenses or taxes)                    12.41%         4.53%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



42                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) NUVEEN BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Nuveen Barclays Capital New York Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $64                $113                $255
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Managed Money Municipal New York Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that

PRECISE IN A WORLD THAT ISN'T. TM                                             43

      (SPDR LOGO)






are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund).

The Index is designed to track publicly traded New York municipal bonds that cover the U.S. dollar denominated New York revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies:
Moody's Investors Service, Inc., Standard & Poor's, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must be issued by authorities in New York, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2010, there were approximately 595 securities in the Index and the modified adjusted duration of securities in the Index was approximately 9.73 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to


44                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   NEW YORK STATE-SPECIFIC RISK: Because the Fund concentrates its investments in New York municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of New York than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                               -2.43
2009                                               12.57




  Highest Quarterly Return: 7.51% (Q3 2009)
  Lowest Quarterly Return: -4.35% (Q3 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 7.06%.


PRECISE IN A WORLD THAT ISN'T. TM                                             45

      (SPDR LOGO)





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (10/11/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     12.57%         4.84%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     12.57%         4.84%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              9.67%         4.72%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MANAGED MONEY MUNICIPAL NEW YORK INDEX
(reflects no deductions for fees, expenses or taxes)                    13.11%         4.79%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



46                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) NUVEEN BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from federal income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $64                $113                $255
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Managed Money Municipal Short Term Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that

PRECISE IN A WORLD THAT ISN'T. TM                                             47

      (SPDR LOGO)






are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the
Fund).

The Index is designed to track the publicly traded municipal bonds that cover the U.S. dollar denominated short term tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investors Service, Inc., Standard & Poor's or Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one to five years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2010, there were approximately 3,337 securities in the Index and the modified adjusted duration of securities in the Index was approximately 2.93 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off


48                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                   5.11
2009                                   5.18




  Highest Quarterly Return: 2.84% (Q4 2008)
  Lowest Quarterly Return: -0.52% (Q2 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 2.37%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (10/10/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     5.18%          5.36%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     5.18%          5.36%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             4.11%          4.94%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MANAGED MONEY MUNICIPAL SHORT TERM INDEX
(reflects no deductions for fees, expenses or taxes)                    5.80%          6.09%
-----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             49

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



50                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) NUVEEN S&P(R) VRDO MUNICIPAL BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Nuveen S&P VRDO Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of variable rate demand obligations ("VRDOs") issued by municipalities.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $64                $113                $255
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (September 23, 2009) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 173% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P National AMT-Free Municipal VRDO Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. Nuveen Asset Management ("Nuveen" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that

PRECISE IN A WORLD THAT ISN'T. TM                                             51

      (SPDR LOGO)






are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the
Fund).

The Index is designed to track investment grade VRDOs issued by U.S. states and territories or local governments or agencies, such that interest on the securities is exempt from U.S. federal income taxes, with maturities greater than or equal to one month. A VRDO is a short-term tax-exempt fixed income instrument whose coupon rate is reset on a periodic basis (e.g., weekly or monthly). VRDOs tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a bondholder put provision that coincides with the periodic coupon rate reset which allows the bondholder to redeem a bond at face value. VRDOs included in the Index reset weekly. VRDOs are put back to a bank or other entity that serves as a liquidity provider (the "Remarketing Agent"), rather than the issuer. The Remarketing Agent tries to resell those VRDOs or, failing that, holds them in its own inventory. In addition, VRDOs commonly hold a credit enhancement, such as a letter of credit from the Remarketing Agent or a bank, and/or bond insurance. To be included in the Index a security must: (i) be issued by a state (including Puerto Rico and U.S. territories) or local government or agency such that interest on the security is exempt from U.S. federal income taxes; (ii) be priced at par; (iii) have a minimum par amount of $10 million; (iv) be included in the Ipreo Holdings LLC product offering for VRDOs; (v) be rated A-3, VMIG-3 or F-3 or higher by one of the following statistical ratings agencies: Standard & Poor's, Moody's Investors Service or Fitch Inc., respectively; (vi) have a maturity of greater than or equal to one month; (vii) be a constituent of a deal with an original offering amount of at least $100 million, or, for up to a maximum of 25% of constituents, have no minimum deal size criteria but be the highest yielding constituents (that meet all of the other criteria for eligibility) chosen from the eligible VRDO universe at each monthly rebalancing;
(viii) have a weekly reset; and (ix) have a credit or liquidity support facility. The Index is rebalanced after the close of the last business day of each month, based on new issuance, size and maturity. As of September 30, 2010, there were approximately 212 issues included in the Index.

The Index is sponsored by Standard & Poor's (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities


52                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   VARIABLE RATE DEMAND OBLIGATION RISK: Particular VRDOs may not have an active secondary market. As a result, the Fund could suffer a loss on these instruments during periods when the Fund is not entitled to exercise its demand rights or if the issuer and/or Remarketing Agent defaults on its payment obligation. In addition, VRDOs are generally supported by either a letter of credit or a stand-by bond purchase agreement to provide credit enhancement. A decline in the credit quality of the issuer of the credit enhancement may in turn cause a decrease in value of the VRDO supported by the credit enhancement.

   MUNICIPAL INSURANCE RISK: The Fund's portfolio may be comprised of municipal securities covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Because a significant portion of the insured municipal securities are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have an adverse effect on the value of the insured municipal securities and the municipal bond market.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.


PRECISE IN A WORLD THAT ISN'T. TM                                             53

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.

TIMOTHY RYAN, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010.

STEVEN HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



54                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) NUVEEN BARCLAYS CAPITAL BUILD AMERICA BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Nuveen Barclays Capital Build America Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for taxable municipal securities with respect to which the issuer has made an irrevocable election to designate the bonds as "Qualified Bonds" under the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid ("direct pay Build America Bonds").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------
                YEAR 1              YEAR 3
-------------------------------------------------------------
                  $36                $113
-------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (May 12, 2010) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Build America Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Nuveen Asset Management ("Nuveen" or the "Sub-Adviser"), the

PRECISE IN A WORLD THAT ISN'T. TM                                             55

      (SPDR LOGO)





investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund).

The Index is a subset of the Barclays Capital Taxable Municipal Bond Index. The Index consists of all direct pay Build America Bonds that satisfy the rules of the Barclays Capital Taxable Municipal Bond Index. The Barclays Capital Taxable Municipal Bond Index represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and (i) have at least one year to final maturity regardless of call features, (ii) have at least $250 million par amount outstanding, (iii) are rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's Investors Service, Inc., Fitch Inc. or Standard & Poor's, Inc. (if only two of the three agencies rate the security, the lower rating is used to determine index eligibility, and if only one of the three agencies rates a security, the rating must be investment-grade), (iv) are fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule, (v) are dollar-denominated and non-convertible, and (vi) are publicly issued. However, Rule 144A securities with Registration Rights and Reg-S issues are included. As of September 30, 2010, there were approximately 126 issues included in the Index and the modified adjusted duration of securities in the Index was approximately 12.72 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

Build America Bonds are bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009 (the "Act"). Build America Bonds pay interest at rates that are expected to be competitive with rates typically paid by private bond issuers in the taxable fixed income market. The Act authorizes state and local governments to sell new Build America Bond issues without limit through December 31, 2010. Unlike investments in most other municipal securities, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Build America Bond issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments ("direct pay") or (ii) to cause investors in the bonds to receive federal tax credits ("tax credit"). Most issuers of direct pay Build America Bonds currently receive a subsidy from the U.S. Treasury equal to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. The bonds in the Fund will not include Build America bonds for which the investors will receive a tax credit. Build America Bonds are currently defined by the Act as restricted from private activity purposes and, for direct pay Build America Bond issuers, the bonds can only be issued to fund capital expenditures. As a result, most Build America Bond issuers have to produce tangible assets that are designed to provide a public benefit. Build America Bonds generally support facilities that meet such essential needs as water, electricity, transportation, and education. Moreover, many Build America Bonds are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

Issuance of Build America Bonds will cease on December 31, 2010 unless the relevant provisions of the Act are extended. In the event that the Build America Bond program is not extended, the Build America Bonds outstanding at such time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy. If the Build America Bond program is not extended, the Board of Trustees will evaluate the


56                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






Fund's investment strategy and make appropriate changes that it believes are in the best interests of the Fund and its shareholders, including changing the Fund's investment strategy to invest in an index composed of taxable municipal securities.


RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK. While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   NON-DIVERSIFICATION RISK. The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

   BUILD AMERICA BONDS RISK. The market for Build America Bonds is smaller and less diverse than the broader municipal securities market. Unless the relevant provisions of the Act are extended, the ability of municipalities to issue Build America Bonds expires on December 31, 2010. If the relevant provisions of the Act are not extended, the number of available Build America Bonds will be limited, which may negatively affect the value of the Build America Bonds. In addition, because the Build America Bond program is new, certain aspects of the program may be subject to additional Federal or state level guidance or subsequent legislation. It is not known what additional restrictions, limitations or procedures may be implemented or what possible effect they will have on the market for Build America Bonds. There is no guarantee that municipalities will continue to take advantage of the Build America Bond program in the future and there can be no assurance that Build America Bonds will be actively traded.

   CALIFORNIA STATE-SPECIFIC RISK. Because the Fund invests in California municipal securities, the Fund will have exposure to negative political, economic and statutory factors within the State of California. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could

PRECISE IN A WORLD THAT ISN'T. TM                                             57

      (SPDR LOGO)






   have an adverse effect on the debt obligations of California issuers. California has the worst credit rating of any state in the country, and in 2009 all three major credit rating agencies lowered their ratings on State bonds.

   NEW YORK STATE-SPECIFIC RISK. Because the Fund invests in New York municipal securities, the Fund will have exposure to negative political, economic and statutory factors within the State of New York. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

   RESTRICTED SECURITIES RISK. Rule 144A securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. Nuveen Asset Management serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Nuveen with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Daniel Close, Timothy Ryan and Steven Hlavin:

DANIEL J. CLOSE is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000.

TIMOTHY T. RYAN is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010.

STEVEN M. HLAVIN is a Vice President and Assistant Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



58                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR DB International Government Inflation-Protected Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $50                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the DB Global Government ex-US Inflation-Linked Bond Capped Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide

PRECISE IN A WORLD THAT ISN'T. TM                                             59

      (SPDR LOGO)






shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes.

The Index is designed to measure the total return performance of the inflation-linked government bond markets of developed and emerging market countries outside of the United States. Inflation protected public obligations of the inflation-linked government bond markets of developed and emerging market countries, commonly known in the United States as TIPS, are securities issued by such governments that are designed to provide inflation protection to investors. The Index includes government debt (direct obligations of the issuer country) but does not include quasi-government debt or corporate debt. The securities are denominated in and pay coupon and principal in the domestic currency of the issuer country. Each of the component securities in the Index is screened such that the following countries are included: Australia, Brazil, Canada, Chile, France, Germany, Greece, Israel, Italy, Japan, Mexico, Poland, South Africa, South Korea, Sweden, Turkey and the United Kingdom. In addition, the securities in the Index must be inflation-linked and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. To be included in the Index, bonds must: (i) be capital-indexed and linked to an eligible inflation index; (ii) have at least one year remaining to maturity at the Index rebalancing date; (iii) have a fixed, step-up or zero notional coupon; and (iv) settle on or before the Index rebalancing date. The Index is calculated by Deutsche Bank using a modified "market capitalization" methodology. This design ensures that each constituent represented in a proportion consistent with its percentage with respect to the total market capitalization. Component securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. As of September 30, 2010, there were approximately 147 securities in the Index and the real adjusted duration of securities in the Index was approximately 9.52 years.

The Index is sponsored by Deutsche Bank (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off


60                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)
(BAR CHART)

2009                                               18.51




  Highest Quarterly Return: 12.31% (Q2 2009)
  Lowest Quarterly Return: -2.33% (Q1 2009)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 6.59%.


PRECISE IN A WORLD THAT ISN'T. TM                                             61

      (SPDR LOGO)





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (3/13/08)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     18.51%         -2.76%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     18.20%         -3.77%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             12.03%         -2.92%
-----------------------------------------------------------------------------------------------------
DB GLOBAL GOVERNMENT EX-US INFLATION-LINKED BOND CAPPED INDEX
(reflects no deductions for fees, expenses or taxes)                    18.73%         -1.32%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are David Kobuszewski and Marc Touchette.

DAVID KOBUSZEWSKI is a Vice President of SSgA FM and a Portfolio Manager in the Fixed Income Group. He joined the Adviser in 2004.

MARC TOUCHETTE is a Principal of SSgA FM and a Portfolio Manager in the Interest Rate Strategies Group. He joined the Adviser in 2008.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



62                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Short Term International Treasury Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term (1-3 year remaining maturity) fixed rate, investment grade debt issued by foreign governments of investment grade countries.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital 1-3 Year Global Treasury ex-US Capped Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide

PRECISE IN A WORLD THAT ISN'T. TM                                             63

      (SPDR LOGO)






shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes.

The Index is designed to measure the performance of fixed-rate local currency sovereign debt of investment-grade countries outside the United States that have remaining maturities of one to three years. The Index includes government bonds issued by investment- grade countries outside the United States, in local currencies, that have remaining maturities of one to three years and are rated investment grade (Baa3/BBB-/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's, Inc. and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Barclays Capital Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Hungary, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan, and United Kingdom. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Barclays Capital using a modified "market capitalization" methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. The securities in the Index are updated monthly, on the last business day of each month. As of September 30, 2010, there were approximately 212 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.88 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off


64                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.


PRECISE IN A WORLD THAT ISN'T. TM                                             65

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Allen Kwong.

MICHAEL BRUNELL, CFA, is a Vice President of SSgA FM, and is a member of the Fixed Income Portfolio Management team since 2004. He joined the Adviser in 1997.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



66                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital International Treasury Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment-grade countries outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Global Treasury Ex-US Capped Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the

PRECISE IN A WORLD THAT ISN'T. TM                                             67

      (SPDR LOGO)






Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes.

The Index is designed to track the fixed-rate local currency sovereign debt of investment-grade countries outside the United States. The Index includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB-or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's, Inc. and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Barclays Capital Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Barclays Capital using a modified "market capitalization" methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. As of September 30, 2010, there were approximately 702 securities in the Index and the modified adjusted duration of securities in the Index was approximately 6.93 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off


68                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                                4.44
2009                                                6.51




  Highest Quarterly Return: 9.44% (Q1 2008)
  Lowest Quarterly Return: -5.05% (Q3 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was 5.96%.


PRECISE IN A WORLD THAT ISN'T. TM                                             69

      (SPDR LOGO)





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (10/2/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     6.51%          6.54%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     6.17%          5.80%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             4.22%          5.15%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL GLOBAL TREASURY EX-US CAPPED INDEX
(reflects no deductions for fees, expenses or taxes)                    7.17%          7.70%
-----------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Allen Kwong.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



70                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL INTERNATIONAL CORPORATE BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital International Corporate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the investment-grade corporate sector of the global bond market outside of the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.55%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.55%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $56                                              $176
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (May 19, 2010) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Global Aggregate ex-USD >$1B: Corporate Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. State Street Global Advisors Limited ("SSgA LTD" or the "Sub-Adviser"), the investment sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.


PRECISE IN A WORLD THAT ISN'T. TM                                             71

      (SPDR LOGO)





Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Sub-Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund).

The Index is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. The Index is part of the Barclays Capital Global ex-USD Aggregate Bond Index. The securities in the Index must have a minimum $1 billion EUR, GBP market capitalization outstanding and at least 1 year remaining. Securities must be fixed rate, although zero coupon bonds and step-ups are permitted. Additionally, securities must be rated investment grade (Baa(3)/BBB-/BBB- or better) using the middle rating from Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's, Inc. after dropping the highest and lowest available ratings. If only two agencies rate a security, then the more conservative (lower) rating will be used. If only one rating agency rates a security, then that one rating will be used. Excluded from the Index are subordinated debts, convertible securities, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2010, there were approximately 520 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.53 years. As of September 30, 2010, the following countries were represented in the
Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Sub-Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Sub-Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.



72                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

          EUROPE: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.



PRECISE IN A WORLD THAT ISN'T. TM                                             73

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. SSgA LTD, an affiliate of the Adviser, serves as sub-adviser to the Fund, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to SSgA LTD with respect to the Fund where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Stephen Yeats and John Hutson.

STEPHEN YEATS is an Investment Manager at SSgA LTD. He joined SSgA LTD in February 2007.

JOHN HUTSON is an Investment Manager at SSgA LTD. He joined SSgA LTD in May
2008.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



74                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL HIGH YIELD BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital High Yield Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.40%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.40%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $41                $128                $224                $505
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital High Yield Very Liquid Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the

PRECISE IN A WORLD THAT ISN'T. TM                                             75

      (SPDR LOGO)






Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as "junk bonds." The Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's, Inc., respectively, and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the Index. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, payment in kind (PIK) securities and emerging market bonds. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. As of September 30, 2010, there were approximately 145 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.77 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   HIGH YIELD SECURITIES RISK: Securities rated below investment grade, commonly referred to as "junk bonds," include bonds that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's, Inc., respectively, and may involve greater risks than securities in higher rating categories. Such bonds are


76                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. When the Fund invests in "junk bonds," it may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)
(BAR CHART)

2008                                               -30.21
2009                                                50.50




  Highest Quarterly Return: 22.44% (Q2 2009)
  Lowest Quarterly Return: -18.59% (Q4 2008)

  * As of September 30, 2010, the Fund's Calendar Year-To-Date return was
  10.19%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                       SINCE
                                                                                     INCEPTION
                                                                       ONE YEAR      (11/28/07)
-----------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     50.50%          2.54%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     43.43%         -1.73%
-----------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             32.03%         -0.47%
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL HIGH YIELD VERY LIQUID INDEX
(reflects no deductions for fees, expenses or taxes)                    63.49%          8.34%
-----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             77

      (SPDR LOGO)





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Max DeSantis.

MICHAEL BRUNELL is a Vice President of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

MAX DESANTIS is a Principal of SSgA FM and is a Portfolio Manger in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 2008.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.



78                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)





SPDR(R) BARCLAYS CAPITAL SHORT TERM CORPORATE BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Short Term Corporate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1245%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      None
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1245%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $13                 $40                 $70                $159
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (December 16, 2009) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. 1-3 Year Corporate Bond Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide

PRECISE IN A WORLD THAT ISN'T. TM                                             79

      (SPDR LOGO)






shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in fixed-income securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Fitch Inc., or Standard & Poor's, Inc.), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; private placements; floating rate securities; and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2010, there were approximately 658 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.96 years.

The Index is sponsored by Barclays Capital, Inc. (the "Index Provider") which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market


80                                             PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)






   volatility; differing securities market structures; higher transaction costs; and various administrative difficulties. These risks may be heightened in connection with investments in developing or emerging countries.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are John Kirby and Allen Kwong.

JOHN KIRBY is a Managing Director of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ALLEN KWONG is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains.


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ADDITIONAL STRATEGIES


GENERAL. The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund or amounts of such securities in proportion to their weighting in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Fund but not the Index), and in particular for Funds that employ a sampling strategy, the Adviser will utilize a sampling strategy. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives, that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

Each Municipal Bond ETF has adopted a fundamental investment policy and certain of the other Funds, as described in the Statement of Additional Information ("SAI"), have adopted a non-fundamental investment policy to invest at least 80% of its net assets in investments suggested by its name, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. The Board may also change a Fund's investment objective without shareholder approval.

CERTAIN OTHER INVESTMENTS. Each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")); convertible securities; variable rate demand notes (VRDNs); commercial paper; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY. Each Fund may borrow money from a bank as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission ("SEC") or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.

LENDING SECURITIES. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company ("Lending Agent"), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its


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securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under "Risks of Investing In the Fund" in the Fund Summaries along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS
MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of fixed income securities could decline generally or could underperform other investments. Different types of fixed income securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

INTEREST RATE RISK: Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

ISSUER RISK: There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's securities.

CREDIT RISK: The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer's ability to make such payments cause the price of the bond to decline. Additionally, with respect to the SPDR Nuveen S&P VRDO Municipal Bond ETF, there is a risk that the Remarketing Agent will be unable to purchase the VRDO securities in which the Fund invests at their par value, pursuant to their bondholder put provision. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than Funds that invest in other debt obligations.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index. Furthermore, if a Fund's principal investment strategies involve investing in municipal securities or high yield securities, the Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.

REINVESTMENT RISK: The Fund's performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature. This risk is typically greater with respect to short-term bond funds and lower for long-term bond funds.

CALL RISK: The Fund may invest in callable bonds, and such issuers may "call" or repay securities with higher coupon or interest rates before the security's maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

INCOME RISK: The Fund's income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond

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funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund's monthly income to fluctuate accordingly.

FOREIGN SECURITIES RISK (SPDR BARCLAYS CAPITAL INTERMEDIATE TERM CORPORATE BOND ETF, SPDR BARCLAYS CAPITAL LONG TERM CORPORATE BOND ETF, SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF, SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF, SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF, SPDR BARCLAYS INTERNATIONAL CORPORATE BOND ETF AND SPDR BARCLAYS CAPITAL SHORT TERM CORPORATE BOND ETF ONLY): Foreign securities involve special risks and costs. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

   FOREIGN SECURITIES. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of a Fund's debt securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   CURRENCY RISK. Each Fund's net asset value is determined on the basis of U.S. dollars, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

   POLITICAL AND ECONOMIC RISK. Each Fund may invest in sovereign debt securities, which are generally riskier than debt securities issued by the U.S. government, its agencies and instrumentalities. As a result, the Funds are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause a Fund's investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

   FOREIGN MARKET AND TRADING RISK. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

EMERGING MARKETS RISK (SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF, SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF AND SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF ONLY): Some foreign markets in which the Funds may invest are considered to be emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory


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taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Funds' investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of a Fund's shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

MORTGAGE PASS-THROUGH SECURITIES RISK (SPDR BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF AND SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF ONLY): Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Funds to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Funds will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Funds may accept assignments of TBA Transactions from Authorized Participants (herein defined) from time to time. The Funds' use of "TBA rolls" may cause the Funds to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than typical ETFs. The Funds expect to enter into such contracts on a regular basis. A Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

U.S. GOVERNMENT AGENCY SECURITIES RISK (SPDR BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF AND SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF ONLY): Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Funds may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity's assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund will be adversely impacted.

INVESTMENTS IN CALIFORNIA STATE MUNICIPAL SECURITIES (SPDR NUVEEN BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF AND SPDR NUVEEN BARCLAYS CAPITAL BUILD AMERICA BOND ETF ONLY): Recent economic events in California have caused deterioration in the State's economic base and have led to a severe financial crisis. As a result, California is currently suffering in an economic recession that has had a profound, negative impact on state and local government revenues and caused severe cash shortage due to recent market conditions. The California economy faces falling home prices, worsening credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs. Despite the approval of a budget package to close a $40 billion budget gap in February 2009, a budget deficit of $26 billion for the fiscal year 2009-2010 has been projected. All three major credit rating agencies lowered their ratings on California bonds in 2009 and continue to monitor the State's economic situation with the possibility of further downgrades. California's current economic problems increase the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities.

ADDITIONAL RISKS
TRADING ISSUES. Although the shares of the Funds ("Shares") are listed for trading on NYSE Arca, Inc. (the

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"Exchange") and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

FLUCTUATION OF NET ASSET VALUE. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser, and Sub-Adviser as applicable, believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower's default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.



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DERIVATIVES. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P
500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

CONTINUOUS OFFERING. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.


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MANAGEMENT

ADVISER. SSgA Funds Management, Inc. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of August 31, 2010, the Adviser managed approximately $170.50 billion in assets and SSgA managed approximately $1.81 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2010, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR Barclays Capital 1-3 Month T-Bill
  ETF.................................  0.1345%
SPDR Barclays Capital TIPS ETF........  0.1845%
SPDR Barclays Capital Intermediate
  Term Treasury ETF...................  0.1345%
SPDR Barclays Capital Long Term
  Treasury ETF........................  0.1345%
SPDR Barclays Capital Intermediate
  Term Corporate Bond ETF.............  0.1500%
SPDR Barclays Capital Long Term
  Corporate Bond ETF..................  0.1500%
SPDR Barclays Capital Convertible
  Securities ETF......................  0.4000%
SPDR Barclays Capital Mortgage Backed
  Bond ETF............................  0.2000%
SPDR Barclays Capital Aggregate Bond
  ETF.................................  0.1845%(1)
SPDR Nuveen Barclays Capital Municipal
  Bond ETF............................  0.3000%(1)
SPDR Nuveen Barclays Capital
  California Municipal Bond ETF.......  0.2000%
SPDR Nuveen Barclays Capital New York
  Municipal Bond ETF..................  0.2000%
SPDR Nuveen Barclays Capital Short
  Term Municipal Bond ETF.............  0.2000%
SPDR Nuveen S&P VRDO Municipal Bond
  ETF.................................  0.2000%
SPDR Nuveen Barclays Capital Build
  America Bond ETF....................  0.3500%
SPDR DB International Government
  Inflation-Protected Bond ETF........  0.5000%
SPDR Barclays Capital Short Term
  International Treasury Bond ETF.....  0.3500%
SPDR Barclays Capital International
  Treasury Bond ETF...................  0.5000%
SPDR Barclays Capital International
  Corporate Bond ETF..................  0.5500%
SPDR Barclays Capital High Yield Bond
  ETF.................................  0.4000%
SPDR Barclays Capital Short Term
  Corporate Bond ETF..................  0.1245%


--------

   (1) The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2011, so that the Net Annual Fund Operating Expenses of the SPDR Barclays Capital Aggregate Bond ETF and SPDR Nuveen Barclays Capital Municipal Bond ETF are limited to 0.1345% and 0.2300%, respectively, of the applicable Fund's average daily net assets. The Adviser may continue each waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2011, either or both waivers may be cancelled or modified at any time.

From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

INVESTMENT SUB-ADVISERS. Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Nuveen Asset Management as sub-adviser, to be responsible for the day-to-day management of the Municipal Bond ETFs' and the SPDR Nuveen Barclays Capital Build America Bond ETF's investments, subject to supervision by the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the SPDR Nuveen Barclays Capital Build America Bond ETF and the Municipal Bond ETFs. Nuveen Asset Management is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the "MDP Acquisition"). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Asset Management has adopted policies and procedures that address arrangements involving Nuveen Asset Management and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest. Nuveen Asset Management offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of June 30, 2010, Nuveen Asset Management managed approximately $74 billion in assets. Nuveen Asset Management's principal business address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset


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Management is a wholly-owned subsidiary of Nuveen Investments, Inc.

In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management 45% of the advisory fee paid by the SPDR Nuveen Barclays Capital Build America Bond ETF and the Municipal Bond ETFs to the Adviser (after deducting payments to service providers and expenses). The SPDR Nuveen Barclays Capital Build America Bond ETF and the Municipal Bond ETFs are not responsible for the fees paid to Nuveen Asset Management.

The Adviser has retained SSgA LTD, as sub-adviser, to be responsible for the day to day management of the SPDR Barclays Capital International Corporate Bond ETF's investments, subject to supervision by the Adviser and the Board. The Adviser will provide administrative, compliance and general management services to the SPDR Barclays Capital International Corporate Bond ETF. SSgA LTD has been operating since 1990 with experience in managing indexed fixed income portfolios. As of June 30, 2010, SSgA LTD managed approximately $269.02 billion in assets. SSgA LTD's principal business address is 20 Churchill Place, Canary Wharf, London, United Kingdom E14 5HJ.

In accordance with the Sub-Advisory Agreement between the Adviser and SSgA LTD, the Adviser pays SSgA LTD 40% of the advisory fee paid by the SPDR Barclays Capital International Corporate Bond ETF to the Adviser (after deducting payments to the fund service providers and fund expenses). The SPDR Barclays Capital International Corporate Bond ETF is not responsible for the fees paid to SSgA LTD.

A discussion regarding the Board's consideration of the Investment Advisory and Sub-Advisory Agreements is provided in the Trust's Semi-Annual Report to Shareholders for the period ended December 31, 2009 and, with respect to any Fund that commenced operations after December 31, 2009, such discussion is provided in the Trust's Annual Report to Shareholders for the period ended June 30, 2010.

PORTFOLIO MANAGERS. The Adviser and Sub-Advisers manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups. The Adviser's portfolio management teams are overseen by the SSgA Investment Committee.

The professionals primarily responsible for the day-to-day management of each Fund are:

PORTFOLIO MANAGERS                       FUND
------------------                       ----
Todd Bean, Steve Meier and   SPDR Barclays Capital 1-3
  Jeff St. Peters            Month T-Bill ETF
David Kobuszewski and Marc   SPDR Barclays Capital TIPS
  Touchette                  ETF
                             SPDR DB International
                             Government Inflation-
                             Protected Bond ETF
Michael Brunell, John Kirby  SPDR Barclays Capital
  and Karen Tsang            Intermediate Term Treasury
                             ETF
                             SPDR Barclays Capital Long
                             Term Treasury ETF
Michael Brunell, John Kirby  SPDR Barclays Capital
  and Max DeSantis           Convertible Securities ETF
                             SPDR Barclays Capital
                             Aggregate Bond ETF
                             SPDR Barclays Capital High
                             Yield Bond ETF
Michael Brunell, John Kirby  SPDR Barclays Capital Short
  and Allen Kwong            Term International Treasury
                             Bond ETF
                             SPDR Barclays Capital
                             International Treasury Bond
                             ETF
Timothy Ryan and Steven      Municipal Bond ETFs
  Hlavin
Daniel Close, Timothy Ryan   SPDR Nuveen Barclays
  and Steven Hlavin          Capital Build America Bond
                             ETF
John Kirby and Allen Kwong   SPDR Barclays Capital
                             Intermediate Term Corporate
                             Bond ETF
                             SPDR Barclays Capital Long
                             Term Corporate Bond ETF
                             SPDR Barclays Capital Short
                             Term Corporate Bond ETF
Allen Kwong and Karen Tsang  SPDR Barclays Capital
                             Mortgage Backed Bond ETF
Stephen Yeats and John       SPDR Barclays Capital
  Hutson                     International Corporate
                             Bond ETF


TODD BEAN. Todd Bean, CFA, is a Vice President of SSgA and SSgA FM and a Senior Portfolio Manager in the firm's U.S. Cash Management Group. He began his career at State Street Corporation in 1999, joining the firm as an analyst in the firm's custody and settlements area. Following a period on the money markets operations staff, Mr. Bean joined the Cash Management Group in 2004. He received a Bachelor's degree in Economics and Government from St. Lawrence

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University and an MS in Finance from Northeastern University. He has earned the
Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

STEVE MEIER. Steve Meier, CFA, FRM, is an Executive Vice President of SSgA and SSgA FM and is the Global Cash CIO. Mr. Meier is an Executive Vice President of State Street Global Advisors and is the Global Cash CIO. Mr. Meier, who joined SSgA in 2003, has more than 25 years of experience in the global cash and fixed income markets. Previously, he headed the firm's North American Cash and Securities Lending Cash Collateral portfolio management activities. Prior to joining SSgA, Mr. Meier was a Senior Managing Director in State Street's Global Markets group responsible for developing its global fixed income business. He also served as Chief Operating Officer of State Street's electronic bond trading subsidiary, Advanced Auctions LLC, and was a member of its European subsidiary's Board of Directors. He received extensive capital markets experience and held senior positions in trading and investment banking in New York and London while working for Merrill Lynch and Credit Suisse First Boston for nearly 12 years. He also served on TradeWeb LLC's Executive Board while head of CSFB's global electronic trading unit. In addition, he was a senior global bond Portfolio Manager with Oppenheimer Capital and member of its Fixed Income Strategy Group. Mr. Meier is a member of SSgA's Executive Management Group (EMG), Senior Management Group (SMG) and Investment Committee. He has earned the Chartered Financial Analyst designation, is a certified Financial Risk Manager (FRM), a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR) and the Global Association of Risk Professionals
(GARP). He holds a BBA from Hofstra University, an MBA from Indiana University's Graduate School of Business and an Advanced Certificate of Investment Management from the London Business School.

JEFF ST. PETERS. Jeff St. Peters is a Managing Director of SSgA and SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He is responsible for managing several securities lending, enhanced cash, offshore, and SSgA's registered money market portfolios for both retail and institutional clients. In addition, Mr. St. Peters manages a team of portfolio managers that focus on traditional money market funds, both taxable and tax exempt. He has been managing short duration cash and securities lending portfolios at SSgA for over 8 years. Prior to joining SSgA, Mr. St. Peters was employed nearly 9 years with Fidelity Investments, the latter years within the Fidelity Management and Research Company, where he worked as a trader within the Money Market area of the Fixed Income division. In addition, he held several positions within Fidelity's Investment Technology area, where he assisted in designing and implementing an internal proprietary trading system. Mr. St. Peters has over 17 years of investment experience. He holds a BS in Finance from Bentley College.

DAVID KOBUSZEWSKI. David Kobuszewski is a Vice President of SSgA and SSgA FM and a Portfolio Manager in the Interest Rate Strategies Group. He is primarily responsible for the management of active government strategies. He began his career as a research assistant at the Board of Governors of the Federal Reserve System. Mr. Kobuszewski holds a BA degree in Economics and a BS degree in Business Administration from Boston University and an MBA degree from Yale University. He has earned the Chartered Financial Analyst designation.

MARC TOUCHETTE. Marc Touchette is a Principal of SSgA and SSgA FM. He is a Portfolio Manager in the Interest Rate Strategies group. His primary responsibilities include managing inflation linked, derivative and custom solution strategies. Prior to expanding his role, Mr. Touchette worked as a Research Analyst dedicated to the Liability Driven Investing team. Mr. Touchette joined SSgA in 2006 as a Senior Operations Associate and was responsible for all Fixed Income Swap Operations. Prior to this role, he held positions in the Fund Accounting department of State Street Bank and Trust Company. Mr. Touchette graduated from the University of Massachusetts with a Bachelor's degree in Economics. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and CFA Institute.

MICHAEL BRUNELL. Michael Brunell, CFA, is a Principal of SSgA and SSgA FM, and is a member of the Fixed Income Portfolio Management team since 2004. In his current role as part of the Beta solutions group, he is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETFs which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the U.S. Bond Operations team, which he had been a member of since 1997. Mr. Brunell started his career in the investment management field when he joined the Mutual Fund Custody division of State Street in 1993. In this role he focused on the accounting and the valuation


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of various domestic and international equity and bond portfolios. Mr. Brunell received a BS degree in Business Administration from Saint Michael's College and an MSF from Boston College. Additionally he is a member of the CFA Institute and the Boston Securities Analyst Society.

JOHN KIRBY. John Kirby is a Managing Director of SSgA and SSgA FM, and head of the firm's Fixed Income Index team. He has managed the group since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets. Mr. Kirby holds a Bachelor's degree from Boston College and an MBA from the Sawyer School of Management at Suffolk University. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Barclays Capital Index Advisory Council.

DANIEL CLOSE. Daniel Close is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Close serves as a portfolio manager for many of Nuveen Asset Management's state-specific open-end municipal bond funds, as well as several closed-end exchange-traded funds. He has been with Nuveen Asset Management since 2000. Prior to his current position, he served as a research analyst covering corporate-backed, energy, transportation and utility credits. Before joining Nuveen Asset Management, Mr. Close worked as an analyst at Banc of America Securities specializing in originating and structuring asset-backed securities. He received his B.S. in business from Miami University in Ohio and his M.B.A. at the J. L. Kellogg Graduate School of Management at Northwestern University. Mr. Close has earned the Chartered Financial Analyst designation.

TIMOTHY RYAN. Timothy Ryan is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010. Prior to joining Nuveen Asset Management, Mr. Ryan was a principal of SSgA FM and a Vice President of SSgA and responsible for managing the series of the Trust that invest primarily in municipal securities. Prior to joining SSgA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formally Scudder Insurance Asset Management. His clients included nuclear decommissioning trusts, insurance portfolios and corporate cash. Mr. Ryan began working at Deutsche Bank in 1991 as a municipal bond analyst covering high yield, transportation, higher education, general obligation, and money market sectors. He joined Deutsche Bank with 8 years of experience as vice president and investment banker at Mesirow Financial and vice president and financial consultant at Speer Financial. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.

STEVEN HLAVIN. Steven Hlavin is Vice President and Assistant Portfolio Manager for Nuveen Asset Management. He manages the Tender Option Bond program that deploys inverse floating rate securities in Nuveen Asset Management's closed and open-end funds. In addition, he develops and assists in executing quantitative strategies for indexing purposes and yield curve positioning. He serves as chairman of Nuveen Asset Management's Yield Curve Strategy Committee. Prior to his current position, Mr. Hlavin worked as a senior analyst responsible for the risk management and performance reporting process for Nuveen Asset Management. Mr. Hlavin joined Nuveen Asset Management in 2003. Mr. Hlavin earned his B.A. in finance and accounting and his M.B.A. in finance from Miami University. He has been a speaker at the Leveraging Performance Attribution Analysis for Fixed Income Investments Conference series.

ALLEN KWONG. Allen Kwong is a Principal of SSgA and SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined SSgA in 1997 and is responsible for developing and managing portfolios against a variety of fixed income indices. He has been in this role since 2004. Previously, Mr. Kwong worked in the Fixed Income Operations group supporting the index team. Mr. Kwong holds an MBA degree from the Carroll School of Management at Boston College and dual BS degrees in Economics and Strategic Management from Boston College. Mr. Kwong is currently a Level I Candidate for the Chartered Financial Analyst designation.

KAREN TSANG. Karen Tsang is a Principal of SSgA and SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and US Treasury Index Funds. Prior to her current role, she worked as a Senior Operations Associate covering all Mortgage, Asset-Backed, and Commercial Mortgage-Backed portfolios. Before joining SSgA in 1998, she worked as a Senior Fund Accountant in the Mutual Funds Division of State Street Corporation

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on domestic and international bonds and equity funds. Ms. Tsang holds a
Bachelors degree with a dual concentration in Finance and Marketing from the Boston University School of Management.

MAX DESANTIS. Max DeSantis is a Principal of SSgA and SSgA FM and Portfolio Manager in the Passive Fixed Income portfolio management group. He has been a member of this group since July 2009. He joined SSgA in 2008 as part of the Investment Risk Management team focusing on Fixed Income risk. Prior to this Mr. DeSantis worked at State Street in Corporate Finance. Prior to joining State Street, Mr. DeSantis worked in manufacturing as a process engineer and as a research assistant through Harvard Medical School doing psychiatric research. Mr. DeSantis graduated from the University of Pennsylvania with a BA degree in Mathematics and received an MBA from the Carroll School of Management at Boston College. Mr. DeSantis is currently a Level III Candidate for the Chartered Financial Analyst designation.

STEPHEN YEATS. Mr. Yeats is an Investment Manager within the Fixed Income Beta Solutions group at SSgA LTD. He joined SSgA LTD in February, 2007. He is responsible for the management of both credit and government index fixed income portfolios. In addition, Mr. Yeats is involved in the development of synthetic fixed income solutions for clients. Prior to joining the Investment Management team, Mr. Yeats was an Investment Manager in the Global Fixed Income group of Daiwa SB Investments. Mr. Yeats graduated with a Masters in Chemical Engineering from Nottingham University and has also earned the Chartered Financial Analyst ("CFA") designation. He is a member of the UK Society of Investment Professionals and the CFA Institute.

JOHN HUTSON. Mr. Hutson is an Investment Manager in the International Fixed Income Beta Solutions group at SSgA LTD. Prior to joining the team in May 2008, Mr. Hutson was a Risk Management Analyst in the Fixed Income group at State Street Global Advisors. He was primarily responsible for examining the portfolio risk of SSgA's international fixed income funds managed in Singapore, Sydney and Tokyo. Mr. Hutson transferred to SSgA's Sydney office in September 2006 after spending two years monitoring fixed income risk for the London team. Prior to this, Mr. Hutson worked as a Portfolio Analyst in the Fixed Income group. Mr. Hutson began his career as a Portfolio Accountant with State Street Bank in London in 2001. Mr. Hutson received a Bachelors degree in Economics from Loughborough University in the United Kingdom, and has earned the CFA designation.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street Bank"), part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

LENDING AGENT. State Street Bank is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

DISTRIBUTOR. State Street Global Markets, LLC (the "Distributor"), part of State Street Corporation, is the distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

INDEX/TRADEMARK LICENSES/DISCLAIMERS

The index providers are not affiliated with the Trust, the Adviser, the Sub-Advisers, the Funds' administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser ("Licensee") has entered into license agreements with the index providers to use their respective Indexes. The Adviser is sub-licensing rights to the Indexes to the Funds at no charge.

BARCLAYS CAPITAL INDEXES. The Adviser acknowledges and expressly agrees that the Barclays Capital ETFs ("Products" or "ETF") are not sponsored, endorsed, sold or promoted by Barclays Capital ("Licensor"), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor's only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined,


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      (SPDR LOGO)






composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON'S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEXES.

BARCLAYS CAPITAL INFLATION-LINKED BOND INDEX DISCLAIMER. (C)Barclays Bank 2004. All rights reserved. The SPDR Barclays Capital TIPS ETF ("Fund") is not sponsored, endorsed, sold or promoted by Barclays Capital, the investment banking division of Barclays Bank PLC ("Barclays Capital"). Barclays Capital or one of its affiliated entities may act as an Authorized Participant for the Fund and/or as an initial purchaser of shares of the Fund. Barclays Capital does not make any representation regarding the advisability of investing in the Fund or the advisability of investing in securities generally. The Index is determined, composed and calculated by Barclays Capital without regard to the Licensee or the Fund. Barclays Capital has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Barclays Capital has no obligation or liability in connection with administration, marketing or trading of the Fund.

BARCLAYS CAPITAL SHALL HAVE NO LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

None of the information supplied by Barclays Capital and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital. Barclays Bank PLC is registered in England No. 1026167. Registered office: 1 Churchill Place London E14 5HP.

S&P INDEX LICENSE. S&P National AMT-Free Municipal VRDO Index, "S&P(R)", "Standard & Poor's(R)", are trademarks of The McGraw-Hill Companies, Inc. ("McGraw-Hill").

SPDR Nuveen S&P VRDO Municipal Bond ETF is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. SSgA Fund Management, Inc, and the Trust are permitted to

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use these trademarks pursuant to a License Agreement with Standard & Poor's
Financial Services LLC, an affiliate of McGraw-Hill ("S&P" or "Standard & Poor's").

The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Fund's Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Fund particularly or the ability of the S&P National AMT-Free Municipal VRDO Index to track bond performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P National AMT-Free Municipal VRDO Index which is determined, comprised and calculated by S&P without regard to the Fund or its shareholders. S&P has no obligation to take the needs of the Fund or their shareholders into consideration in determining, comprising or calculating the S&P National AMT-Free Municipal VRDO Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund's Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P NATIONAL AMT-FREE MUNICIPAL VRDO INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P NATIONAL AMT-FREE MUNICIPAL VRDO INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P NATIONAL AMT-FREE MUNICIPAL VRDO INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DEUTSCHE BANK INDEX. The SPDR DB International Government Inflation-Protected Bond ETF (the "Product") is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG. The DB Global Government ex-US Inflation-Linked Bond Capped Index (the "DB Index") is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "Deutsche Bank Securities Inc." are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by SSgA, a division of State Street, parent of the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index makes any representation or warranty, express or implied, concerning the DB Index, the Product or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of SSgA, the sponsor of the Product, or its clients into consideration in determining, composing or calculating the DB Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Product. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration, marketing or trading of the Product.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SSGA FROM THE USE OF THE DB INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF


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MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
DB INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN,OR RELATED TO, MAKING OR COMPILING THE DB INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OFANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND SSGA.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank. "Deutsche Bank" and "DB Global Government ex-US Inflation-Linked Bond Capped Index" are reprinted with permission. (C)Copyright 2009 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and "Deutsche Bank Securities Inc." are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by SSgA. The Product is not sponsored, endorsed, sold or promoted by Deutsche Bank AG. Deutsche Bank AG, as Index Provider, makes no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG is licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG without regard to Index, this product or any investor.

SPDR TRADEMARK. The "SPDR" trademark is used under license from S&P. No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund's Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund's Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long. Information showing the number of days the market price of a Fund's Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at www.spdrs.com.


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The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

OTHER CONSIDERATIONS

DISTRIBUTION AND SERVICE PLAN. Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made through at least October 31, 2011. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns interest from debt securities and, if participating, securities lending income. In addition, the SPDR Barclays Capital Convertible Securities ETF may earn income from Preferred Securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from month to month. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code (the "Code").

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such


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as a 401(k) plan, you need to be aware of the possible tax consequences when:

-  Each Fund makes distributions;

-  You sell Shares listed on the Exchange; and

-  You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS (ALL FUNDS, EXCEPT THE MUNICIPAL BOND
ETFs). Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

TAXES ON DISTRIBUTIONS (MUNICIPAL BOND ETFs). Dividends paid by a Municipal Bond ETF that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond ETF intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax. Dividends paid by a Municipal Bond ETF will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of such Fund's tax-exempt interest income as long as 50% or more of the value of such Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as such Fund designated such dividends as exempt-interest dividends. Each Municipal Bond ETF, however, is able to invest up to 20% of its net assets in taxable securities, the income from which is subject to regular federal income tax.

There is, however, no limit on the types of municipal securities that a Municipal Bond ETF can purchase. Accordingly, because a Municipal Bond ETF may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," a Municipal Bond ETF may not be an appropriate investment for shareholders who are considered either a "substantial user" or "related person" within the meaning of the Code. In addition, interest on certain municipal securities that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. Each Municipal Bond ETF will annually supply shareholders with a report indicating the percentage of its income attributable to municipal securities required to be included in calculating the federal alternative minimum tax. In addition, interest on all municipal securities, and therefore all distributions by the Municipal Bond ETFs that would otherwise be tax exempt, is required to be included in calculating a corporation's adjusted current earnings for purposes of the alternative minimum tax calculation applicable to corporations. For additional information, investors should consult their tax advisors before investing in a Fund.

Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of a state other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

ALL FUNDS. Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. The Municipal Bond ETFs' taxable dividends, if any, are not expected to be made up of qualified dividend income or to qualify for a dividends received deduction if you are a corporate shareholder. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains

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distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Although the Municipal Bond ETFs do not seek to realize taxable income or capital gains, such Funds may realize and distribute taxable income or capital gains from time to time as a result of the Funds' normal investment activities. Beginning in 2013, for U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on "Net Investment Income," including interest, dividends and capital gains.

The extent to which a Fund redeems Creation Units in cash may result in more capital gains being recognized by a Fund as compared to exchange traded funds that redeem Creation Units in-kind.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividend income. Consult your financial intermediary or tax advisor.

Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Fund may affect the taxation of your benefits.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

ORIGINAL ISSUE DISCOUNT. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in a Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year.

MARKET DISCOUNT (FOR SECURITIES OTHER THAN MUNICIPAL SECURITIES). Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.



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MARKET DISCOUNT (MUNICIPAL SECURITIES). If a Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

FOREIGN CURRENCY TRANSACTIONS. A Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, a Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by a Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

NON-U.S. INVESTORS. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under currently pending legislation, a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. Under such pending legislation, the Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

TAXES ON EXCHANGE-LISTED SHARE SALES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.


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If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

BUILD AMERICA BONDS. The American Recovery and Reinvestment Act of 2009 sets forth the Build America Bond program and provides a transitional coordination provision with respect to State law and indicates that, for state income tax purposes, interest income from Build America Bonds will be treated the same as if the interest was from any other tax exempt obligation issued by a state or local government. The Act, however, permits States to provide for different tax treatment for Build America Bonds if the State decides to do so. The Fund will invest in Build America Bonds from a number of different States and will annually provide information regarding the percentage of its income earned in each State. Depending on each State's tax laws, this information may be used in determining the dividend amount that may be exempt from your state and/or local income taxes. You should be aware that some States require a minimum percentage of home state bonds to permit the state tax exemption. Consult your tax advisor to determine whether such interest is exempt from your State and/or local taxes.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand each Fund's financial performance for the period since each Fund's inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2010 Annual Report to shareholders of each of the Funds, which is available upon request. Funds that do not have information set forth below had not commenced operations as of June 30, 2010.



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                       FINANCIAL HIGHLIGHTS -- (Continued)
          Selected data for a share outstanding throughout each period


                                                              SPDR BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF
                                                 -------------------------------------------------------------------
                                                                                                      FOR THE PERIOD
                                                      YEAR ENDED           YEAR ENDED      YEAR ENDED    5/25/07*-
                                                        6/30/10              6/30/09         6/30/08      6/30/07
                                                 -------------------- -------------------- ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD............      $    45.86            $  45.88        $  45.96      $ 45.74
                                                      ----------            --------        --------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................            0.00(1) (2)         0.23(2)         1.32         0.20
Net realized and unrealized gain (loss) (3).....            0.00(1)             0.11            0.03         0.02
                                                      ----------            --------        --------      -------
Total from investment operations................            0.00(1)             0.34            1.35         0.22
                                                      ----------            --------        --------      -------
Net equalization credits and charges (2)........            0.00(1)             0.02            0.09           --
                                                      ----------            --------        --------      -------
Other Capital (2)...............................              --                  --              --           --
                                                      ----------            --------        --------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................            0.00(1)            (0.37)          (1.52)          --
Net realized gains..............................            0.00(1)            (0.01)             --           --
Return of capital...............................           (0.01)                 --              --           --
                                                      ----------            --------        --------      -------
Total distributions.............................           (0.01)              (0.38)          (1.52)          --
                                                      ----------            --------        --------      -------
NET ASSET VALUE, END OF PERIOD..................      $    45.85            $  45.86        $  45.88      $ 45.96
                                                      ==========            ========        ========      =======
TOTAL RETURN (4)................................            0.00%(5)            0.79%           3.18%        0.48%
Net assets, end of period (in 000's)............      $1,054,532            $985,943        $284,435      $36,766
Ratio of expenses to average net assets.........            0.14%               0.14%           0.14%        0.14%(6)
Ratio of net investment income (loss) to average
  net assets....................................            0.00%(5)            0.49%           2.72%        4.49%(6)
Portfolio turnover rate (7).....................             623%                692%            583%           2%




 *  Commencement of operations
(1) Amount is less than $0.005 per share.
(2) Per share numbers have been calculated using the average shares method.
(3) Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
    Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5) Amount is less than 0.005%.
(6) Annualized.
(7) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





102                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period














                                                    SPDR BARCLAYS CAPITAL INTERMEDIATE TERM
         SPDR BARCLAYS CAPITAL TIPS ETF                           TREASURY ETF
----------------------------------------------- -----------------------------------------------
                                 FOR THE PERIOD                                  FOR THE PERIOD
YEAR ENDED YEAR ENDED YEAR ENDED    5/25/07*-   YEAR ENDED YEAR ENDED YEAR ENDED    5/23/07*-
  6/30/10    6/30/09    6/30/08      6/30/07      6/30/10    6/30/09    6/30/08      6/30/07
---------- ---------- ---------- -------------- ---------- ---------- ---------- --------------
 $  49.74   $  52.00    $ 47.88      $ 48.01     $  57.22   $  55.32    $ 52.56      $ 52.57
 --------   --------    -------      -------     --------   --------    -------      -------

     1.78(2)    0.54(2)    2.86         0.41         1.19(2)    1.43(2)    2.06         0.22
     2.78      (1.19)      4.24        (0.57)        2.02       1.92       2.81        (0.23)
 --------   --------    -------      -------     --------   --------    -------      -------
     4.56      (0.65)      7.10        (0.16)        3.21       3.35       4.87        (0.01)
 --------   --------    -------      -------     --------   --------    -------      -------
     0.01       0.07      (0.12)        0.03         0.03       0.06       0.17           --
 --------   --------    -------      -------     --------   --------    -------      -------
       --       0.00(1)      --           --           --         --         --           --
 --------   --------    -------      -------     --------   --------    -------      -------

    (1.57)     (1.68)     (2.86)          --        (1.19)     (1.51)     (2.24)          --
       --         --         --           --        (0.08)        --      (0.04)          --
       --         --         --           --           --         --         --           --
 --------   --------    -------      -------     --------   --------    -------      -------
    (1.57)     (1.68)     (2.86)          --        (1.27)     (1.51)     (2.28)          --
 --------   --------    -------      -------     --------   --------    -------      -------
 $  52.74   $  49.74    $ 52.00      $ 47.88     $  59.19   $  57.22    $ 55.32      $ 52.56
 ========   ========    =======      =======     ========   ========    =======      =======
     9.33%     (1.11)%    14.96%       (0.27)%       5.73%      6.20%      9.73%       (0.02)%
 $379,749   $288,501    $93,602      $57,457     $242,703   $143,070    $44,261      $10,513
     0.19%      0.19%      0.19%        0.19%(6)     0.14%      0.14%      0.14%        0.14%(6)
     3.48%      1.11%      6.49%       10.23%(6)     2.06%      2.50%      3.51%        4.13%(6)
       18%        21%        16%          --%(5)       39%        49%        36%           7%




PRECISE IN A WORLD THAT ISN'T. TM                                            103

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period







                                                   SPDR BARCLAYS CAPITAL LONG TERM TREASURY ETF
                                                 -----------------------------------------------
                                                                                  FOR THE PERIOD
                                                 YEAR ENDED YEAR ENDED YEAR ENDED    5/23/07*-
                                                   6/30/10    6/30/09    6/30/08      6/30/07
                                                 ---------- ---------- ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD............   $ 55.00    $ 53.39    $ 49.67      $50.12
                                                   -------    -------    -------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................      2.20(1)    2.36(1)    2.47        0.22
Net realized and unrealized gain (loss) (2).....      4.06       1.64       3.72       (0.67)
                                                   -------    -------    -------      ------
Total from investment operations................      6.26       4.00       6.19       (0.45)
                                                   -------    -------    -------      ------
Net equalization credits and charges (1)........      0.08       0.01      (0.01)         --
                                                   -------    -------    -------      ------
Other Capital (1)...............................        --         --         --          --
                                                   -------    -------    -------      ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................     (2.19)     (2.40)     (2.45)         --
Net realized gains..............................        --         --      (0.01)         --
                                                   -------    -------    -------      ------
Total distributions.............................     (2.19)     (2.40)     (2.46)         --
                                                   -------    -------    -------      ------
NET ASSET VALUE, END OF PERIOD..................   $ 59.15    $ 55.00    $ 53.39      $49.67
                                                   =======    =======    =======      ======
TOTAL RETURN (3)................................     11.93%      7.51%     12.62%      (0.90)%
Net assets, end of period (in 000's)............   $23,661    $16,499    $10,678      $9,934
Ratio of expenses to average net assets.........      0.14%      0.14%      0.14%       0.14%(4)
Ratio of net investment income (loss) to average
  net assets....................................      4.01%      4.14%      4.58%       4.29%(4)
Portfolio turnover rate (5).....................        54%        17%        11%          4%




 *  Commencement of operations
(1) Per share numbers have been calculated using the average shares method.
(2) Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
    Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4) Annualized.
(5) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(6) Amount is less than $0.005.





104                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period














  SPDR BARCLAYS CAPITAL
    INTERMEDIATE TERM       SPDR BARCLAYS CAPITAL     SPDR BARCLAYS CAPITAL
        CORPORATE                    LONG             CONVERTIBLE SECURITIES    SPDR BARCLAYS CAPITAL
         BOND ETF          TERM CORPORATE BOND ETF             ETF             MORTGAGE BACKED BOND ETF
------------------------- ------------------------- ------------------------- -------------------------
           FOR THE PERIOD            FOR THE PERIOD            FOR THE PERIOD            FOR THE PERIOD
YEAR ENDED    2/10/09*-   YEAR ENDED    3/10/09*-   YEAR ENDED    4/14/09*-   YEAR ENDED    1/15/09*-
  6/30/10      6/30/09      6/30/10      6/30/09      6/30/10      6/30/09      6/30/10      6/30/09
---------- -------------- ---------- -------------- ---------- -------------- ---------- --------------
 $  30.39      $ 30.00      $ 33.31      $30.00      $  31.65      $ 30.00      $ 26.26      $26.05
 --------      -------      -------      ------      --------      -------      -------      ------

     1.31(1)      0.59(1)      2.07(1)     0.65(1)       1.43(1)      0.35(1)      0.68(1)     0.25(1)
     2.13         0.20         3.30        3.13          4.78         1.42         1.29        0.14
 --------      -------      -------      ------      --------      -------      -------      ------
     3.44         0.79         5.37        3.78          6.21         1.77         1.97        0.39
 --------      -------      -------      ------      --------      -------      -------      ------
     0.09         0.05         0.06          --          0.05         0.05         0.07          --
 --------      -------      -------      ------      --------      -------      -------      ------
     0.00(6)        --           --          --          0.02         0.05         0.10          --
 --------      -------      -------      ------      --------      -------      -------      ------

    (1.38)       (0.45)       (2.09)      (0.47)        (1.76)       (0.22)       (0.73)      (0.18)
    (0.04)          --        (0.08)         --         (0.11)          --        (0.31)         --
 --------      -------      -------      ------      --------      -------      -------      ------
    (1.42)       (0.45)       (2.17)      (0.47)        (1.87)       (0.22)       (1.04)      (0.18)
 --------      -------      -------      ------      --------      -------      -------      ------
 $  32.50      $ 30.39      $ 36.57      $33.31      $  36.06      $ 31.65      $ 27.36      $26.26
 ========      =======      =======      ======      ========      =======      =======      ======
    11.85%        2.86%       16.76%      12.70%        19.92%        6.24%        8.31%       1.51%
 $113,747      $27,349      $32,909      $6,661      $259,629      $44,307      $27,362      $5,252
     0.15%        0.15%(4)     0.15%       0.15%(4)      0.40%        0.40%(4)     0.21%       0.20%(4)
     4.13%        5.22%(4)     5.85%       6.82%(4)      3.85%        5.33%(4)     2.55%       2.14%(4)
       42%           4%          42%         27%           26%           9%         897%        619%




PRECISE IN A WORLD THAT ISN'T. TM                                            105

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period






                                                     SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF
                                                 -----------------------------------------------
                                                                                  FOR THE PERIOD
                                                 YEAR ENDED YEAR ENDED YEAR ENDED    5/23/07*-
                                                   6/30/10    6/30/09    6/30/08      6/30/07
                                                 ---------- ---------- ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $  54.47   $  53.13   $  52.09      $ 52.36
                                                  --------   --------   --------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................      1.85(1)    2.13(1)    2.44         0.24
Net realized and unrealized gain (loss) (2).....      3.13       1.41       0.91        (0.51)
                                                  --------   --------   --------      -------
Total from investment operations................      4.98       3.54       3.35        (0.27)
                                                  --------   --------   --------      -------
Net equalization credits and charges (1)........      0.01       0.03       0.31           --
                                                  --------   --------   --------      -------
Other Capital (1)...............................        --       0.01         --           --
                                                  --------   --------   --------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................     (1.86)     (2.18)     (2.62)          --
Net realized gains..............................     (0.93)     (0.06)        --           --
                                                  --------   --------   --------      -------
Total distributions.............................     (2.79)     (2.24)     (2.62)          --
                                                  --------   --------   --------      -------
NET ASSET VALUE, END OF PERIOD..................  $  56.67   $  54.47   $  53.13      $ 52.09
                                                  ========   ========   ========      =======
TOTAL RETURN (4)................................      9.36%      6.90%      7.13%       (0.52)%
Net assets, end of period (in 000's)............  $221,027   $196,090   $116,880      $10,419
Ratio of expenses to average net assets.........      0.13%      0.13%      0.13%        0.13%(5)
Ratio of expenses to average net assets
  before waivers................................      0.19%      0.19%      0.19%        0.19%(5)
Ratio of net investment income (loss) to average
  net assets....................................      3.33%      3.98%      4.13%        4.42%(5)
Portfolio turnover rate (6).....................       376%       475%       151%          17%




 *  Commencement of operations
(1) Per share numbers have been calculated using the average shares method.
(2) Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3) Amount is less than $0.005 per share.
(4) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
    Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5) Annualized.
(6) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





106                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period














    SPDR NUVEEN BARCLAYS CAPITAL         SPDR NUVEEN BARCLAYS CAPITAL       SPDR NUVEEN BARCLAYS CAPITAL NEW
              MUNICIPAL                           CALIFORNIA                              YORK
              BOND ETF                        MUNICIPAL BOND ETF                   MUNICIPAL BOND ETF
------------------------------------ ------------------------------------ ------------------------------------
                      FOR THE PERIOD                       FOR THE PERIOD                       FOR THE PERIOD
YEAR ENDED YEAR ENDED    9/11/07*-   YEAR ENDED YEAR ENDED   10/10/07*-   YEAR ENDED YEAR ENDED   10/11/07*-
  6/30/10    6/30/09      6/30/08      6/30/10    6/30/09      6/30/08      6/30/10    6/30/09      6/30/08
---------- ---------- -------------- ---------- ---------- -------------- ---------- ---------- --------------
 $  21.95   $  21.73     $  22.16      $ 21.25    $ 21.74      $ 22.18      $ 21.49    $ 21.64      $ 21.96
 --------   --------     --------      -------    -------      -------      -------    -------      -------

     0.85(1)    0.86(1)      0.64         0.96(1)    0.92(1)      0.62         0.88(1)    0.87(1)      0.63
     0.97       0.18        (0.53)        1.27      (0.52)       (0.52)        1.16      (0.16)       (0.39)
 --------   --------     --------      -------    -------      -------      -------    -------      -------
     1.82       1.04         0.11         2.23       0.40         0.10         2.04       0.71         0.24
 --------   --------     --------      -------    -------      -------      -------    -------      -------
     0.02       0.03         0.05         0.01       0.02         0.02         0.01       0.01           --
 --------   --------     --------      -------    -------      -------      -------    -------      -------
       --       0.00(3)      0.00(3)      0.00(3)    0.00(3)      0.00(3)      0.00(3)    0.00(3)        --
 --------   --------     --------      -------    -------      -------      -------    -------      -------

    (0.85)     (0.85)       (0.59)       (0.96)     (0.91)       (0.56)       (0.88)     (0.87)       (0.56)
       --         --           --           --         --           --           --         --           --
 --------   --------     --------      -------    -------      -------      -------    -------      -------
    (0.85)     (0.85)       (0.59)       (0.96)     (0.91)       (0.56)       (0.88)     (0.87)       (0.56)
 --------   --------     --------      -------    -------      -------      -------    -------      -------
 $  22.94   $  21.95     $  21.73      $ 22.53    $ 21.25      $ 21.74      $ 22.66    $ 21.49      $ 21.64
 ========   ========     ========      =======    =======      =======      =======    =======      =======
     8.50%      5.07%        0.73%       10.67%      2.02%        0.54%        9.66%      3.49%        1.08%
 $952,260   $583,859     $256,404      $65,333    $40,376      $17,392      $24,926    $15,046      $12,986
     0.20%      0.20%        0.20%(5)     0.20%      0.20%        0.20%(5)     0.20%      0.20%        0.20%(5)
     0.30%      0.30%        0.30%(5)       --%        --%          --%          --%        --%          --%
     3.75%      3.96%        3.79%(5)     4.32%      4.33%        4.04%(5)     3.92%      4.11%        4.02%(5)
        9%         3%           0%          12%        24%          17%           9%        33%          32%




PRECISE IN A WORLD THAT ISN'T. TM                                            107

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period


                                                                                             SPDR NUVEEN
                                                                              SPDR NUVEEN     BARCLAYS
                                        SPDR NUVEEN BARCLAYS CAPITAL SHORT        S&P       CAPITAL BUILD
                                                       TERM                 VRDO MUNICIPAL     AMERICA
                                                MUNICIPAL BOND ETF             BOND ETF       BOND ETF
                                       ------------------------------------ -------------- --------------
                                                             FOR THE PERIOD FOR THE PERIOD FOR THE PERIOD
                                       YEAR ENDED YEAR ENDED   10/10/07*-      9/23/09*-      5/12/10*-
                                         6/30/10    6/30/09      6/30/08        6/30/10        6/30/10
                                       ---------- ---------- -------------- -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.. $    23.67  $  22.82     $  22.53        $ 30.00        $ 50.00
                                       ----------  --------     --------        -------        -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)..........       0.42(1)   0.55(1)      0.45           0.06(1)        0.34(1)
Net realized and unrealized gain
  (loss) (2)..........................       0.41      0.83         0.19             --           0.49
                                       ----------  --------     --------        -------        -------
Total from investment operations......       0.83      1.38         0.64           0.06           0.83
                                       ----------  --------     --------        -------        -------
Net equalization credits and
  charges (1).........................       0.01      0.03         0.06             --(3)          --
                                       ----------  --------     --------        -------        -------
Other Capital (1).....................       0.01      0.01         0.01           0.01             --
                                       ----------  --------     --------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................      (0.44)    (0.57)       (0.42)         (0.04)         (0.10)
Return of capital.....................         --        --           --             --             --
                                       ----------  --------     --------        -------        -------
Total distributions...................      (0.44)    (0.57)       (0.42)         (0.04)         (0.10)
                                       ----------  --------     --------        -------        -------
NET ASSET VALUE, END OF PERIOD........ $    24.08  $  23.67     $  22.82        $ 30.03        $ 50.73
                                       ==========  ========     ========        =======        =======
TOTAL RETURN (4)......................       3.60%     6.29%        3.16%          0.23%          1.67%
Net assets, end of period (in 000's).. $1,252,378  $501,788     $123,225        $15,013        $10,147
Ratio of expenses to average
  net assets..........................       0.20%     0.20%        0.20%(5)       0.21%(5)       0.36%(5)
Ratio of net investment income (loss)
  to average net assets...............       1.77%     2.35%        2.66%(5)       0.26%(5)       5.10%(5)
Portfolio turnover rate (6)...........         14%        4%           2%           173%            16%




 *  Commencement of operations
(1) Per share numbers have been calculated using the average shares method.
(2) Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3) Amount is less than $0.005 per share.
(4) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
    Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5) Annualized.
(6) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





108                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period

















                                       SPDR BARCLAYS CAPITAL
                                             SHORT TERM
  SPDR DB INTERNATIONAL GOVERNMENT     INTERNATIONAL TREASURY
    INFLATION-PROTECTED BOND ETF              BOND ETF
------------------------------------ -------------------------
                      FOR THE PERIOD            FOR THE PERIOD
YEAR ENDED YEAR ENDED    3/13/08*-   YEAR ENDED    1/15/09*-
  6/30/10    6/30/09      6/30/08      6/30/10      6/30/09
---------- ---------- -------------- ---------- --------------
 $  51.90   $  60.71     $  61.85     $  35.05      $ 33.05
 --------   --------     --------     --------      -------

     2.52(1)    2.08(1)      0.73         0.46(1)      0.21(1)
    (1.96)     (9.07)       (1.35)       (1.41)        1.83
 --------   --------     --------     --------      -------
     0.56      (6.99)       (0.62)       (0.95)        2.04
 --------   --------     --------     --------      -------
     0.35       0.03         0.10         0.07        (0.06)
 --------   --------     --------     --------      -------
     0.17       0.07         0.05         0.10         0.07
 --------   --------     --------     --------      -------

    (0.80)     (0.04)       (0.67)       (0.54)       (0.05)
       --      (1.88)          --         0.00(3)        --
 --------   --------     --------     --------      -------
    (0.80)     (1.92)       (0.67)       (0.54)       (0.05)
 --------   --------     --------     --------      -------
 $  52.18   $  51.90     $  60.71     $  33.73      $ 35.05
 ========   ========     ========     ========      =======
     2.03%    (11.34)%      (0.73)%      (2.32)%       6.22%
 $850,501   $394,482     $206,414     $134,928      $10,514
     0.50%      0.50%        0.50%(5)     0.35%        0.36%(5)

     4.60%      4.20%        6.89%(5)     1.30%        1.39%(5)
       40%        50%           2%          95%          39%




PRECISE IN A WORLD THAT ISN'T. TM                                            109

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period







                                                         SPDR BARCLAYS CAPITAL INTERNATIONAL
                                                                      TREASURY
                                                                      BOND ETF
                                                        ------------------------------------
                                                                              FOR THE PERIOD
                                                        YEAR ENDED YEAR ENDED    10/2/07*-
                                                          6/30/10    6/30/09      6/30/08
                                                        ---------- ---------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD................... $    54.19 $    55.14    $  51.55
                                                        ---------- ----------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........................       1.48(1)    1.51(1)     0.97
Net realized and unrealized gain (loss) (2)............      (1.48)     (1.32)       3.49
                                                        ---------- ----------    --------
Total from investment operations.......................         --       0.19        4.46
                                                        ---------- ----------    --------
Net equalization credits and charges (1)...............      (0.08)     (0.01)       0.11
                                                        ---------- ----------    --------
Other Capital (1)......................................       0.10       0.02        0.03
                                                        ---------- ----------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................      (0.43)     (1.15)      (1.01)
                                                        ---------- ----------    --------
Total distributions....................................      (0.43)     (1.15)      (1.01)
                                                        ---------- ----------    --------
NET ASSET VALUE, END OF PERIOD......................... $    53.78 $    54.19    $  55.14
                                                        ========== ==========    ========
TOTAL RETURN (4).......................................      (0.01)%     0.50%       8.95%
Net assets, end of period (in 000's)................... $1,037,923 $1,089,231    $760,990
Ratio of expenses to average net assets................       0.50%      0.50%       0.50%(6)
Ratio of net investment income (loss) to average
  net assets...........................................       2.62%      2.91%       3.03%(6)
Portfolio turnover rate (7)............................         80%        43%         54%




 *  Commencement of operations
(1) Per share numbers have been calculated using the average shares method.
(2) Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3) Amount is less than $0.005 per share.
(4) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported.
    Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5) If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09 to the SPDR Barclays Capital High Yield Bond ETF, the total return would have been
    (10.44)%.
(6) Annualized.
(7) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.





110                                            PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period














 SPDR BARCLAYS                                       SPDR BARCLAYS
    CAPITAL                                             CAPITAL
 INTERNATIONAL                                        SHORT TERM
   CORPORATE     SPDR BARCLAYS CAPITAL HIGH YIELD      CORPORATE
   BOND ETF                  BOND ETF                  BOND ETF
-------------- ------------------------------------ --------------
FOR THE PERIOD                       FOR THE PERIOD FOR THE PERIOD
   5/19/10*-   YEAR ENDED YEAR ENDED   11/28/07*-     12/16/09*-
    6/30/10      6/30/10    6/30/09      6/30/08        6/30/10
-------------- ---------- ---------- -------------- --------------
    $30.00     $    34.30 $    43.82    $  47.29       $  30.00
    ------     ---------- ----------    --------       --------

      0.07(1)        4.16(1)    4.75(1)     2.19           0.31(1)
     (0.14)          3.70     (10.11)      (4.04)         (0.17)
    ------     ---------- ----------    --------       --------
     (0.07)          7.86      (5.36)      (1.85)          0.14
    ------     ---------- ----------    --------       --------
        --           0.14       0.39        0.39           0.04
    ------     ---------- ----------    --------       --------
      0.04             --         --(3)     0.01           0.06
    ------     ---------- ----------    --------       --------

        --          (4.31)     (4.55)      (2.02)         (0.26)
    ------     ---------- ----------    --------       --------
        --          (4.31)     (4.55)      (2.02)         (0.26)
    ------     ---------- ----------    --------       --------
    $29.97     $    37.99 $    34.30    $  43.82       $  29.98
    ======     ========== ==========    ========       ========
     (0.10)%        24.22%    (10.13)%(5)  (3.10)%         0.79%
    $5,993     $4,301,252 $1,900,709    $394,346       $161,898
      0.55%(6)       0.40%      0.40%       0.40%(6)       0.13%(6)
      2.16%(6)      10.96%     14.81%       9.43%(6)       1.94%(6)
         2%            53%        30%         19%            23%




PRECISE IN A WORLD THAT ISN'T. TM                                            111

      (SPDR LOGO)

          Selected data for a share outstanding throughout each period






WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at http://www.spdrs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

SPDRTRMBPROS             The Trust's Investment Company Act Number is 811-08839.

                                                                     (SPDR LOGO)

                              SPDR(R) SERIES TRUST

                       Supplement Dated December 17, 2010
                                     to the
           Statement of Additional Information Dated October 31, 2010

For the ETFs listed below, the following changes will take effect for each Fund on or around December 17, 2010.

                        CURRENT                                                   NEW
-------------------------------------------------------   -------------------------------------------------
     ETF NAME (TICKER)                  INDEX                 ETF NAME (TICKER)               INDEX
--------------------------   --------------------------   ------------------------   ----------------------
SPDR Barclays Capital        Barclays Capital             SPDR Barclays Capital      Barclays Capital US
Intermediate Term Credit     U.S. Intermediate Credit     Intermediate Term          Intermediate Corporate
Bond ETF (ITR)               Index                        Corporate Bond ETF (ITR)   Bond Index

SPDR Barclays Capital Long   Barclays Capital U.S. Long   SPDR Barclays Capital      Barclays Capital US
Term Credit Bond ETF (LWC)   Credit Index                 Long Term Corporate Bond   Long Corporate Bond
                                                          ETF (LWC)                  Index

SPDR Dow Jones Large Cap     Dow Jones U.S. Large-Cap     SPDR S&P 500 Value ETF     S&P 500 Value Index
Value ETF (ELV)              Value Total Stock Market     (SPYV)
                             Index

SPDR Dow Jones Large Cap     Dow Jones U.S. Large-Cap     SPDR S&P 500 Growth ETF    S&P 500 Growth Index
Growth ETF (ELG)             Growth Total Stock Market    (SPYG)
                             Index

SPDR Dow Jones Mid Cap       Dow Jones U.S. Mid-Cap       SPDR S&P 400 Mid Cap       S&P MidCap 400 Value
Value ETF (EMV)              Value Total Stock Market     Value ETF (MDYV)           Index
                             Index

SPDR Dow Jones Mid Cap       Dow Jones U.S. Mid-Cap       SPDR S&P 400 Mid Cap       S&P MidCap 400 Growth
Growth ETF (EMG)             Growth Total Stock Market    Growth ETF (MDYG)          Index
                             Index

SPDR Dow Jones Small Cap     Dow Jones U.S. Small-Cap     SPDR S&P 600 Small Cap     S&P SmallCap 600 Index
ETF (DSC)                    Total Stock Market Index     ETF (SLY)

SPDR Dow Jones Small Cap     Dow Jones U.S. Small-Cap     SPDR S&P 600 Small Cap     S&P SmallCap 600 Value
Value ETF (DSV)              Value Total Stock Market     Value ETF (SLYV)           Index
                             Index

SPDR Dow Jones Small Cap     Dow Jones U.S. Small-Cap     SPDR S&P 600 Small Cap     S&P SmallCap
Growth ETF (DSG)             Growth Total Stock Market    Growth ETF (SLYG)          600 Growth Index
                             Index

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE